1933 Act Registration No. 333-62364
                                                 ---------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

        [  ]     Pre-Effective                         [X]  Post-Effective
                 Amendment No.                              Amendment No. 1

                            MERRIMAN INVESTMENT TRUST
                             (Growth & Income Fund)
                             (Leveraged Growth Fund)
                           [Exact Name of Registrant]

                 Area Code and Telephone Number: (800) 423-4893
                           1200 Westlake Avenue North
                                    Suite 700

                                Seattle, WA 98109
                    (Address of Principal Executive Offices)


                                William L. Notaro
              Executive Vice President and Chief Operating Officer
                            Merriman Investment Trust
                           1200 Westlake Avenue North
                                    Suite 700
                                Seattle, WA 98109

                     (Name and Address of Agent for Service)


                        Copies of All Correspondence to:
                             David C. Mahaffey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036


It is proposed that this filing will become effective :
X immediately upon filing pursuant to paragraph (b)
_ on _______ pursuant to paragraph (b)
_ 60 days after filing pursuant to paragraph (a)(1)
_ on _______ pursuant to paragraph (a)(1)
_ 75 days after filing pursuant to paragraph (a)(2)
_ on _______ pursuant to (a)(2) of Rule 485
_ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            MERRIMAN INVESTMENT TRUST

                              ASSET ALLOCATION FUND
                            CAPITAL APPRECIATION FUND

                           1200 Westlake Avenue, North
                                    Suite 700
                                Seattle, WA 98109

                                 August 3, 2001


Dear Shareholder:


         As a shareholder of either the Asset Allocation Fund or the Capital Appreciation Fund (or possibly both), you are being asked to vote on an important proposed change. This change will be voted on during a Special Meeting of Shareholders to be held on September 14, 2001.


         There are currently five Merriman Investment Trust funds, and our Board of Trustees has approved and recommends that you vote FOR a proposal to consolidate them to three by merging the Asset Allocation Fund into the Growth & Income Fund and the Capital Appreciation Fund into the Leveraged Growth Fund (each a "Fund" and, collectively, the "Funds"). (The Merriman High Yield Bond Fund is not affected by this proposal.)

         This change requires shareholder approval, and I want you to know the reasons for the proposal.

         First, as you may know, the Funds are relatively small, and operation of the Funds requires a higher level of expenses per share than we believe is desirable. The proposed consolidation should result in larger asset bases for the Growth & Income Fund and the Leveraged Growth Fund, and, over time, we expect to reduce the level of expenses each shareholder is charged.

         Second, we believe this change should improve your investment performance. Over time, the Leveraged Growth Fund has produced significantly higher returns than the Capital Appreciation Fund, yet both Funds have similar risk characteristics. Likewise, the Growth & Income Fund has produced significantly higher returns than the Asset Allocation Fund, yet both Funds have similar risk characteristics. Details about the Growth & Income Fund's and the Leveraged Growth Fund's investment objectives, performance, and management teams are contained in the attached Prospectus/Proxy Statement.

         Third, we believe that the three funds that will remain (the High Yield Bond Fund, the Growth & Income Fund, and the Leveraged Growth Fund), if this proposal is approved, are sufficient to give our investors all of the asset allocation options that we have discussed over the years. To that end, you may want to consider reallocating your investment among the remaining three funds, after the consolidation. While we still believe in the concepts underlying the Asset Allocation Fund and the Capital Appreciation Fund, we don't believe they currently add significantly to our investors' choices.

         If these changes are approved, your shares in the Asset Allocation Fund and/or the Capital Appreciation Fund will be retired and replaced with shares of the Growth & Income Fund and/or Leveraged Growth Fund (as applicable) having an aggregate net asset value equal to the shares that will be retired and replaced. All of this will take place automatically, and it is expected that there will be no federal income tax consequence to you.


         I realize that the attached Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also fax your completed and signed proxy card (both front and back sides) to us at the number listed on the proxy card.

         If you have any questions about the proxy card, please call the Merriman Investment Trust at 1-800-423-4893 . If we do not receive your completed proxy card within several weeks, you may be contacted by a representative of Merriman Investment Trust, who will remind you to vote.


         Please call us at 1-800-423-4893, if you have any questions about asset allocation or changes that may be necessary after the consolidation, if you want a bond fund allocation.

         Thank you for taking this matter seriously and participating in this important process.

                                                    Sincerely,

                                                    Paul A. Merriman
                                                    President
                                                    Merriman Investment Trust

                            MERRIMAN INVESTMENT TRUST

                              ASSET ALLOCATION FUND
                            CAPITAL APPRECIATION FUND

                           1200 Westlake Avenue, North
                                    Suite 700
                                Seattle, WA 98109

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held On September 14, 2001


To the Shareholders of the Asset Allocation Fund and the Capital Appreciation Fund of the Merriman Investment Trust:


         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Asset Allocation Fund and the Capital Appreciation Fund, each a series of Merriman Investment Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Merriman Investment Trust, 1200 Westlake Avenue, North, Suite 700, Seattle, WA 98109 on September 14, 2001 at 10:00 a.m. Pacific Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:


1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Asset Allocation Fund by the Growth & Income Fund, a series of the Trust, in exchange for shares of the Growth & Income Fund and the assumption by the Growth & Income Fund of the identified liabilities of the Asset Allocation Fund. The Plan also provides for distribution of these shares of the Growth & Income Fund to shareholders of the Asset Allocation Fund in liquidation and subsequent termination of the Asset Allocation Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Asset Allocation Fund.

2. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Capital Appreciation Fund by the Leveraged Growth Fund, a series of the Trust, in exchange for shares of the Leveraged Growth Fund and the assumption by the Leveraged Growth Fund of the identified liabilities of the Capital Appreciation Fund. The Plan also provides for distribution of these shares of the Leveraged Growth Fund to shareholders of the Capital Appreciation Fund in liquidation and subsequent termination of the Capital Appreciation Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Capital Appreciation Fund.


         The Board of Trustees has fixed the close of business on July 13, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                               By order of the Board of Trustees

                                                 William L. Notaro
                                                 Secretary


 August 3, 2001
  ========


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT THE CARD BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing a proxy card may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                  Valid Signature

Corporate Accounts

(1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

(2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . .John Doe, Treasurer

(3)      ABC Corp.
         c/o John Doe, Treasurer . . . . . . . . . . . . . . . .       John Doe

(4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .    John Doe, Trustee

Trust Accounts

(1)      ABC Trust . . . . . . . . . . . . . . . . . . . . .Jane B. Doe, Trustee

(2)      Jane B. Doe, Trustee
         u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . Jane B. Doe

Custodial or Estate Accounts

(1)      John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .    John B. Smith

(2)      Estate of John B. Smith . . . . . . . . . .John B. Smith, Jr., Executor

                            ACQUISITION OF ASSETS OF

                              ASSET ALLOCATION FUND
                                       and
                            CAPITAL APPRECIATION FUND
                                each a series of
                            Merriman Investment Trust
                           1200 Westlake Avenue, North
                                    Suite 700
                                Seattle, WA 98109
                                 (800) 423-4893

                        BY AND IN EXCHANGE FOR SHARES OF

                              GROWTH & INCOME FUND
                                       and
                              LEVERAGED GROWTH FUND
                                each a series of
                            Merriman Investment Trust
                           1200 Westlake Avenue, North
                                    Suite 700
                                Seattle, WA 98109
                                 (800) 423-4893

                           PROSPECTUS/PROXY STATEMENT


                               DATED JULY 19, 2001



         This Prospectus/Proxy Statement is being furnished in connection with proposed Agreements and Plans of Reorganization (each a "Plan" and collectively, the "Plans") which will be submitted to Shareholders of the Asset Allocation Fund and the Capital Appreciation Fund (collectively, the "Selling Funds") for consideration at a Special Meeting of Shareholders to be held on September 14, 2001 at 10:00 a.m. Pacific Time at the offices of Merriman Investment Trust, 1200 Westlake Avenue, North, Suite 700, Seattle, WA 98109, (800) 423-4893, and any adjournments thereof (the "Meeting").

     The Statement of Additional Information dated July 19, 2001, relating to this Prospectus/Proxy Statement is incorporated by reference in its entirety in this document. The Statement of Additional Information is available upon request and without charge by calling the Merriman Investment Trust at (800) 423-4893.

                                     GENERAL


         The Board of Trustees of Merriman Investment Trust (the "Trust") has approved the proposed reorganizations of the Selling Funds into the Growth & Income Fund and Leveraged Growth Fund, respectively (collectively, the "Acquiring Funds"), as set forth below:

-------------------------------------- --------------------------------
     Selling Funds                      Acquiring Funds
-------------------------------------- --------------------------------
-------------------------------------- --------------------------------
Asset Allocation Fund                  Growth & Income Fund
("Asset Allocation")                   ("Growth & Income")
-------------------------------------- --------------------------------
-------------------------------------- --------------------------------
Capital Appreciation Fund              Leveraged Growth Fund
("Capital Appreciation")               ("Leveraged Growth")
-------------------------------------- --------------------------------

         The Trust is a Massachusetts business trust. Each of the Selling Funds and the Acquiring Funds is sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds." Also, owners of shares of the Funds are referred to as "Shareholders."

         As a Shareholder of the Selling Funds, you have the right to vote the shares of the Selling Funds that you own at the Meeting.

         In the reorganizations, all of the assets of each Selling Fund will be acquired by the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption by that Acquiring Fund of the identified liabilities of the respective Selling Fund (the "Reorganization" and collectively the "Reorganizations"). If the Reorganizations are approved, shares of the Acquiring Fund corresponding to the Selling Fund, in which you currently are a Shareholder, will be distributed to you in liquidation of that Selling Fund, and each Selling Fund will be terminated. You will then hold that number of full and fractional shares of the corresponding Acquiring Fund which will have an aggregate net asset value equal to the aggregate net asset value of your shares of the Selling Fund.

         Each Fund is a separate diversified series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and investment strategies of each Selling Fund are similar to those of the corresponding Acquiring Fund, and are as follows:

-------------------------- -----------------------------------------------------
 Fund                       Investment Objective
-------------------------- -----------------------------------------------------
-------------------------- -----------------------------------------------------
Asset Allocation           High total return consistent with reasonable risk
-------------------------- -----------------------------------------------------
-------------------------- -----------------------------------------------------
Growth & Income            Long-term growth of capital, income and, secondarily,
                           preservation of capital
-------------------------- -----------------------------------------------------
-------------------------- -----------------------------------------------------
Capital Appreciation       Capital appreciation
-------------------------- -----------------------------------------------------
-------------------------- -----------------------------------------------------
Leveraged Growth           Capital appreciation through the use of leverage and
                           other investment practices
-------------------------- -----------------------------------------------------


         This Prospectus/Proxy Statement, along with the 1) prospectus for the Funds dated February 28, 2001 (accompanying this document), 2) the annual report of the Trust for the year ended September 30, 2000, 3) the semi-annual report of the Trust for the six-month period ended March 31, 2001, and 4) the Statement of Additional Information for the February 28, 2001 prospectus, explains concisely the information about the Funds that you should know before voting on a Reorganization. Please read them carefully and keep them for future reference. Information relating to the Funds contained in the Prospectus and Statement of Additional Information of Merriman Investment Trust dated February 28, 2001, as well as the last annual and semi-annual reports for the Trust, is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Additional information concerning the Funds and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):



--------------------------------------------------------------------- --------------------------------------------------

Information about the Funds and the Trust:                            How to Obtain this Information:
----------------------------=============                             -------------------------------

--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------

Statement of Additional Information of Merriman Investment Trust,      Copies are available upon request and without
dated February 28, 2001                                                 charge if you:

Annual Report of the Trust for the year ended September 30, 2000      o    Write to Merriman Investment Trust at the
================================================================
                                                                           address listed on the cover page of this
Semi-Annual Report of the Trust for the six-month period ended             Prospectus/Proxy Statement; or
===============================================================
March 31, 2001
=========

                                                                      o Call (800) 423-4893 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganizations:                                How to Obtain this Information:
-------------------------------------                                 -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------

Statement of Additional Information dated July 19, 2001, which          A copy is available upon request and without
relates to this Prospectus/Proxy Statement                              charge if you:
and the Reorganizations


                                                                      o    Write to Merriman Investment
                                                                           Trust at the address listed
                                                                           on the  cover  page of  this
                                                                           Prospectus/Proxy Statement;
                                                                           or

                                                                      o Call (800) 423-4893 toll-free.
--------------------------------------------------------------------- --------------------------------------------------


         Additional information about the Funds' investments is available in the Trust's annual and semi-annual reports to Shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each of the Fund's performance during its last fiscal year.

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

-------------------------------------------------------------------------------
The Securities and Exchange Commission has not determined that the information in this Prospectus/Proxy Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.
-------------------------------------------------------------------------------


                      An investment in the Acquiring Funds:

o    is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o    is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

SUMMARY  .....................................................................6
         Why are the Reorganizations being proposed?..........................6
         What are the key features of the Reorganizations?....................6
         After the Reorganizations, what shares of an Acquiring
                Fund will I own?..............................................6
         How will a Reorganization affect me?.................................7
         How do the Trustees recommend that I vote?...........................7
         How do the Funds' investment objectives, principal
                investment strategies and risks compare?......................8
         How do other important features of the Funds compare?................11
         How do the Funds' fees and expenses compare?.........................11
         How do the Funds' performance records compare?.......................13
         Who will be the Manager and Portfolio Manager of my Fund after the Reorganizations? What will the management fees be after the
                Reorganizations?..............................................15
         What will be the primary federal tax consequences of
                 the Reorganizations?.........................................16
INFORMATION ABOUT THE REORGANIZATIONS.........................................16
         Reasons for the Reorganizations......................................16
         Agreements and Plans of Reorganization...............................17
         Federal Income Tax Consequences......................................19
         Pro-forma Capitalization.............................................20
         Shareholder Rights...................................................21
VOTING INFORMATION CONCERNING THE MEETING.....................................21
         Shareholder Information..............................................23
         Control Persons and Principal Holders of Shares......................23
FINANCIAL STATEMENTS AND EXPERTS..............................................23
LEGAL MATTERS.................................................................24
ADDITIONAL INFORMATION........................................................24
         Investment Objectives, Strategies and Risks..........................24
         Management...........................................................24
         Taxes................................................................24
         Report to Policyholders..............................................25
OTHER BUSINESS................................................................25
EXHIBIT A - Agreement and Plan of Reorganization

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Prospectus/Proxy Statement, the exhibit and the documents accompanying this Prospectus/Proxy Statement.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the current prospectus and Statement of Additional Information relating to the Trust, the latest annual and semi-annual reports for the Trust and the form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         Why are the Reorganizations being proposed?

         The Reorganizations are part of a restructuring designed to provide operating efficiencies, including a reduction in Fund general expenses, such as legal fees, accounting fees and custody fees. The reorganizations will not dilute the interests of the Selling Funds' Shareholders.

         What are the key features of the Reorganizations?

         Each Plan sets forth the key features of the Reorganization to which it relates. For a complete description of the Reorganizations, see Exhibit A. Each Plan generally provides for the following:

o the transfer of all of the assets of each Selling Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund;

o the assumption by that Acquiring Fund of the identified liabilities of the respective Selling Fund (the identified liabilities consist only of those liabilities reflected on the Selling Fund's statement of assets and liabilities determined immediately preceding the Reorganization);

o the liquidation of that Selling Fund by distribution of shares of the corresponding Acquiring Fund to the Selling Fund's Shareholders; and

o the structuring of each Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganizations are expected to be completed on or about September 30, 2001.

         After the Reorganizations, what shares of an Acquiring Fund will I own?

         If you own shares of Asset Allocation or Capital Appreciation, you will own shares of Growth & Income or Leveraged Growth, respectively.

         The new shares you receive will have the same total value as your shares of Asset Allocation or Capital Appreciation, as of the close of business on the day immediately prior to the Reorganizations.



         How will a Reorganization affect me?

         It is anticipated that the Reorganizations will result in operating efficiencies that will benefit you. In addition, the operating expenses of the portfolios offered by the Trust may potentially decrease over the long term due to the spreading of fixed costs over a larger pool of assets and efficiencies in portfolio management.

         It is estimated that the total cost of the Reorganizations will be approximately $50,000.00 and will be paid on a pro rata basis by the Funds.

         The Acquiring Funds will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to you at least once a year. Please refer to the Trust's current prospectus at page 16 "DIVIDENDS, CAPITAL GAINS AND TAXES" for more information.

         How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as that term is defined in the 1940 Act, have concluded that the Reorganizations would be in the best interest of the Shareholders of Asset Allocation and Capital Appreciation, as applicable, and that their interests will not be diluted as a result of the Reorganizations. Accordingly, the Trustees have submitted the Plans for the approval of the Shareholders of Asset Allocation and Capital Appreciation.

         THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION WHICH APPLIES TO YOUR FUND.

The Trustees of the Trust have also approved the Plans on behalf of Growth & Income and Leveraged Growth.

         How do the Funds' investment objectives, principal investment strategies and risks compare?


         The investment objectives and strategies of Asset Allocation and Growth & Income are similar. However, Asset Allocation shareholders wanting to maintain a bond allocation should consider reallocation among the Trust's remaining funds, after the Reorganization. You may contact the Trust, if you have any questions about reallocation.

         The investment objectives and strategies for Capital Appreciation and Leveraged Growth are substantially similar. An investment in Leveraged Growth could possibly be more volatile than in Capital Appreciation, since Leveraged Growth engages in leverage.


         The following tables summarize a comparison of the Selling Funds and the Acquiring Funds with respect to their investment objectives and principal investment strategies, as set forth in the prospectus and Statement of Additional Information relating to the Funds.


   ------------------ -------------------------------------------------------------------------------
                      Asset Allocation
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment           To provide a high total return consistent with reasonable risk.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Generally invests a majority of assets in mutual funds that invest in
   Investment           domestic and international equities and fixed income market
   Strategies           segments.

                      Invests in precious metals.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      Growth & Income
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment           To provide long-term growth of capital, income and, secondarily,
   Objective            preservation  of capital.
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal            Invests in mutual funds with investment objectives of growth,
   Investment           growth and  income or income. The underlying mutual funds may
   Strategies           invest in common stocks, bonds and securities convertible into common stocks, both domestic and foreign.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      Capital Appreciation
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         To provide capital appreciation.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal            Invests in mutual funds generally having a growth or aggressive
   Investment           growth  oriented objective. The underlying mutual funds may invest
   Strategies           in common stocks  or securities convertible into common stocks, both domestic and foreign, and
                        may also invest in funds having other than growth or
                        aggressive growth objectives if the investment would
                        enhance the ability of the Fund to achieve its objective.
   ------------------ -------------------------------------------------------------------------------








   ------------------ -------------------------------------------------------------------------------
                      Leveraged Growth
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment          To provide capital appreciation through the use of leverage and
   Objective            other investment practices.
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Except for its use of leverage (borrowing), the investment policies of
   Investment         Leveraged Growth are the same as those of Capital Appreciation, described
   Strategies         above.  The Fund may borrow money for investment purposes.  Such borrowing, commonly known as leverage, amplifies the effect upon net
                      asset value of increases and decreases in the market value of the Fund's portfolio. Leverage is used in conjunction
                      with a defensive management strategy when a rising trend
                      in the stock market, accompanied by little risk of
                      decline, is strongly indicated. The Fund may borrow up to
                      $1 for each $2 of net assets.
   ------------------ -------------------------------------------------------------------------------


         The principal risks of investing in the Acquiring Funds are similar to those of investing in the respective Selling Funds. The principal risks include:

   ------------------- ------------------------------------------------------------------------------
   Defensive           The principal risk of the defensive strategy employed by the Funds is that
   Management          Merriman Investment Management Company ("MIMCO") could be wrong in its expectations about market trends and the consequent deployment of Fund
   All Funds           assets.  If MIMCO is wrong in its expectations, opportunities for gains or income may be lost or you could lose money.
   ------------------- ------------------------------------------------------------------------------


   ------------------- ------------------------------------------------------------------------------
   Broad               The Funds invest in shares of mutual funds which engage in a myriad of
   Diversification     strategies and approaches to the investment markets.  By investing in other mutual funds, investors indirectly pay higher operating costs than if they
   All Funds           invested directly in the underlying funds.  MIMCO tries to mitigate these double-tiered costs by selecting funds having superior
                       management skills, better performance potential and lower
                       operational costs than most.

                       MIMCO has no control over, and frequently no knowledge of, the day-to-day operations of underlying funds. Simply put, MIMCO may invest in a fund thinking it will do one thing, when in fact it may do something entirely different. Thus, MIMCO may lose the benefit MIMCO expected and incur risks MIMCO did not anticipate.

                       There are regulatory restrictions on the percentage
                       ownership MIMCO may take in underlying funds. These
                       limitations may prevent MIMCO from purchasing the mutual
                       funds MIMCO considers most desirable. In certain cases,
                       underlying funds are permitted to make redemptions in
                       securities rather than in cash. In such case, MIMCO would
                       incur additional brokerage costs to liquidate the
                       securities so received.
   ------------------- ------------------------------------------------------------------------------






   ------------------- ------------------------------------------------------------------------------
   Foreign              Underlying funds in which the Funds invest may, in turn, invest their
   Securities &         assets  in the securities of foreign issuers. Securities issued
   Currencies           by foreign  companies or governments present risks beyond those of domestic issuers.
                        These risks include political or economic instability,
   All Funds            changes in foreign currency exchange rates, a lower level of regulation and accountability,
                       and less publicly available information. Prices of
                       foreign securities may be more volatile and less liquid
                       than domestic securities.
   ------------------- ------------------------------------------------------------------------------
   ------------------- ------------------------------------------------------------------------------
   Equity Securities   The Funds invest in mutual funds which, in
                       turn, invest in equity securities. Equity securities are
                       subject to greater price fluctuation than
   All Funds           debt securities.  While this increases risk, it offers the potential for greater reward.  The prices of equity securities change in response to many factors, including the issuer's earnings history and forecast, the value of its assets, economic conditions, interest rates, investor perceptions and market liquidity.  Underlying funds may emphasize investment in particular sectors  of the stock market or in particular types of companies.  Any such emphasis carries with it increased risks of a special nature related to the sector or type of company.  Underlying funds that use strategies such as options and futures to protect their investments or increase their income carry a risk that the prices of the options and futures do not correlate with the values of the securities in the fund's portfolio.
   ------------------- ------------------------------------------------------------------------------
   ------------------- ------------------------------------------------------------------------------
   Fixed Income         The Funds invest in mutual funds which, in turn, invest in fixed
   Securities           income  securities. The risks of fixed income securities include interest rate
                       risk, credit risk and call risk.  Interest Rate Risk is the potential for bond prices to fluctuate when interest rates change.  When interest rates rise, bond prices fall.  When interest rates fall, bond prices rise.  Credit
   Growth & Income     Risk is associated with a borrower failing to make payments of interest and
   and Asset           principal when due.  Credit risk increases as overall portfolio quality
   Allocation          decreases.  Call Risk for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that
                       borrowers will prepay (call) their debt prior to the
                       scheduled maturity date, resulting in the necessity to
                       reinvest the proceeds at lower interest rates. Call risk
                       generally occurs during declining interest rates and is
                       greater when an underlying fund is investing in long-term
                       maturities.
   ------------------- ------------------------------------------------------------------------------






   ------------------- ------------------------------------------------------------------------------
   Leverage            Leveraged Growth may borrow (use leverage) up to $1 for
                       each $2 of net assets for investment purposes and the
                       underlying funds in which all the
   Leveraged Growth    Funds invest may use leverage.  The use of leverage is a speculative technique, involving the payment of interest and other loan costs.  Earnings may not be sufficient to offset costs, forcing the Fund to sell portfolio securities when it is not advantageous to do so.  This could result in higher than normal portfolio turnover, which usually generates higher transaction costs and expenses.  The use of leverage will magnify the Fund's net asset value per share (NAV) fluctuation.  To the extent the Fund invests in underlying funds that also use leverage, there will be a compound leverage risk, making the NAV more volatile than other leverage type funds.
   ------------------- ------------------------------------------------------------------------------


         In any investment there is a degree of risk which must be assumed by the investor. To obtain greater rewards generally requires taking greater risks. The value of Fund shares will fluctuate and you could lose money. The Funds are designed for long-term investors, including tax-deferred retirement plans. Investors must be able to accept the risks accompanying the Funds' defensive approach to stock and bond investing and should not invest their short-term savings or emergency reserve money.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the current prospectus and Statement of Additional Information relating to the Funds. More information about the Funds' investment objectives, principal investment strategies and investment risks can be found on pages 18-24 under the caption "INVESTMENT APPROACH AND RISKS" of the Trust's current prospectus and on pages 1-12 under the caption "INVESTMENT OBJECTIVES AND POLICIES" in the Trust's current Statement of Additional Information.

         How do other important features of the Funds compare?

o        MIMCO is the investment manager of each of the Funds.

o In the case of each Reorganization, the investment manager and portfolio managers of the Funds will remain the same.

         MIMCO and the portfolio managers are described in more detail below.

         In the case of each Reorganization, distribution, purchase and redemption procedures, as well as any exchange rights, dividends, capital gains and taxes, will remain the same. Please refer to pages 10-18 "SHAREHOLDER INFORMATION" in the Trust's current prospectus for more information on these Shareholder matters.

         How do the Funds' fees and expenses compare?

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the Funds. The fees and expenses will not change after the Reorganizations take place. You will not directly pay any charges in connection with the Reorganizations. The amounts for shares of the Funds set forth in the following tables and in the examples are based on the expenses for the Funds for the fiscal year ended September 30, 2000.



   ------------------ -------------------------------------------------------------------------------
   Shareholder          These fees are paid directly from your investment. The Funds are
   Transaction          no-load  funds, which means that, except for the special services
   Expenses             noted below, you  will not pay Shareholder fees.

                      The Trust's transfer agent imposes certain service fees: a $12 "wire fee" if you request that your redemption proceeds be wired to your bank account; a $5 fee if you request an exchange of shares by telephone. (There is no charge for exchanges made by mail.)
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Annual Fund        These are expenses that are deducted from Fund assets.  Operating expenses
   Operating          include fees for portfolio management, maintenance of Shareholder accounts,
   Expenses           Shareholder servicing, accounting and other services.  While the Funds pay these expenses, you bear them indirectly, as the table below demonstrates.
   ------------------ -------------------------------------------------------------------------------


       This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



--------------------------- -------------------- ----------------------- ---------------------- ----------------------
                                   Asset                Growth &                Capital               Leveraged
                                Allocation               Income              Appreciation              Growth
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Management Fees                           1.25%                   1.25%                  1.25%                  1.25%
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Interest Expenses                         0.00%                   0.00%                  0.00%                  0.14%
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Other Expenses                            0.59%                   0.56%                  0.53%                  0.49%
                                          -----                   -----                  -----                  -----


--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Total Fund Operating                     1.84%                    1.81%                  1.78%                  1.88%
Expenses
--------------------------- -------------------- ----------------------- ---------------------- ----------------------

         The following example is intended to help you compare the cost of investing in the Funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example assumes the reinvestment of dividends and capital gains distributions. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:










--------------------------- -------------------- ----------------------- ---------------------- ----------------------
                             Asset Allocation       Growth & Income      Capital Appreciation         Leveraged
                                                                                                       Growth
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
1 Year                            $  187                 $  184                 $  181                 $   191
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
3 Years                              579                    569                    560                     591
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
5 Years                              995                    980                    964                   1,016
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
10 Years                           2,159                 2,127                   2,095                   2,201
--------------------------- -------------------- ----------------------- ---------------------- ----------------------


         How do the Funds' performance records compare?

         The degree to which performance varies from year to year is one measure of risk. The bar charts below show this year-to-year performance for the past 10 calendar years for each Fund. The tables below the bar charts compare each fund's performance over time to a broad-based securities market index. The Funds are compared to the Standard & Poor's 500 Index, an unmanaged stock index of the 500 largest publicly traded companies. Remember that past performance is not necessarily an indication of how the Funds will perform in the future.


         Asset Allocation Fund
         Year-by Year Total Return (%) as of 12/31 each year
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
15                                18.54                                                           16.27
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
10           12.28                                      10.53     10.47                10.6
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
5                       2.8                                                  5.83
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
0                                            -2.88
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
-5                                                                                                           -6.00
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
-10
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
             1991       1992      1993       1994       1995      1996       1997      1998       1999       2000
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------

 Best Quarter:     Q4 '99   +11.69% Worst Quarter:     Q4 '97           -5.48%

         Average Annual Total Return as of 12/31/00

------------------------- ------------- -------------- ---------------
                          1 Year        5 Years        10 Years
------------------------- ------------- -------------- ---------------
------------------------- ------------- -------------- ---------------
Asset Allocation           -6.00%         7.16           7.57%
------------------------- ------------- -------------- ---------------
------------------------- ------------- -------------- ---------------
S & P 500 Index            -9.10%       18.32%         17.45%
------------------------- ------------- -------------- ---------------


         Growth & Income Fund

         Year-by Year Total Return (%) as of 12/31 each year
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
20                                                                                     20.35
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
10           19.19                                      17.69     15.01      13.1                 14.49
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
0                       -1.28     2.76       -0.6
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
-10                                                                                                          -13.24
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
-20
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
             1991       1992      1993       1994       1995      1996       1997      1998       1999       2000
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------

        Best Quarter:      Q4 '99  +13.05% Worst Quarter:     Q4 '00    -6.54%

         Average Annual Total Return as of 12/31/00

---------------------- -------------- --------------- ---------------
                       1 Year         5 Years         10 Years
---------------------- -------------- --------------- ---------------
---------------------- -------------- --------------- ---------------
Growth & Income        -13.24%          9.23%           8.25%
---------------------- -------------- --------------- ---------------
---------------------- -------------- --------------- ---------------
S & P 500 Index         -9.10%        18.32%          17.45%
---------------------- -------------- --------------- ---------------


         Capital Appreciation Fund
         Year-by Year Total Return (%) as of 12/31 each year
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
30           21.9
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
20                                                                                                21.57
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
10                                                      14.85     10.32                16.8
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
0                       4.19      3.64       -0.62                           9.89
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
-10                                                                                                          -14.94
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
-20
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
             1991       1992      1993       1994       1995      1996       1997      1998       1999       2000
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------

        Best Quarter:     Q4 '99   +19.02% Worst Quarter:     Q4 '00    -8.57%

         Average Annual Total Return as of 12/31/00

-------------------------- -------------- ------------------- ---------------
                           1 Year         5 Years             10 Years
-------------------------- -------------- ------------------- ---------------
-------------------------- -------------- ------------------- ---------------
Capital Appreciation       -14.94%          7.93%               8.20%
-------------------------- -------------- ------------------- ---------------
-------------------------- -------------- ------------------- ---------------
S & P 500 Index             -9.10%        18.32%              17.45%
-------------------------- -------------- ------------------- ---------------


         Leveraged Growth Fund
         Year-by Year Total Return (%) as of 12/31 each year
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
25                                                                                           29.98
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
20                                                                              24.37
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
15                                       17.06
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
10                                                    11.99        12.22
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
5
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
0              3.75
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-5                          -0.15
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-10                                                                                                       -14.08
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-15
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-20
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
               1993         1994         1995         1996         1997         1998         1999         2000
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

        Best Quarter:     Q4 '99   +25.02% Worst Quarter:     Q2 '00  -11.43%

         Average Annual Total Return as of 12/31/00

------------------------ --------------- --------------- -------------------
                         1 Year          5 Years         From Inception
                                                          (May 27, 1992)
------------------------ --------------- --------------- -------------------
------------------------ --------------- --------------- -------------------
Leveraged Growth         -14.08%          11.78%           9.39%
------------------------ --------------- --------------- -------------------
------------------------ --------------- --------------- -------------------
S & P 500 Index           -9.10%         18.32%          16.81%
------------------------ --------------- --------------- -------------------


         For a detailed discussion of the manner of calculating total return, please see page 24 "PERFORMANCE" of the Statement of Additional Information relating to the Trust's current prospectus. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Who will be the Manager and Portfolio Manager of my Fund after the Reorganizations? What will the management fees be after the Reorganizations?

Management of the Funds

         The overall management of the Funds is the responsibility of and is supervised by the Board of Trustees of the Trust. This will not change.

Investment Manager

         MIMCO is the investment manager for each Fund and is located at 1200 Westlake Avenue, North, Suite 700, Seattle, WA 98109. MIMCO's compensation during the last fiscal year, based on each Fund's average net assets, was 1.25% from each of the Funds. This compensation is not expected to change if the Reorganizations are approved.

Portfolio Managers

     The day-to-day management of the Funds is handled by Paul A. Merriman and William L. Notaro.

         Please refer to page 24 "MANAGEMENT OF THE FUNDS" in the Trust's current prospectus for more information on management of the Funds.

         What will be the primary federal tax consequences of the Reorganizations?

         Before or at the completion of the Reorganizations, each Fund will have received an opinion from the law firm of Sullivan & Worcester LLP that the applicable Reorganization has been structured so that no gain or loss will be realized by the Fund or its Shareholders for federal income tax purposes as a result of receiving shares of the respective Acquiring Fund in connection with the Reorganization. The holding period and aggregate tax basis of shares of the Acquiring Fund that you receive will be the same as the holding period and aggregate tax basis of shares of the Selling Funds you previously held, provided that such shares of the Selling Funds are held as capital assets. In addition, the holding period and tax basis of the assets of the Selling Funds in the hands of the respective Acquiring Funds as a result of the Reorganizations will be the same as in the hands of the Selling Funds immediately prior to the Reorganizations, and no gain or loss will be recognized by the Acquiring Funds upon the receipt of the assets of the applicable Selling Funds in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Selling Fund's identified liabilities.

                      INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

         The purpose of the Reorganizations is to reorganize the Selling Funds into a corresponding existing separate series of the Trust. The principal reason for the Reorganizations is to provide operating efficiencies which will result from the combination of Funds in the Trust with similar investment objectives. In addition, the operating expenses of the portfolios offered by the Trust may potentially decrease over the long term due to the spreading of fixed costs over a larger pool of assets and efficiencies in portfolio management.

         At a special meeting held on May 23, 2001, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved each Reorganization; they determined that the respective Reorganization was in the best interests of Shareholders of the Selling Funds and that the interests of existing Shareholders of the Selling Funds will not be diluted as a result of the transactions contemplated by the respective Reorganization.

         Before approving the Plans, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Funds and the proposed Reorganizations. The Trustees considered among other things:

o    the terms and conditions of each Reorganization;

o the fact that the Reorganizations would not result in the dilution of Shareholders' interests;

o the expense ratios, fees and expenses of the Selling Funds and the expense ratios, fees and expenses of the respective Acquiring Funds;

o the fact that each Selling Fund and the corresponding Acquiring Fund have similar investment objectives and principal investment strategies;

o the fact that the Reorganizations will provide continuity of money management for Shareholders because the investment manager for the Selling Funds is also the investment manager of the Acquiring Funds and the same individuals will continue as portfolio managers of the Acquiring Funds;

o the benefits to Shareholders, including operating efficiencies, to be achieved from participating in the restructuring of the Funds;

o the fact that each Acquiring Fund will assume the identified liabilities of the respective Selling Fund;

o the fact that each Reorganization is expected to be tax free for federal income tax purposes; and

o alternatives available to Shareholders of the Selling Funds, including the ability to redeem their shares.


         During their consideration of the Reorganizations, the Trustees met with and received advice from counsel to the Disinterested Trustees and the Trust regarding the legal issues involved.


         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganizations would be in the best interests of the respective Selling Fund and its Shareholders. Consequently, they approved the Plans and directed that the Plans be submitted to Shareholders of the Selling Funds for approval.

         The Trustees of the Trust have also approved the Plans on behalf of the respective Acquiring Funds.

Agreements and Plans of Reorganization

         The following summary is qualified in its entirety by reference to the Plans (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         Each Plan provides that all of the assets of the respective Selling Fund will be Acquired by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund on or about September 30, 2001 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, each Selling Fund will endeavor to discharge all of its known liabilities and obligations. An Acquiring Fund will not assume any liabilities or obligations of the respective Selling Fund other than those reflected in an unaudited statement of assets and liabilities of the Selling Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         The number of full and fractional shares of the Acquiring Fund to be received by the Shareholders of the corresponding Selling Fund will be determined by multiplying the number of outstanding full and fractional shares of the Selling Fund by a factor which shall be computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the shares of the Acquiring Fund. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Firstar Trust Company, the custodian for the Funds, will compute the value of each Selling Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the "NET ASSET VALUE DETERMINATION" section on page 18 of the current Statement of Additional Information for the Trust, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.


         As soon after the Closing Date as conveniently practicable, each Selling Fund will liquidate and distribute pro rata to Shareholders as of the close of business on the Closing Date the full and fractional shares of the corresponding Acquiring Fund received by the Selling Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Selling Funds' Shareholders on the corresponding Acquiring Funds' share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund owed to the Selling Funds' Shareholders. All issued and outstanding shares of each Selling Fund will be canceled. The shares of each Acquiring Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, each Selling Fund will be terminated.


         The consummation of each Reorganization is subject to the conditions set forth in the respective Plan, including approval by the Selling Funds' Shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of a Selling Funds' Shareholders, a Plan may be terminated (a) by the mutual agreement of the Selling Fund and the corresponding Acquiring Fund; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


         Whether or not a Reorganization is consummated, the Funds will pay on a pro rata basis the expenses incurred by a Selling Fund and the corresponding Acquiring Fund in connection with that Reorganization (including the cost of any proxy-soliciting agent).


         If a Selling Funds' Shareholders do not approve the respective Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of Shareholders.







Federal Income Tax Consequences

         Each Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust believes that the Shareholders will have no taxable income as a consequence of a Reorganization. As a condition to the closing of a Reorganization, the Acquiring Fund and the Selling Fund will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements, court decisions and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of the Selling Fund solely in exchange for shares of the corresponding Acquiring Fund and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Funds' shares to the Shareholders of the Selling Fund in dissolution and liquidation of the Selling Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code for the Asset Allocation/Growth & Income reorganization and Section 368(a)(1)(C) of the Code for the Capital Appreciation/Leveraged Growth reorganization, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund;

         (3) No gain or loss will be recognized by the Selling Fund on the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Funds' shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund's shares to the Selling Funds' Shareholders in exchange for their shares of the Selling Fund;

         (4) No gain or loss will be recognized by the Selling Funds' Shareholders upon the exchange of their shares of the Selling Fund for shares of the Acquiring Fund in liquidation of the Selling Fund;

         (5) The aggregate tax basis of the shares of the Acquiring Fund received by each Shareholder of the Selling Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Selling Fund held by such Shareholder immediately prior to the Reorganization, and the holding period of the shares of the Acquiring Fund received by each Shareholder of the Selling Fund will include the period during which the shares of the Selling Fund exchanged therefor were held by such Shareholder (provided that the shares of the Selling Fund were held as a capital asset on the date of the Reorganization); and


(6) The tax basis of the assets of the Selling Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets in the hands of the Acquiring Fund will include the period during which the assets were held by the Selling Fund.


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Shareholder of the respective Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in the Fund shares and the fair market value of the shares of the Acquiring Fund received.

Pro-forma Capitalization


         The following tables set forth the capitalization of the Funds as of March 31, 2001 on a pro forma basis, giving effect to the proposed acquisitions of assets at net asset value. The pro forma data reflects an exchange ratio of
1.0750 per share of Growth & Income and 0.7968 per share of Leveraged Growth issued for each share of the respective Selling Fund.


                       Capitalization of Asset Allocation

                               and Growth & Income


     ----------------------- ------------------------- --------------------------- --------------------------

                                                              Growth & Income
                                    Asset Allocation        (Before                 Growth & Income (After
                                    ----------------        ========                ---------------- -----
                                                            Reorganization)             Reorganization)
                                                            ===============             --------------
     Total Net Assets        $8,332,210                $6,715,842                  $15,048,052
                                                       ==========
     Net Asset Value Per     $8.59                     $7.99                       $7.99
                                                                                   =====
     Share
     Shares Outstanding      970,086                   840,650                     1,883,480
                                                       =======

     ----------------------- ------------------------- --------------------------- --------------------------


                     Capitalization of Capital Appreciation
                              and Leveraged Growth




     ----------------------- ------------------------- --------------------------- --------------------------

                                                       Leveraged Growth (Before
                                                            Reorganization)        Leveraged Growth (After

                               Capital Appreciation                                     Reorganization)

     Total Net Assets        $9,714,345                $17,307,438                 $27,021,783
                                                       ===========
     Net Asset Value Per     $7.42                     $9.31                       $9.31
                                                                                   =====
     Share
     Shares Outstanding      1,309,534                 1,858,858                   2,402,289
                                                       =========

     ----------------------- ------------------------- --------------------------- --------------------------


Shareholder Rights


         There are no material differences between the rights of Shareholders of the Selling Funds and the Shareholders of the Acquiring Funds. Please refer to pages 10-18 "SHAREHOLDER INFORMATION" of the Trust's current prospectus for more information.


                    VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is being sent to Shareholders of the Selling Funds in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Special Meeting of Shareholders (the "Meeting) to be held at 10:00 a.m. Pacific Time, September 14, 2001, at the offices of Merriman Investment Trust, 1200 Westlake Avenue, North, Suite 700, Seattle, WA 98109, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to Shareholders of the Selling Funds on or about August 3, 2001.

         The Board of Trustees of the Trust has fixed the close of business on July 13, 2001, as the record date (the "Record Date") for determining the Shareholders of the Selling Funds entitled to receive notice of the Meeting and to give proxies, and for determining the number of shares for which such proxies may be given, with respect to the Meeting or any adjournment thereof.


         In voting for a Reorganization, each full share of a Selling Fund is entitled to one vote and any fractional share is entitled to a fractional vote.


         Unless revoked, all valid proxies, properly executed and returned in time, will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


     If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, transmit your proxy by fax or attend in person and provide your proxy. (Guidelines on providing proxies are immediately after the Notice of Special Meeting.)

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the proxy will be voted in accordance with the instructions marked on the returned proxy card.

o Unless instructions to the contrary are marked on the proxy card, it will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

o Proxy cards which are properly executed and returned but are not marked will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.


         Shares which represent interests in a particular Selling Fund vote separately on the Reorganization and those matters pertaining only to that Fund. Approval of a Reorganization will require the affirmative vote of a majority of the shares of the Selling Funds, as applicable, present in person or by proxy and entitled to vote, assuming a quorum is present (the presence in person or by proxy of a majority, i.e., greater than 50%, of the Fund's outstanding shares).

         Proxy solicitations will be made by mail, but beginning on or about September 1, 2001, proxy solicitations may also be made by personal solicitations conducted by officers and employees of MIMCO, the investment manager of the Trust, its affiliates or other representatives of the Selling Funds (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by ADP, the Selling Funds' proxy solicitor. The estimated cost of the proxy solicitation is approximately $50,000.00. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Funds on a pro rata basis.


         If Shareholders of a Selling Fund do not vote to approve the applicable Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of Shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on the proxy cards may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         Shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Shareholders for federal income tax purposes.

         The Trust does not hold annual Shareholder meetings. If a Reorganization is not approved, Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent Shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the Shareholders of the Acquiring Funds are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

Shareholder Information


         The Shareholders of each Selling Fund at the close of business on July 13, 2001 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the applicable Selling Fund owned as of the Record Date. As of the Record Date, the total number of shares of each Selling Fund outstanding and entitled to vote was as follows:

     ----------------------------------- ----------------------------------
                                         Number of shares

     Asset Allocation                    933,791
                                         =======

     ----------------------------------- ----------------------------------


     ----------------------------------- ----------------------------------
                                         Number of shares

     Capital Appreciation                1,211,847
                                         =========

     ----------------------------------- ----------------------------------


Control Persons and Principal Holders of Shares


         On June 30, 2001 to the knowledge of the Trustees and management of the Trust, the following entities together owned:


         Growth & Income
                  James L. Fishel and
                  Royce Fishel, Co-Trustees

                  Royce C. Fishel Trust             7.88%
                                                    ====

                  .........                        Record & Beneficial Ownership





         Leveraged Growth

                  Charles Schwab & Company, Inc.      5.80%
                                                       ====
                  .........                           Record Ownership

         As of June 30, 2001, the Trustees and Officers of the Trust owned, as a group, 26,044 shares (1.37%) of Leveraged Growth, 11,506 shares (1.47%) of Growth & Income and less than 1% of the outstanding shares of Capital Appreciation and Asset Allocation.


                        FINANCIAL STATEMENTS AND EXPERTS

         The audited Annual Report and unaudited Semi-Annual Report of the Trust relating to the Funds for the year ended September 30, 2000, and the six months ended March 31, 2001, respectively, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of Tait, Weller & Baker, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Investment Objectives, Strategies and Risks

         Additional information about the Funds' investment objectives, principal investment strategies and investment risks can be found on pages 18-24 under the caption "INVESTMENT APPROACH AND RISKS" of the Trust's current prospectus accompanying this prospectus/proxy and on pages 1-12 under the caption "INVESTMENT OBJECTIVES AND POLICIES" in the Trust's current Statement of Additional Information.


         All securities owned by the Selling Funds are suitable and appropriate for the portfolios of their respective Acquiring Funds, and, therefore, there will be no need to sell any of the Selling Funds' securities in order to complete the Reorganizations.


Management

         The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which MIMCO is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Funds' assets by MIMCO. Information about the Trustees and executive officers of the Trust is contained on page 19 "TRUSTEES AND OFFICERS" in the Statement of Additional Information for the Trust's current prospectus.

Taxes

         Each Fund expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Fund is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Fund's intention to distribute all such income and gains.

         The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Fund and its Shareholders; see the Statement of Additional Information relating to this Prospectus/Proxy Statement for a more detailed discussion. Shareholders are urged to consult their tax advisers.

Report to Policyholders

         The fiscal year of each Fund ends on September 30 of each year. The Trust will send its Shareholders, at least semi-annually, reports which show the Funds' composition and other information. An annual report, with audited information, will be sent to Shareholders each year.

                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

        THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF EACH PLAN AND ANY
            UNMARKED VOTING INSTRUCTIONS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF SUCH PLAN.




July 19, 2001
     =

                                                                      Exhibit A

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___day of _______, 2001, by and between Fund (the "Acquiring Fund"), and _______Fund (the "Selling Fund"), each a series of Merriman Investment Trust (the "Trust"), a Massachusetts business trust with its principal place of business at 1200 Westlake Avenue, North, Suite 700, Seattle, Washington 98109.


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(D) for the Asset Allocation/Growth & Income reorganization and Section 368(a)(1)(C) for the Capital Appreciation/Leverage Growth reorganization of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders; and

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Firstar Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about September 30, 2001 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Trust, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Firstar Trust Company, as transfer agent for the Selling Fund at the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Firstar Trust Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at March 31, 2001 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since March 31, 2001 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at March 31, 2001 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since March 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Tait, Weller & Baker and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following matters:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Agreement and Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) To the knowledge of such counsel, there are no legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following matters:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Agreement and Declaration of Trust or By-laws, or to the knowledge of such counsel, any provision of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information shown.

                  (g) To the knowledge of such counsel, there are no legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable or tax-exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:


                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code for the Asset Allocation/Growth & Income reorganization and Section 368(a)(1)(C) of the Code for the Capital Appreciation/Leveraged Growth reorganization and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.


                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.


         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.


         8.7 The Acquiring Fund shall have received from Tait, Weller & Baker a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Tait, Weller & Baker a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Tait, Weller & Baker a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus\Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund and the Acquiring Fund in proportion to their aggregate net assets on the Closing Date. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, the Trustees, or officers, to the other party or its Trustees, or officers, but each shall bear its proportional share of the expenses incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the names used herein refer to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts on behalf of the Trust, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                       MERRIMAN INVESTMENT TRUST ON BEHALF OF
                                       ______________________________  FUND


                                       By: ___________________________

                                       Name: ______________

                                       Title: _______________



                                       MERRIMAN INVESTMENT TRUST ON BEHALF OF
                                       ________________________________  FUND

                                       By: ____________________________

                                       Name: _______________

                                       Title: ________________

                                                                    Attachment 1



              Graphic Omitted  MERRIMAN
                               INVESTMENT TRUST
















                   PROSPECTUS  HIGH YIELD BOND FUND
            FEBRUARY 28, 2001
                               GROWTH & INCOME FUND

                               CAPITAL APPRECIATION FUND

                               ASSET ALLOCATION FUND

                               LEVERAGED GROWTH FUND




                    This prospectus contains important information you should know before investing in our family of defensively managed, NO LOAD mutual funds.

                    Throughout this prospectus, Merriman Investment Trust is referred to as the "Trust," each portfolio of the Trust is referred to as a "Fund," collectively "Funds." The terms "we," "us" and "our" refer to the investment manager of the Funds, Merriman Investment Management Company.

                    Please read the prospectus carefully and keep it with your investment records. Please call or e-mail us if you need more information before you invest. Our toll-free number is 1-800-423-4893. Our web site is www.merrimanfunds.com and our E-mail address is info@merrimanfunds.com.

                    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or made a judgement about the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.





                    INSIDE

                    ============================================================
                    Summary of Investments, Risks and Performance..............2
                    Shareholder Information...................................11
                    Investment Approach and Risks.............................18
                    Management of the Funds...................................24
                    Financial Highlights......................................25

Summary of investments, risks & performance
We know you have investment choices. There are over 9,000 mutual funds from which to choose, many of which may be right for you. Thank you for taking the time to consider the Merriman Funds.


Investment Objectives

                  High Yield
                   Bond Fund   High Income, with some consideration to growth of
                               capital

                    Growth &   Long-term growth of capital, income
                 Income Fund   and, secondarily, preservation of capital

                     Capital
           Appreciation Fund   Capital appreciation

                       Asset   High total return
             Allocation Fund   consistent with reasonable risk

                   Leveraged   Capital appreciation
                 Growth Fund   through the use of  leverage and other investment
                               practices


Principal Investment Strategies
All Merriman Funds invest primarily in the shares of unaffiliated investment companies, referred to throughout this prospectus as "mutual funds," "underlying funds," or "funds."

DEFENSIVE MANAGEMENT - ALL FUNDS

                    We follow a defensive strategy designed to protect capital from stock and bond market declines. Sometimes called market timing, our strategy is to be "in the market" when it is going up and "out of the market" when it is going down. We perform technical research and analysis to identify changes in market trends and respond according to the degree of the strength or weakness of such trends. We evaluate broad markets, discrete market sectors, individual mutual funds and classes of funds separately and may move investments from one sector or underlying fund or class of funds to another in response to market shifts. If we are successful in avoiding market exposure during market declines, you should experience greater returns than with an equivalent investment portfolio held through periods of market decline.

BROAD DIVERSIFICATION -  ALL FUNDS

                    Investing  primarily  in the  shares of other  mutual  funds complements our defensive strategy by providing broad diversification. It also enables us to blend a wide range of investment objectives and approaches, takes advantage of many portfolio management strengths, skills and talents and provides access to institutional funds not available to individual investors. Our screening begins with an analysis of the investment objectives, policies, and strategies of many mutual funds. We select funds primarily based upon the degree to which they will enhance the Fund's ability to achieve its investment objectives. We use absolute and risk-adjusted performance evaluations, including relative strength and volatility, over various time periods and market cycles, to identify funds for investment. We will generally invest at least 65% of each Fund's total assets in funds having investment objectives and strategies consistent with the respective Fund's objectives.

TYPES OF INVESTMENTS
HIGH YIELD BOND FUND

                    The mutual funds included in the Fund's portfolio will invest primarily in non-investment grade corporate bonds, commonly called "junk bonds." To a lesser extent, they may invest in lower quality preferred and convertible securities, equities and in the securities of foreign issuers.

GROWTH & Income Fund

                    The mutual funds included in the Fund's portfolio will generally have investment objectives of growth, growth & income or income. They may invest in common stocks, bonds and securities convertible into common stocks, both domestic and foreign.

Capital Appreciation Fund

                    Mutual funds included in the Fund's portfolio will generally have a growth or aggressive growth oriented objective. They may invest in common stocks or securities convertible into common stocks, both domestic and foreign. We may also invest in funds having other than growth or aggressive growth objectives if, in our opinion, the investment would enhance the ability of the Fund to achieve its objective.

ASSET ALLOCATION FUND

                    We allocate the Fund's assets among five market segments: domestic and international equities, domestic and international fixed income, and precious metals. We are flexible with respect to the percentage allocated to each market segment, but can generally be expected to have the majority of Fund assets allocated to the equities and fixed income market segments.

LEVERAGED GROWTH FUND

                    Except for its use of leverage (borrowing), the investment policies of the Leveraged Growth Fund are the same as those of the Capital Appreciation Fund, described above. We may borrow money for investment purposes. Such borrowing, commonly known as leverage, amplifies the effect upon net asset value of increases and decreases in the market value of the Fund's portfolio. We use leverage in conjunction with our defensive management strategy when we believe a rising trend in the stock market, accompanied by little risk of decline, is strongly indicated. We may borrow up to $1 for each $2 of net assets.


Principal Risks

In any investment there is a degree of risk which must be assumed by the investor. To obtain greater rewards generally requires taking greater risks. Merriman Funds are no different. The value of Fund shares will fluctuate and you could lose money. The Funds are designed for long-term investors, including tax-deferred retirement plans. Consider investing if you can accept the risks accompanying the Funds' defensive approach to stock and bond investing. You should not invest your short-term savings or emergency reserve money.

DEFENSIVE MANAGEMENT - ALL FUNDS

               The principal risk of the defensive strategy employed by the Funds is that we could be wrong in our expectations about market trends and the consequent deployment of Fund assets. If we are wrong in our expectations, opportunities for gains or income may be lost or you could lose money.

BROAD DIVERSIFICATION - ALL FUNDS

               The Funds invest in shares of mutual funds which engage in a myriad of strategies and approaches to the investment markets. By investing in other mutual funds, investors indirectly pay higher operating costs than if they invested directly in the underlying funds. We try to mitigate these double-tiered costs by selecting funds having superior management skills, better performance potential and lower operational costs than most.

               We have no control over, and frequently no knowledge of, the day-to-day operations of underlying funds. Simply put, we may invest in a fund thinking they will do one thing, when in fact they may do something entirely different. Thus, we may lose the benefit we expected and incur risks we did not anticipate.

               There are regulatory restrictions on the percentage ownership we may take in underlying funds. These limitations may prevent us from purchasing the mutual funds we consider most desirable. In certain cases, underlying funds are permitted to make redemptions in securities rather than in cash. In such case, we would incur additional brokerage costs to liquidate the securities so received.

EQUITY SECURITIES
GROWTH & INCOME,
CAPITAL APPRECIATION,
ASSET ALLOCATION AND
LEVERAGED GROWTH FUNDS

               These Funds invest in mutual funds which, in turn, invest in equity securities. Equity securities are subject to greater price fluctuation than debt securities. While this increases risk, it offers the potential for greater reward. The prices of equity securities change in response to many factors, including the issuer's earnings history and forecast, the value of its assets, economic conditions, interest rates, investor perceptions and market liquidity. Underlying funds may emphasize investment in particular sectors of the stock market or in particular types of companies. Any such emphasis carries with it increased risks of a special nature related to the sector or type of company. Underlying funds that use strategies such as options and futures to protect their investments or increase their income carry a risk that the prices of the options and futures do not correlate with the values of the securities in the fund's portfolio.

FIXED INCOME SECURITIES
HIGH YIELD BOND,
GROWTH & INCOME AND
ASSET ALLOCATION
FUNDS

               These Funds invest in mutual funds which, in turn, invest in fixed income securities. The risks of fixed income securities include interest rate risk, credit risk and call risk. Interest Rate Risk is the potential for bond prices to fluctuate when interest rates change. When interest rates rise, bond prices fall. When interest rates fall, bond prices rise. Credit Risk is associated with a borrower failing to make payments of interest and principal when due. Credit risk increases as overall portfolio quality decreases. Call Risk for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay (call) their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. Call risk generally occurs during declining interest rates and is greater when an underlying fund is invested in long-term maturities.

HIGH YIELD BONDS
HIGH YIELD
BOND FUND

               The High Yield Bond Fund invests primarily in mutual funds which invest their assets in non-investment grade corporate bonds, or "junk bonds." Junk bonds generally provide higher yields than higher quality securities, producing greater interest income for their investors. But they are regarded, on balance, as predominately speculative because they involve greater credit risk, including the risk of default or price fluctuation due to changes in the credit-worthiness of the issuer and because they are usually unsecured and may be subordinated to other creditors' claims. Price changes may occur because of developments in the issuing company, the economy or the political environment. They are also subject to greater general market risk than higher quality debt securities, which means their prices may decline significantly and rapidly during periods of general market decline or regional economic difficulty. Non-investment grade bonds may at times be difficult to value or sell at a fair price. Credit ratings on such bonds may not necessarily reflect their actual market risk. Call risk also tends to be greater for junk bonds in cases where the financial condition of an issuer improves, enabling it to refinance its debt at more favorable terms. Junk bonds are less sensitive to interest rate risk than higher quality securities.

FOREIGN SECURITIES & CURRENCIES - ALL FUNDS

               Underlying funds in which the Funds invest may, in turn, invest their assets, in the securities of foreign issuers. Securities issued by foreign companies or governments present risks beyond those of domestic issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, a lower level of regulation and accountability, and less publicly available information. Prices of foreign securities may be more volatile and less liquid than domestic securities.

LEVERAGE
LEVERAGED GROWTH
FUND

               The Leveraged Growth Fund may borrow (use leverage) up to $1 for each $2 of net assets for investment purposes and the underlying funds in which all the Funds invest may use leverage. The use of leverage is a speculative technique, involving the payment of interest and other loan costs. Earnings may not be sufficient to offset costs, forcing the fund to sell portfolio securities when it is not advantageous to do so. This could result in higher than normal portfolio turnover, which usually generates higher transaction costs and expenses. The ue of leverage will magnify the Fund's net asset value per share (NAV) fluctuation. To the extent the Fund invests in underlying funds that also use leverage, there will be a compound leverage risk, making the NAV more volatile than other leverage type funds.


Past Performance

The degree to which performance varies from year to year is one measure of risk. The bar charts below show this year-to-year performance for the past 10 calendar years for each Fund. The tables below the bar charts compare each Fund's performance over time to a broad-based securities market index. The High Yield Bond Fund* is compared to the Salomon Broad Investment Grade (BIG) Index, an unmanaged index of non-investment grade bonds. The other Funds are compared to the Standard & Poor's 500 Index, an unmanaged stock index of the 500 largest publicly traded companies. Both the bar charts and the tables below assume reinvestment of dividends and distributions. Remember that past performance is not necessarily an indication of how the Funds will perform in the future.

Note:  A graph appears at this location in the text.

HIGH YIELD BOND FUND*

Year-by Year Total Return (%) As of 12/31 each year

   1991   1992   1993   1994   1995   1996   1997   1998   1999    2000
  13.32   4.55  14.45  -2.86  14.58   7.57   5.78   4.25   2.89    4.08

Best Quarter     Q3 '91   +6.92%            Worst Quarter    Q1 '92   -4.02%

Average Annual Total Return As of 12/31/00

                          1 Year                5 Years           10 Years
High Yield Bond Fund*      4.08%                 4.90%              6.72%
Salomon BIG Index         11.59%                 6.45%              8.00%

* The Flexible Bond Fund changed its name to The High Yield Bond Fund and changed its investment objective accordingly, effective January 1, 2000. The data shown above reflect the Fund's performance prior to this change, and should not be considered indicative of what the performance might have been if the Fund had operated as a high yield fund. Please see "Historical Performance Data of Merriman Capital Management, Inc., page 8, for a discussion of the historical performance of other accounts managed by an affiliate of the Investment Manager using investment styles and strategies substantially similar to those of the High Yield Fund.

Note:  A graph appears at this location in the text.

GROWTH & Income Fund

Year-by Year Total Return (%) As of 12/31 each year

  1991    1992   1993   1994    1995   1996   1997   1998   1999    2000
 19.19   -1.28   2.76  -0.16   17.69  15.01  13.10  20.35  14.49  -13.24

Best Quarter     Q4 '99   +13.05%            Worst Quarter    Q4 '00   -6.54%

Average Annual Total Return As of 12/31/00

                          1 Year                5 Years           10 Years
Growth & Income Fund     -13.24%                  9.23%              8.25%
S&P 500 Index             -9.10%                 18.32%             17.45%



Note:  A graph appears at this location in the text.

CAPITAL APPRECIATION FUND

Year-by Year Total Return (%) As of 12/31 each year

   1991   1992   1993   1994   1995   1996   1997   1998   1999    2000
  21.90   4.19   3.64  -0.62  14.85  10.32   9.89  16.80  21.57  -14.94

Best Quarter     Q4 '99   +19.02%            Worst Quarter    Q4 '00   -8.57%

Average Annual Total Return As of 12/31/00

                             1 Year                5 Years           10 Years
Capital Appreication Fund   -14.94%                  7.93%              8.20%
S&P 500 Index                -9.10%                 18.32%             17.45%



Note:  A graph appears at this location in the text.

ASSET ALLOCATION FUND

Year-by Year Total Return (%) As of 12/31 each year

   1991   1992   1993   1994   1995   1996   1997   1998   1999    2000
  12.28   2.80  18.54  -2.88  10.53  10.47   5.83  10.60  16.27   -6.00

Best Quarter     Q4 '99   +11.69%            Worst Quarter    Q4 '97   -5.48%

Average Annual Total Return As of 12/31/00

                          1 Year                5 Years           10 Years
Growth & Income Fund      -6.00%                  7.16%             7.57%
S&P 500 Index             -9.10%                 18.32%            17.45%

Note:  A graph appears at this location in the text.

LEVERAGED GROWTH FUND

Year-by Year Total Return (%) As of 12/31 each year

1993    1994    1995    1996    1997    1998    1999    2000
3.75   -0.15   17.06   11.99   12.22   24.37   29.98  -14.08

Best Quarter     Q4 '99   +25.02%            Worst Quarter    Q2 '00   -11.43%

Average Annual Total Return As of 12/31/00

                                                                From Inception

                          1 Year                5 Years         (May 27, 1992)
Growth & Income Fund     -14.08%                 11.78%              9.39%
S&P 500 Index             -9.10%                 18.32%             16.81%



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES

               These are fees paid directly from your investment. Many mutual funds charge their shareholders fees such as sales commissions, redemption fees and exchange fees. The Merriman Funds are no-load funds, which means that, except for the special services noted below, you will not pay shareholder fees.

               Our transfer agent imposes certain service fees: a $12 "wire fee" if you request that your redemption proceeds be wired to your bank account; a $5 fee if you request an exchange of shares by telephone (there is no charge for exchanges made by mail).

ANNUAL FUND OPERATING EXPENSES


               These are expenses that are deducted from Fund assets. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. While the Funds pay these expenses, you bear them indirectly, as the table below demonstrates.

               THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.



                               HIGH YIELD        GROWTH &          CAPITAL            ASSET           LEVERAGED
                                  BOND            INCOME         APPRECIATION      ALLOCATION          GROWTH
                                  FUND             FUND             FUND               FUND             FUND

            Management Fees       1.00%           1.25%              1.25%             1.25%                 1.25%
          Interest Expenses                                                                         0.14%
              Other Expense       0.65%           0.56%              0.53%             0.59%        0.49%    0.63%
                                  ----            ----               ----              ----         ----     ----
                 Total Fund
          Operating Expense       1.65%*          1.81%              1.78%             1.84%                 1.88%

* Prior to voluntary expense reimbursement from investment manager. After reimbursement, 1.50%. Voluntary reimbursement may be terminated at any time.

EXAMPLE

                    This example is intended to help you compare the cost of investing in the Merriman Funds with the cost of investing in other mutual funds.

                    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                HIGH YIELD          GROWTH &         CAPITAL             ASSET           LEVERAGED
                                   BOND              INCOME        APPRECIATION       ALLOCATION          GROWTH
                                   FUND               FUND             FUND              FUND              FUND

                     1 Year       $  168            $  184           $   181           $   187               $191
                    3 Years          520               569               560               579                591
                    5 Years          897               980               964               995              1,016
                   10 Years        1,955             2,127             2,095             2,159              2,201



HISTORICAL HIGH YIELD PERFORMANCE DATA
OF MERRIMAN CAPITAL MANAGEMENT, INC.

HIGH YIELD BOND FUND

                    The following tables present historical performance data for all accounts that have been managed by Merriman Capital Management, Inc. ("Merriman Capital"), an affiliate of the Investment Manager, and that have substantially similar (although not necessarily identical) objectives and policies to those of the Fund. These accounts have been managed using investment styles and strategies substantially similar to those to be used in managing the Fund. THESE FIGURES DO NOT REPRESENT THE PERFORMANCE OF THE FUND. The Fund has recently changed its investment objective to become a high yield bond fund and does not yet have a performance record as a high yield bond fund. The Fund's actual performance as a high yield bond fund may be higher or lower, and past performance of these accounts is no guarantee of future results.

                    The composite figures shown in the tables presented below were calculated in the following manner.

                    * The investment process, including the resources available to the portfolio manager and the supervisory review used by Merriman Capital, will be used by the Investment Manager. As a practical matter, there is no significant distinction between the process used in determining the investment management decisions of Merriman Capital and the Investment Manager.

                    * The accounts included in the composite are not mutual funds and are not subject to the same rules and regulations (for example, diversification and liquidity requirements and restrictions on transactions with affiliates) as the Fund or to the same types of expenses or inflow and outflow of funds. These differences might have affected the performance figures shown below.

                    * The composite figures have been calculated by weighting the performance of each account by the level of the account's total assets at the beginning of each monthly or quarterly period. Accounts were added to the composite as of the first full quarter under management and excluded at the end of the last full quarter under management. Accordingly, the number of accounts included in the composite and their value vary by quarter from three (3) ($638,841.52) at the beginning of 1994, to two (2) ($562,987.80) in the most recent quarter.

                    * The performance of each of the accounts in the composite may have been influenced by the level of the account's total assets. Had an account's assets been different, its performance might have been higher or lower.

                    * The figures shown below represent the performance of the composite's accounts. They are not the performance of the Fund. Figures show total returns. Total return shows you how much an investment has changed in value over the stated time period and includes both capital appreciation and income. The first table reflects average annual total returns. This smoothes out variations in annual performance by averaging returns over the stated period. The second table shows actual total returns for each one year period.

                    * To provide you with additional information, the tables also include a "Net of Fees and Charges" section, which reflects adjustments of the composite's performance to reflect the deduction of all of the fees and expenses that the Fund or a shareholder is projected to pay as shown in the "Fees and Expenses" section at the beginning of the Prospectus. The net figures assume the account was opened at the beginning of the period and was closed at the end of the period. To the extent the Fund's expenses deviate from the projections, the "Net of Fees and Charges" figures will be inaccurate. The effect of the deviation would be greater over longer periods due to compounding. The net figures shown - that is, the performance results after all applicable deductions - are equal to or lower than the actual net results of the included accounts.

                    * Both tables include figures for the Bear Stearns High Yield Bond Index and the Morningstar Composite of High Yield Bond Funds so that you can compare Merriman Capital's performance to the performance of of the unmanaged high yield bond market and other high yield bond mutual funds. The Morningstar Composite reflects advisory fees and other fees or charges.

       Average Annual Total
                    Returns

            This is not the
                 High Yield
    Bond Fund's performance

                                                              For Periods Ended December 31, 2000
                                                ONE        TWO      THREE       FOUR       FIVE       SIX        SEVEN
                                                YEAR      YEARS     YEARS       YEARS      YEARS     YEARS       YEARS
                    Composite of               -1.34%     1.55%     3.65%      5.77%      7.23%      8.72%       7.38%
                    Similar Accounts (1)

                    Net of Fees                -1.49%     1.16%     3.26%      5.40%      6.89%      8.37%       7.04%
                    and charges (2)

                    Bear Stearns High Yield    -6.83%    -2.37%    -0.91%      2.55%      4.46%      6.78%       5.76%
                    Bond Index (3)

                    Morningstar
                    High Yield Fund
                    Composite (4)              -9.14%     -2.68%   -1.87%      1.74%      4.05%      6.06%       4.62%

TOTAL RETURNS ON AN ANNUAL BASIS

THIS IS NOT THE HIGH YIELD FUND'S PERFORMANCE

                                                             FOR EACH YEAR ENDED DECEMBER 31
                                                2000      1999      1998       1997       1996       1995        1994

                    Composite of               -1.34%     4.51%     7.99%     12.39%     13.30%     16.46%       -0.31%
                    Similar Accounts (1)

                    Net of Fees                -1.49%     3.88%     7.57%     12.09%     13.01%     16.15%       -0.66%
                    and charges (2)

                    Bear Stearns High Yield    -6.83%     2.29%     2.08%     13.64%     12.46%     19.16%       -0.16%
                    Bond Index (3)

                    Morningstar
                    High Yield Fund
                    Composite (4)              -9.14%     4.23%    -0.24%     13.37%     13.83%     16.73%       -3.63%

                    (1) Merriman Capital began managing accounts with similar objectives and policies to those of the Fund on May 27, 1993. The composite reflects reinvestment of dividends and distributions, and deduction of all fees paid by the account holders.
                    (2) Reflects the reinvestment of dividends and distributions, and the deduction of all fees and expenses that the Fund or a shareholder is projected to pay. To the extent the Fund's expenses deviate from the projections, the "Net of Fees and Charges" figures will be inaccurate. The effect of the deviation would be greater over longer periods due to compounding.
                    (3)  A broad-based, unmanaged index of high yield bonds.
                    (4) An unmanaged composite of other high yield bond funds and includes 12b-1 fees, advisory fees and other expenses.

SHAREHOLDER INFORMATION

HOW TO PURCHASE SHARES

GETTING HELP

                    You may receive help opening accounts from the Trust by calling toll-free, 1-800-423-4893, by E-mail at info@merrimanfunds.com or by writing to the Trust at 1200 Westlake Avenue N, Suite 700, Seattle, WA 98109.

PRICING OF SHARES

                    The value of Fund shares rises and falls constantly. There are no sales commissions charged to investors, which means that 100% of your money is used to buy shares at the Fund's net asset value. Net asset value is based upon the market value of the portfolio securities owned by the Fund. The per share price of your purchase is determined at the next calculation of net asset value after your purchase order is received by the transfer agent in proper order. Net asset value is calculated at the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the Exchange is open for trading.

ACCOUTN MINIMUMS AND GENERAL POLICIES

                    The minimum initial investment in each Fund is $5,000 ($2,000 for IRA accounts; no minimum for Automatic Investment Plan accounts). (Some broker-dealers, such as Charles Schwab & Company, may accommodate investors who wish to invest less than $5,000.) Subsequent investments must be at least $100.

                    You may purchase shares by mail with payment by check, or by telephone with payment by bank wire or Automated Clearing House (ACH) transfer. You may also place orders through a broker-dealer, who may charge you a fee for its services. Individual Retirement Accounts, corporate or self-employed retirement plans and Systematic Withdrawal Plans generally require special or supplemental application forms to open accounts. Payment for shares purchased should accompany the Account Application or purchase order as described herein. Payment must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted.

                    A Social Security or Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established, unless you have applied for a TIN and the application so indicates. If you fail to furnish the Trust with a correct TIN, the Trust is required to withhold taxes at the rate of 31% on all distributions and redemption proceeds.

                    If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $25 fee) incurred by a Fund or the transfer agent. It is the policy of the Funds not to accept applications under circumstances or in amounts considered disadvantageous to shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security or tax identification number is omitted, the Fund reserves the right not to accept future applications from such individual. The U. S. Postal Service or other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Trust.

PURCHAE BY MAIL

                    To open an account by mail, complete and sign the Account Application form accompanying the Prospectus. Be sure to indicate in which Fund(s) you wish your investment to buy shares, and make your check payable to that Fund. The application and your check should be mailed to Merriman
                    Mutual Funds, c/o Firstar Mutual Funds Services, LLC, 3rd Floor, PO Box 701, Milwaukee, Wisconsin 53201-0701. The foregoing address should also be used for all written shareholder communication to the transfer agent unless you are using an express or overnight delivery service. Mail orders for subsequent investments should include, when possible, the Additional Investment Form which is attached to your Fund confirmation statement. Otherwise, be sure to identify the Fund and your account in your letter.

                    Overnight and express delivery services do not deliver to Post Office boxes. Please follow the instructions for regular mail orders, but use the following address to insure prompt delivery: Merriman Mutual Funds, c/o Firstar Mutual Funds Services, LLC, 3rd Floor, 615 E. Michigan Street, Milwaukee, WI 53202.

PURCHASE BY TELEPHONE WITH PAYMENT BY BANK WIRE

                    To establish a new account or add to an existing account by bank wire, please call Firstar Mutual Funds Services, LLC, 1-800-224-4743, before wiring funds, to advise them of your forthcoming investment, the dollar amount, the account registration, and to obtain a confirmation number. This will insure prompt and accurate handling of your investment.
                    Please instruct your bank to use the following wiring instructions:

           WIRE TO:                 Firstar Bank Milwaukee, N.A.,
                                    777 E. Wisconsin Avenue, Milwaukee, WI 53202
                                    ABA Number 0750-00022

           FOR CREDIT TO:           Firstar Mutual Funds Services, LLC,
                                    Account No. 112-952-137

           FOR FURTHER CREDIT TO:   (Fund Name) , (Shareholder  Account Number),
                                    (Shareholder Name/Registration)

                    It is important that the bank wire contain all the information and that Firstar Mutual Funds Services, LLC receives prior telephone notification to ensure proper credit. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

PURCHASE BY TELEPHONE WITH PAYMENT BY ACH TRANSFER

                    The Automated Clearing House (ACH) system allows you to purchase shares by an electronic transfer of funds from your bank checking account, money market account, NOW account or savings account. ACH transfer may not be used for your initial share purchase. Please follow the procedures under "Purchase By Mail" or "Purchase by Telephone with Bank Wire" for your first purchase. Only bank accounts held at domestic financial institutions that are ACH members can be used for ACH purchases. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the transfer agent receives payment (in amounts of $100 or more) for shares purchased by electronic funds transfer through the ACH system. Most transfers are completed within three business days after your call to place the order. To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such service, although currently the Fund does not expect to charge a fee.

                    Investors in the Fund may also request by telephone a change of address, a change of investments made through an Automated Investment Plan (see below), and a change in the manner in which dividends are received.

AUTOMATIC INVESTMENT PLAN

                    The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account. There is no minimum initial investment when you enroll in the Automatic Investment Plan. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing. You may join the Automatic Investment Plan by completing that portion of the New Account Application or filling out a separate Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. You may cancel your participation in the Plan or change the amount of purchase or the day each month on which the shares are purchased at any time by calling 1-800-224-4743 or by writing to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The change or cancellation will be effective five business days following receipt.

                    Each investment through the Automatic Investment Plan must be at least $100 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for Firstar to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

STOCK CERTIFICATES

                    Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.


HOW TO REDEEM SHARES

                    GETTING HELP

                    If you need help redeeming shares or are uncertain of the requirements for redemption, please contact the transfer agent, at 1-800-224-4743, or write to the address shown below under the caption "Redemption by Mail." Knowledgeable, friendly personnel will be happy to assist you.

PRICING AND TIMING

                    Because the value of Fund shares rises and falls constantly based upon the market value of its portfolio securities, your redemption price per share may be more or less than the price per share you paid for them. If the transfer agent receives your redemption order prior to the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time), your shares will be redeemed at the net asset value calculated as of that business day's close of trading. Otherwise, your order will redeem shares as of the next business day's close.

GENERAL REDEMPTION GUIDELINES

                    You may redeem (sell) shares by mail or telephone. You may also redeem your shares through a broker-dealer who may charge you a fee for its services. To avoid delays in processing, please follow the policies described below.

                    Payments to investors redeeming shares which were purchased by check will not be made until the Trust can verify that the payment(s) for the purchase has been, or will be collected. It may take up to twelve (12) days from the date of purchase for your check to clear. Redemption requests from retirement accounts must indicate an election not to have Federal Tax withheld or they will be subject to withholding. A Fund may suspend the right of redemption or postpone the date at times when the New York Stock Exchange is closed, or under any emergency circumstances as may be determined by the Securities and Exchange Commission.

                    The Funds expect normally to make all redemptions in cash. Circumstances could arise, however, under which a Fund may wish to make redemptions "in kind" (in marketable securities from its portfolio). A shareholder receiving an "in kind" redemption, would incur brokerage fees upon disposition of such securities.

                    The Board of Trustees reserves the right to redeem any account having a net asset value of less than $2,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account net asset value up to $2,000 or more during the notice period, the account will not be redeemed. Be advised that such redemptions from retirement plans for which Firstar Mutual Funds Services, LLC serves as Custodian may be subject to tax withholding.

PAYMENT OF REDEMPTION PROCEEDS

                    You may have your redemption proceeds sent to you by check, bank wire or ACH transfer. Proceeds will be sent to you, typically, within one or two business days, but no later than seven days after receipt of your redemption request. There is no charge for check redemptions. If you choose to have the proceeds wired, the transfer agent will charge your account $12 to pay for the wire transfer. If you elected the ACH option on the Account Application Form, you may choose to have your proceeds sent by electronic funds transfer to your bank account There is no charge for this service. There is a $100 minimum for each ACH transfer. It will usually take 2-3 business days for the redemption proceeds to reach your bank account.

REDEMPTION BY MAIL

                    Your regular mail request should be addressed to Merriman Mutual Funds, c/o Firstar Mutual Funds Services, LLC, PO Box 701, Milwaukee, Wisconsin 53201-0701. Your overnight, express, certified or registered mail request should be addressed to Merriman Mutual Funds, c/o Firstar Mutual Funds Services, LLC, 3rd Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202-5207. Your request must include:

                    *    Your share certificates, if issued;
                    * Your letter of instruction or a stock assignment specifying the Fund from which shares are to be redeemed, the account number, and the number of shares or dollar amount to be redeemed, signed by all registered shareholders in the exact names in which they are registered;
                    * Signature guarantee(s) (see "Signature Guarantees," below); and
                    * Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

                    If not directed otherwise, a check for your redemption proceeds will be sent to your address on record with the Fund.

REDEMPTION BY TELEPHONE

                    You may make telephone  redemptions (in amounts of $1,000 or more) unless you declined the privilege on the Account Application Form. (However, telephone redemption requests for IRA accounts will not be accepted.) To make a telephone redemption, call the transfer agent at 1-800-224-4743. The transfer agent will act upon any telephone instructions it believes to be genuine, to redeem shares from your account. Your Account Application Form specifies the person(s), bank, account number and/or address to receive your redemption proceeds. Once your account has been opened you may cancel the privilege by telephone or letter. Written instructions with signature(s) guaranteed (see "Signature Guarantees," below) are required to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. There is no charge for establishing or using this privilege. You may cancel the privilege at any time by telephone or letter. To protect you, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the transfer agent.

RISKS OF TELEPHONE TRANSACTIONS

                    The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as those listed above have been followed, the Fund will not be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow such procedure(s).

                    You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the transfer agent's books for less than 12 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by following the instructions for redeeming by mail.

SIGNATURE GUARANTEES

                    A signature guarantee is a widely accepted way to protect you, the Funds and the transfer agent from fraud, and to be certain that you are the person who has authorized a redemption from your account. Signature guarantees are required for:

                    *    Mail order redemptions in amounts greater than $25,000,
                    *    Change of registration requests, and
                    * Requests to establish or change exchange privileges or telephone redemption service other than through your initial account application.


                    The Funds reserve the right to require a signature guarantee under other circumstances. The Funds will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies. A signature guarantee may not be provided by a notary public. The signature guarantee must appear either:

                    *    On the written request for redemption,
                    * On a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed, or
                    * On all stock certificates tendered for redemption and, if shares held for you by the transfer agent are also being redeemed, on the letter or stock power.


HOW TO EXCHANGE SHARES

                    Shareholders may exchange, by mail or telephone, shares (in amounts worth $1,000 or more) of one Merriman Fund for shares of any other Merriman Fund or of any of three Firstar money market funds described below. There is no fee for exchanges made by mail, but the transfer agent will charge your account a $5.00 exchange fee every time you make an exchange by telephone. To make an exchange, simply call the transfer agent at 1-800-224-4743 prior to 4:00 p.m. Eastern Time. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of the New York Stock Exchange, currently 4:00 p.m., on each day the exchange is open for business).

                    Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict a shareholder(s) from making exchanges at any time, should the Trustees determine that it would be in the best interest of our shareholders to do so. A shareholder(s) will be given at least 10 days written notice prior to imposing restrictions or prohibition on Exchange Privileges. An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes. During drastic economic and market changes, telephone exchange services may be difficult to implement. The exchange privilege is only available in states where the exchange may legally be made.

                    For further information about the Firstar Funds, call the transfer agent at 1-800-224-4743, or write to Firstar Mutual Funds Services, LLC, Mutual Fund Services - 3rd Floor, PO Box 701, Milwaukee, Wisconsin 53201-0701.

                    The Firstar Money Market Funds made available to Merriman Fund shareholders under this Exchange Privilege are: Firstar U.S. Government Money Market Fund, Firstar Money Market Fund and Firstar Tax-Exempt Money Market Fund. They are not affiliated with the Merriman Funds or the Investment Manager, but are made available as a convenience to Merriman Fund shareholders desiring to invest a portion of their assets in money market instruments. The Investment Manager has entered into a Servicing Agreement with Firstar Funds, Inc. whereby the Investment Manager receives 2/10 of 1% of the average daily net value of shares of any fund offered by Firstar Funds, Inc. which are beneficially owned by shareholders of the Merriman Funds in return for providing support services to said shareholders on behalf of Firstar.


OTHER SHAREHOLDER SERVICES

SYSTEMATIC WITHDRAWAL PLAN

                    The Systematic Withdrawal Plan provides for regular monthly or quarterly checks to be sent to you (or your designee). Shareholders owning shares of any Merriman Fund with a value of $10,000 or more may establish a Systematic Withdrawal
                    Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the transfer agent to redeem the necessary number of shares either monthly or quarterly in order to make the payments requested. Proceeds may either be mailed to you or moved to your bank account by ACH transfer. Transfers by ACH generally take up to three business days to reach your bank account. Share certificates for the shares being redeemed must be held for you by the transfer agent. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). Corporations or other legal entities should call the transfer agent for special instructions. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals could deplete or use up entirely the initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon 60 days written notice or by a shareholder upon written notice to the transfer agent. An application may be obtained from the transfer agent by telephone at 1-800-224-4743. A signature guarantee is required to convert an existing account to systematic withdrawal.

INDIVIDUAL RETIREMENT ACCOUNTS AND OTHER RETIREMENT PLANS

                    Plan forms for the regular deductible IRA, Roth nondeductible IRA, Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") and Savings Incentive Match Plans ("SIMPLE") are furnished by the Trust to enable shareholders and employers to set aside tax-deferred investments in Merriman Funds. There is no charge to establish an IRA with the Merriman Funds. A $12.50 annual maintenance fee per account (maximum of $25 for multiple Merriman Fund IRA accounts) is charged by Firstar Mutual Funds Services, LLC, who acts as IRA Custodian. A $15 fee applies for each transfer to a Successor Custodian, each distribution to a participant and for each refund of an excess contribution. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests must indicate an election not to have Federal tax withheld or they will be subject to withholding. If you are uncertain of the redemption requirements, please contact Firstar Mutual Funds Services, LLC in advance at 1-800-224-4743. In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans. For assistance in opening or establishing tax-deferred retirement accounts, please call the Trust at 1-800-423-4893. Trust personnel will be happy to assist investors in establishing tax-deferred plans, including those which permit investments in vehicles other than the Merriman Funds.

TOLL-FREE INFORMATION LINES

                    The Funds provide toll-free information lines, staffed during business hours for your convenience. Friendly, experienced personnel answer your questions, solve problems and provide current price quotes. For information about opening accounts, retirement plans, requests for prospectuses and account applications, call between 10 a.m. and 7 p.m. Eastern Time, 800-423-4893. For information about existing accounts, telephone exchanges and redemptions and for assistance with investing by wire, call between 9 a.m. and 8 p.m. Eastern Time, 800-224-4743.

SHAREHOLDER FEES

                    Shareholders will be notified in writing at least 60 days prior to the Fund(s) putting any new or increased fee into effect. All fees disclosed in the Prospectus which are charged to shareholders by the transfer agent are subject to change without notice. In addition to the fees disclosed elsewhere in the Prospectus, the transfer agent charges $20 for any Stop Payment (of a liquidation or distribution check) ordered by a Shareholder. Also, for account history research of transactions or other items which occurred in or previous to the second calendar year previous to the date of the request, the transfer agent charges a fee of $5 per research item.


DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

                    Shareholders will receive dividends from net investment income, if any, quarterly for the High Yield Bond Fund and annually for the other Funds. The Funds will also distribute net realized capital gains, including short-term gains, if any, during November or December. All dividend and capital gain distributions are automatically reinvested in additional shares of the Fund at the then current net asset value. You may receive dividends and/or capital gains distributions in cash rather than shares of the Fund by so indicating on the Account Application Form or by notifying the Trust. Dividends and capital gains distributions are paid in cash or reinvested as of the "ex-date", which is normally the day following the record date.

                    With respect to cash distributions, shareholders can authorize another person or entity to receive such distributions. The name and address of the intended recipient should be clearly indicated in the Account
                    Application Form or on a signed statement accompanying the Application Form.

                    Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

TAX CONSEQUENCES

                    The Funds intend to make distributions that may be taxable to shareholders, whether received in cash or reinvested in additional Fund shares. Dividends from net investment income and short-term capital gains will ordinarily be taxable to shareholders as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains regardless of how long shares of the Fund have been held. Shareholders will receive Federal tax information regarding dividends and capital gains distributions after the end of each year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

                    Borrowing by the Leveraged Growth Fund may cause some of its portfolio securities to be treated as "debt-financed."
                    Dividends paid to corporate shareholders from earnings on such securities would be ineligible for the 70% dividends-received deduction which might otherwise be available to corporate shareholders.

                    Exchanges and redemptions are taxable events for Federal income tax purposes; accordingly, capital gains or losses may be realized.

                    Income (including dividends and distributions of short-term capital gains) received by a Fund from underlying funds, interest received on money market instruments, and net short-term capital gains received by the Fund on the sale of underlying fund shares, will be distributed by the Fund and will be taxable to shareholders at ordinary income tax rates. Investors in the Fund may experience a greater tax liability than would result if they invested directly in the underlying funds.

                    Distributions of long-term capital gains received by a Fund from underlying funds, as well as net long-term capital gains realized by a Fund from the sale (or redemption) of underlying fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than six months). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

                    For purposes of determining the character of income received by a Fund when an underlying fund distributes long-term capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the underlying fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares after holding them for less than six months will be treated as a long-term capital loss to the extent of the gain distribution.


INVESTMENT APPROACH AND RISKS
The investment objectives and policies of each Fund, unless otherwise stated, may be changed by the Board of Trustees of the Trust without the prior consent of shareholders. Shareholders would be given sixty days notice in writing, however, prior to a material departure from the stated objectives and policies. Should such a change be implemented, the resulting investment objectives and policies may be different from those the shareholders considered appropriate for their needs at the time of investment in the Fund. There can be no assurance that a Fund's investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES
We follow a disciplined, systematic approach to the investment markets which couples broad diversification with market timing. We believe that our approach will result in less volatility and greater long-term total returns than by an approach which emphasizes individual stock selection in a portfolio held through periods of market growth and decline.

DEFENSIVE MANAGEMENT - ALL FUNDS

All the Funds employ a defensive strategy designed to reduce exposure to "market risk," the investment risk associated with general stock and bond market declines. In other words, we try to anticipate stock and bond market trends in order to be "in the market" when it is going up and "out of the market" when it is going down. This is sometimes called market timing. When we anticipate rising market cycles, we fully invest Fund assets in the market. To preserve capital we liquidate portfolio investments into money market instruments when we anticipate market declines. We adjust the degree to which we respond to anticipated market trends based upon our analysis of the strength or weakness of such trends. Because various market sectors may not move in the same direction or with the same intensity at the same time, we may move Fund investments from weaker sectors into stronger ones. For temporary defensive purposes, if we determine that there is a substantial risk of a broad market decline because of adverse market, economic, political or other conditions, we could retreat from the market completely and invest 100% of a Fund's assets in money market instruments.

FIXED INCOME PORTFOLIOS
HIGH YIELD BOND,
GROWTH & INCOME AND
ASSET ALLOCATION FUNDS

                    Underlying funds comprising the High Yield Bond Fund and fixed income portions of the Growth & Income and Asset Allocation Funds' portfolios invest, generally, in debt securities, both domestic and foreign, having maturities from 5 to 25 years. We invest aggressively in such mutual funds when our technical analysis determines that favorable conditions for investment exist. For the Growth & Income and Asset Allocation Funds, this would generally be when the trend in interest rates is stable to declining. In the case of the High Yield Fund, this would generally be when favorable prospects exist for obtaining high yields without undue risk of price declines due to eroding credit, economic and market conditions. We shift to mutual funds emphasizing shorter maturities, higher quality investments or money market instruments when, in our opinion, favorable investment conditions no longer exist. By being fully invested when market conditions are favorable, we believe that the production of interest income will be maximized, and the potential for capital growth will be present as the market value of portfolio securities rises. Conversely, by holding only higher quality, shorter-term maturities and money market instruments when interest rate, credit, economic and market conditions are unfavorable, we may avoid decreases in the market value of fixed income portfolio investments, while we continue to earn interest income on the alternative investments.

EQUITY PORTFOLIOS
CAPITAL APPRECIATION,
LEVERAGED GROWTH
AND PORTIONS OF THE
GROWTH & INCOME AND
ASSET ALLOCATION FUNDS

                    Underlying funds in the equity portfolios invest, generally, in common stocks and securities convertible into common stocks, both domestic and foreign. We will fully invest in qualifying mutual funds when we anticipate a generally rising trend in the equities market accompanied by little risk of decline. But when we believe there is a risk of market decline, we will adjust the portfolio to preserve capital by liquidating market investments into money market instruments. There are thousands of equity-oriented mutual funds available, offering a multitude of investment objectives and approaches. They cover various market sectors and their management styles and performance histories vary greatly. Some funds excel in rising markets, others in stable or declining markets. We analyze and respond to the various equity sectors separately. Thus, we could be fully invested in one or more sectors or individual mutual funds, while liquidating others. Our equity analysis evaluates various technical data such as stock and stock index price changes, market volume, momentum and other relevant technical and economic data.

PROPRIETARY ANALYTICAL MODELS

                    We use an interrelated group of proprietary, econometric analytical models to control the timing of portfolio transactions. These models analyze diverse market technical data to assist us in projecting trend changes in market prices. Simply put, they generate buy and sell signals. The models are used to analyze broad markets or discrete market sectors. Even individual mutual funds may be monitored and technically evaluated by the models. We may respond to buy and sell signals generated for broad markets as well as for discrete sectors or individual mutual funds. None of the models recommend or select specific securities for purchase or sale by the Funds, but the models are designed to detect trend changes in market price movement.

BROAD DIVERSIFICATION - ALL FUNDS

                    In an effort to gain broad diversification, all Funds invest primarily in the shares of unaffiliated investment companies. These include "open-end" and "closed-end" funds, or unit investment trusts. Open-end funds, which will comprise the majority of Fund investments, continuously sell their shares to the public and will purchase (redeem) their shares from shareholders. "Closed-end" funds and unit investment trusts are typically traded on the open market and do not continuously sell and redeem their shares. Mutual funds give us several advantages over direct investment in individual securities:

                    *    Broader diversification.
                    * An excellent complement to the Funds' defensive management strategy.
                    * A wide range of investment approaches, with over 9,000 funds in operation.
                    * Many professional portfolio management strengths, skills and talents.
                    * Access to institutional funds not available to individual investors.

                    All other factors being equal, we will prefer open-end mutual funds which do not charge sales commissions or redemption fees over other alternatives. But when we believe the potential investment merits outweigh the added transaction costs, we may invest in open-end mutual funds that charge sales commissions or redemption fees and may also purchase closed-end mutual funds or unit investment trusts, in transactions involving customary brokerage fees. Wherever possible, we will take advantage of volume purchasing or other investment programs which reduce or eliminate such transaction costs. The mutual funds in which the Funds invest may incur distribution expenses in the form of "12b-1 fees but neither the fund's investment manager nor any affiliate thereof will receive any benefit from such fees."

                    Under normal conditions, we will invest at least 65% of each Fund's total assets in mutual funds having investment objectives and strategies consistent with the respective Fund's objectives. But we may invest in mutual funds which do not share similar investment objectives as the Fund making the investment. We select mutual funds primarily based upon the degree to which we believe they will enhance the Fund's ability to achieve its investment objectives. There are many factors which can account for the significant variation in investment performance from one mutual fund to another even those having similar investment objectives and investing in the same category or class of assets. The level of risk a fund assumes, the capabilities of its management and, to a lesser extent, its level of operating expense may each account for substantial differences in investment results over any given period of time. Some fund managers, for example, have demonstrated capabilities to excel above their peers in rising markets, while some do better in falling or stagnant markets. Those willing to take greater risk can generally be expected to outperform their more conservative peers in rising market periods, but are also likely to lose value more rapidly during falling market periods. Excellent performance based upon risk assumption and management skill can be lost through high operating or sales expense.

                    Our screening begins with an analysis of the investment objectives, policies, and strategies of many mutual funds. Acceptable candidates are then subjected to absolute and risk-adjusted performance evaluation over various time periods and market cycles. Each candidate is compared to peer funds in their respective asset class. Volatility is evaluated for each fund and class of funds. The portfolio composition of each fund, as reported through sources like Morningstar, is subjected to technical and fundamental analyses as deemed appropriate. To a lesser extent, the current investment outlook of fund management, to the extent obtainable through fund literature and interviews with fund portfolio managers, is evaluated. Strength of management, size, and shareholder services offered are among other factors we evaluate in selecting suitable mutual funds for inclusion in a Fund's portfolio. All funds must be registered in the United States, and we will not invest more than 25% of a Fund's total assets in any one underlying fund or in funds which concentrate their investments in any one industry.

OTHER IMPORTANT STRATEGIES

ACTIVE TRADING - ALL FUNDS

                    The Funds' strategy of defensive management results in active trading. The Funds have no restrictions on portfolio turnover, which will normally range from 100% to 300%. (A 100% turnover rate would occur, for example, if all of the securities in a Fund are replaced within a period of one year.) Our strategy during volatile market conditions could occasionally produce turnover rates exceeding 300%. High portfolio turnover may result in greater capital gains (and taxes on those gains) than with less active portfolios. To the extent a Fund invests in mutual funds involving sales commissions, redemption or brokerage fees, higher transaction costs would impact shareholder returns. The volatility of the stock markets and interest rates, together with the defensive management strategy employed by the Funds, may involve selling portfolio securities within twelve months of their purchase which could result in short-term gains and/or losses.

MONEY MARKET INSTRUMENTS - ALL FUNDS

                    Each Fund may invest in money market instruments as an interest-earning substitute for cash-even up to 100% of their assets for temporary defensive purposes. Underlying funds may also hold money market instruments, and underlying money market funds invest exclusively in money market instruments.

                    Money market instruments mature in thirteen months or less from the date of purchase and may include any of the U.S.
                    Government Securities listed under "Fixed Income Investments," below, bankers acceptances and certificates of deposit of domestic branches of U.S. banks. Also included are repurchase agreements ("Repos") and variable amount demand master notes ("Master Demand Notes") which, at the time of purchase, will be rated in the top two quality grades by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, if not rated, will be of equivalent quality in our judgment. Mutual funds investing at least 80% of their assets in money market instruments, or which hold themselves out to be money market funds, are included in the definition of money market instruments.

MASTER DEMAND NOTES

                    Master Demand Notes are unsecured debt obligations of U.S. corporations which are redeemable upon demand. Master Demand Notes permit a fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. We will purchase Master Demand Notes only through the Master Demand Note program of the Funds' custodian bank, who acts as administrator thereof. Because they are direct arrangements between a fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time. Our investment in the Master Demand Notes of any given issuer, together with any other securities of such issuer, will be limited to 5% of a Fund's total assets. Underlying funds may invest up to 100% of their assets in Master Demand Notes.


INVESTMENT RISKS
Like all investments, the Funds involve risk. Because of risk, the value of Fund shares will fluctuate and you could lose money. You should not invest your short-term savings or emergency reserve money.

FIXED INCOME
INVESTMENT RISKS

HIGH YIELD BOND,
GROWTH & INCOME
AND ASSET ALLOCATION
FUNDS

                    The High Yield Bond Fund invests primarily, and the Growth & Income and Asset Allocation Funds invest a portion of their assets, in mutual funds which, in turn, invest in fixed income securities. There are three types of risk associated with fixed income investment: Interest Rate Risk, Credit Risk and Call Risk.

                    INTEREST RATE RISK is the potential for bond prices to fluctuate when interest rates change. When interest rates rise, bond prices fall. When interest rates fall, bond prices rise. Interest Rate Risk increases as average maturity increases. The table illustrates the probable effect of a 1% change in interest rates on three investment grade bonds of varying maturities. Thus, to the extent an underlying fund is invested in long-term maturities, its interest rate risk will be high. We invest in long-term bond funds only when we believe interest rates will be stable or declining. Non-investment grade bonds are less subject to interest rate risk than higher rated debt securities.


                       PERCENT INCREASE (DECREASE) IN THE
                        PRICE OF A PAR BOND YIELDING 5%

       BOND                 1% INTEREST             1% INTEREST
     MATURITY              RATE INCREASE           RATE INCREASE

      Short
    2.5 years                 -2.29%                  +2.35%

   Intermediate
     10 years                 -7.43%                  +8.17%

      Long
    20 years                 -11.55%                 +13.67%



                    CREDIT RISK is associated with a borrower failing to make payments of interest and principal when due. Credit Risk increases as overall portfolio quality decreases. Thus to the extent that an underlying fund is invested in high grade bonds and U.S. Government Securities, it will experience minimal credit risk, but to the extent it invests in non-investment grade bonds, its exposure to increased Credit Risk increases.

                    CALL RISK for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay (call) their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. A close-to-home example of this is when homeowners refinance their home mortgages when interest rates fall. Call Risk generally occurs during declining interest rates and is greater when an underlying fund is invested in long-term maturities. Thus, the longer an underlying fund's average portfolio maturity is, accompanied by a decline in prevailing interest rates, the Call Risk will increase. Call risk is also greater in cases where the financial condition of issuers of non-investment grade bonds improves, allowing them to refinance their debt at more favorable interest rates.

NON-INVESTMENT GRADE SECURITIES RISKS

HIGH YIELD BOND,
GROWTH & INCOME
AND ASSET ACLLOCATION
FUNDS

                    The High Yield Bond Fund and, to a much lesser extent, the Asset Allocation and Growth & Income Funds may invest in mutual funds which invest in junk bonds. Junk bonds generally provide higher yields than higher quality securities, producing greater interest income for their investors. But they are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

                    Based upon information obtainable to us pertaining to portfolio composition of underlying funds, the Asset
                    Allocation and Growth & Income Funds seek to limit their exposure to non-investment grade securities (so called "junk bonds") to 10% and 5% of their assets, respectively. Non-investment grade securities carry greater risks than investment grade securities and, to the extent a Fund is invested, through underlying funds, in lower-rated securities, it will assume such increased risks. An economic downturn or increasing interest rates could have an adverse affect upon less financially secure issuers' ability to repay interest and principal and could result in increased junk bond defaults. Non-investment grade bonds have been found to be less sensitive to interest rate changes than investment grade issues, but more sensitive to adverse economic or corporate developments. The call risk associated with lower-rated issues may be increased when the issuer's financial position improves, because of its potential to refinance its debt at lower rates, even when market interest rates are stable. Lower-rated issues may be thinly traded, which could pose increased difficulty for underlying funds in valuation, because of less reliable, objective data available. Each Fund attempts to minimize fixed income risk through broad diversification. The Growth & Income and Asset Allocation Funds will not likely be as significantly affected by adverse bond market events as a Fund which invests most or all of its assets in fixed income securities. We will invest, through underlying funds, in non-investment grade securities only if we believe the investment opportunity mitigates the assumed risk.

EQUITY INVESTMENT RISKS

GROWTH & INCOME,
CAPITAL APPRECIATION,
ASSET ALLOCATION AND
LEVERAGED GROWTH FUNDS

                    The Growth & Income, Capital Appreciation, Asset Allocation and Leveraged Growth Funds invest in underlying funds which, in turn, invest in equity securities. Equity securities are subject to fluctuations in the stock market, which has periods of increasing and decreasing values along with long periods of lackluster performance. Stocks have greater volatility than debt securities. While greater volatility increases risk, it offers the potential for greater reward. The defensive strategy and broad diversification employed by the Funds will not eliminate risk.

                    Underlying funds may emphasize investment in particular sectors of the stock market or on particular types of companies. Any such emphasis carries with it increased risks of a special nature related to the sector or type of company. Funds that use strategies such as options and futures to protect their investments or increase their income carry a risk that the prices of the options and futures do not correlate with the values of the securities in the fund's portfolio.

FOREIGN SECURITIES AND CURRENCY RISKS - ALL FUNDS

                    Underlying  funds in which the Funds  invest  may,  in turn, invest up to 100% of their assets, in the securities of foreign issuers. These issuers and the foreign securities markets in which their securities are traded may not be as highly regulated as domestic issues, there may be less information publicly available about them and foreign auditing requirements may not be the same as domestic requirements. There may be delays in some countries in settling securities transactions, in some cases up to six months. In addition, foreign currency exchange rates may adversely affect an underlying fund's value. Other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other governmental restrictions could adversely affect value. Under the Investment Company Act of 1940 (the "1940 Act"), a mutual fund may maintain its foreign securities in the custody of non-U.S. banks and securities depositories.

                    In connection with securities traded in a foreign currency, underlying funds may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date agreed upon by the parties. The price would be set at the time of entering into the contract. Concurrent with entry into a contract to acquire a foreign security for a specified amount of a foreign currency, the fund would purchase, with U.S. dollars, the required amount of foreign currency for delivery at the settlement date of the purchase. A similar forward currency transaction would be made in connection with the sale of foreign securities. The purpose of such a forward currency transaction is to fix a firm U.S. dollar price necessary to settle a foreign securities transaction, and thus to protect against adverse fluctuation of the exchange relationship between the U.S. dollar and the foreign currency needed to settle the particular transaction during the time interval between the purchase or sale date and settlement date. This time period is normally between three to fourteen days. Forward currency transactions are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract usually has no deposit requirements and no commissions are charged. While such contracts tend to limit the risk of adverse currency exchange rate fluctuations, they also limit the potential gain which might result from positive exchange rate fluctuations.

LEVERAGE

LEVERAGED GROWTH FUND

                    The Leveraged Growth Fund may borrow (use leverage) for investment purposes. In addition, the underlying funds in which all the Funds invest may use leverage. The use of leverage is a speculative technique, involving risks not assumed by funds which do not employ leverage. The cost of borrowed money may fluctuate with changing market rates of interest. The fund using leverage may have to pay commitment or other fees to maintain lines of credit or may be required to maintain minimum average loan or deposit balances. The costs of borrowing may partially or completely offset, or even be greater than, the return earned on the borrowed money. In addition, should leverage be employed during adverse market conditions the fund using leverage could be forced to sell portfolio securities to make interest or principal payments at a time when it would not normally consider it advantageous to do so. This could result in higher than normal portfolio turnover, which usually generates higher transaction costs and expenses. When employed, leveraging will tend to exaggerate the borrowing fund's net asset value per share fluctuation. Net asset value per share will increase more when a fund's portfolio assets increase in value and will decrease more when portfolio assets decrease in value than would be the case without leverage. This is because the increased investment asset base-which fluctuates-is accompanied by a fixed obligation in connection with the borrowed money.

                    The 1940 Act requires the fund using leverage to maintain continuous asset coverage (that is, total assets including loans, less liabilities exclusive of loans) of 300% of the amount borrowed. If market fluctuations or other reasons cause the required 300% asset coverage to decline, the leveraged fund may be forced to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage. The timing of such a forced sale may be disadvantageous from an investment perspective.

MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER

                    Merriman Investment Management Company (Mimco) has been investment manager of each Fund since Funds of the Trust were first offered to the public in 1988. Management of the Funds is Mimco's sole concern. Mimco's address is: 1200 Westlake Avenue North, Suite 700, Seattle, WA 98109. Its duties include on-going management of the Fund's investment portfolio and business affairs. In addition, the investment manager provides certain executive officers to the Trust and supplies office space and equipment not otherwise provided by the Funds. The investment manager's compensation during the last fiscal year, based on each Fund's average net assets, was 1.00% from the High Yield Bond Fund and 1.25% from each of the other Funds.

PORTFOLIO MANAGERS

                    Paul A. Merriman, the President and Chief Executive Officer of the Investment Manager, founded the Trust in 1987, and has been the principal officer responsible for the operation of the computerized technical defensive management disciplines ("models") employed by the Funds. He is also founder and President of Merriman Capital Management, Inc., an investment advisory firm affiliated with the Investment Manager from which the Funds will be obtaining defensive management recommendations.

                    Mr. William L. Notaro, Executive Vice President and Chief Operating Officer of the Investment Manager, has been primarily responsible for managing the Funds' investment portfolios and for the day-to-day management of the Funds' operations since the Trust was founded in 1987. Mr. Notaro is an investment adviser with extensive executive and operational experience in the securities field.

FINANCIAL HIGHLIGHTS
The financial highlights table for each Fund (on the following page) is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

High Yield BOND FUND *
For a share outstanding throughout each year
                                                                    YEARS ENDED SEPTEMBER 30,
                                                   2000         1999          1998         1997         1996
                                                   ----         ----          ----         ----         ----
Net asset value, beginning of year              $  9.96      $ 10.15       $ 10.74      $ 10.36      $ 10.23
                                                -------      -------       -------      -------      -------
Income from investment operations
  Net investment income                            0.43         0.46          0.63         0.60         0.63
  Net gains (losses) on securities
    (both realized and unrealized)                (0.17)       (0.19)        (0.32)        0.38         0.13
                                                  -----        -----         -----         ----         ----
Total from investment operations                   0.26         0.27          0.31         0.98         0.76
                                                   ----         ----          ----         ----         ----
Less Distributions
  From investment income                          (0.43)       (0.46)        (0.67)       (0.60)       (0.63)
  From capital gains                                  -            -         (0.23)           -            -
                                                  -----        -----         -----        -----        -----
      Total distributions                         (0.43)       (0.46)        (0.90)       (0.60)       (0.63)
                                                  -----        -----         -----        -----        -----
Net asset value, end of year                    $  9.79      $  9.96       $ 10.15      $ 10.74      $ 10.36
                                                =======      =======       =======      =======      =======
      Total Return                                 2.66%        2.71%         3.03%        9.64%        7.62%

Net assets, end of year ($000's)                $ 7,172      $ 7,976       $ 7,500      $ 9,220      $ 8,661
Ratio of expenses to average net assets            1.65%*       1.57%*        1.50%        1.46%        1.49%
Ratio of net investment income to average
  net assets                                       4.27%        4.52%         5.93%        5.54%        6.05%

Portfolio turnover rate                          774.04%      435.08%       206.12%      172.73%      139.77%


* The Flexible Bond Fund changed its name to The High Yield Bond Fund and changed its investment objective accordingly, effective January 1, 2000. The data shown above reflect the Fund's performance prior to this change, and should not be considered indicative of what the performance might have been if the Fund had operated as a high yield fund.



GROWTH & INCOME FUND
For a share outstanding throughout each year
                                                                    YEARS ENDED SEPTEMBER 30,
                                                   2000         1999          1998         1997         1996
                                                   ----         ----          ----         ----         ----
Net asset value, beginning of year              $ 10.34      $  9.87       $ 12.96      $ 11.65      $ 11.32
                                                -------      -------       -------      -------      -------
Income from investment operations
  Net investment income                            0.13         0.08          0.32         0.19         0.27
  Net gains (losses) on securities
    (both realized and unrealized)                 0.44         1.40         (0.17)        2.40         1.02
                                                   ----         ----         -----         ----         ----
      Total from investment operations             0.57         1.48          0.15         2.59         1.29
                                                   ----         ----          ----         ----         ----
Less Distributions
  From investment income                          (0.02)       (0.15)        (0.27)       (0.24)       (0.27)
  From capital gains                              (0.78)       (0.86)        (2.97)       (1.04)       (0.69)
                                                  -----        -----         -----        -----        -----
      Total distributions                         (0.80)       (1.01)        (3.24)       (1.28)       (0.96)
                                                  -----        -----         -----        -----        -----
Net asset value, end of year                    $ 10.11      $ 10.34       $  9.87      $ 12.96    $   11.65
                                                =======      =======       =======      =======    =========
Total Return                                       4.96%       13.61%         2.99%       24.11%       12.18%

Net assets, end of year ($000's)                $ 8,323      $ 8,762       $ 8,518      $ 9,514      $ 8,702
Ratio of expenses to average net assets            1.81%        1.79%         1.75%        1.71%        1.77%
Ratio of net investment income
  to average net assets                            1.23%        0.68%         2.61%        1.42%        2.33%

Portfolio turnover rate                          371.80%      276.73%       280.78%      105.11%      133.00%

*  Prior to reimbursement from advisor


CAPITAL APPRECIATION FUND
For a share outstanding throughout each year
                                                                    YEARS ENDED SEPTEMBER 30,
                                                   2000         1999          1998         1997         1996
                                                   ----         ----          ----         ----         ----
Net asset value, beginning of year              $  9.99     $   9.06       $ 12.02     $  10.93     $  11.69
Income from investment operations
  Net investment income                            0.26         0.15          0.19         0.06         0.19
  Net gains (losses) on securities
    (both realized and unrealized)                 0.89         1.19         (0.74)        2.13         0.37
                                                   ----         ----         -----         ----         ----
      Total from investment operations             1.15         1.34         (0.55)        2.19         0.56
                                                   ----         ----         -----         ----         ----
Less Distributions
  From investment income                          (0.13)       (0.06)        (0.20)       (0.06)       (0.22)
  From capital gains                              (0.99)       (0.35)        (2.21)       (1.04)       (1.10)
                                                  -----        -----         -----        -----        -----
      Total distributions                         (1.12)       (0.41)        (2.41)       (1.10)       (1.32)
                                                  -----        -----         -----        -----        -----
Net asset value, end of year                    $ 10.02      $  9.99       $  9.06     $  12.02     $  10.93
                                                =======      =======       =======     ========     ========
      Total Return                                10.73%       14.83%        (3.87)%      21.93%        5.69%

Net assets, end of year ($000's)                $12,095      $12,243       $12,644     $ 15,567     $ 16,665
  Ratio of expenses to average net assets          1.78%        1.81%         1.81%        1.79%        1.84%
  Ratio of net investment income
    to average net assets                          1.69%        1.47%         1.64%        0.58%        1.74%

Portfolio turnover rate                          469.11%      310.65%       446.18%      114.36%      254.77%



ASSET ALLOCATION FUND
For a share outstanding throughout each year
                                                                    YEARS ENDED SEPTEMBER 30,
                                                   2000         1999          1998         1997         1996
                                                   ----         ----          ----         ----         ----
Net asset value, beginning of year              $ 10.41      $  9.70       $ 11.88      $ 11.61      $ 11.21
                                                -------      -------       -------      -------      -------
Income from investment operations
  Net investment income                            0.30         0.28          0.40         0.26         0.30
 Net gains (losses) on securities
    (both realized and unrealized)                 0.33         0.84         (0.76)        1.27         0.50
                                                   ----         ----         -----         ----         ----
      Total from investment operations             0.63         1.12         (0.36)        1.53         0.80
                                                   ----         ----         -----         ----         ----
Less Distributions
  From investment income                          (0.26)       (0.08)        (0.48)       (0.33)       (0.16)
  From capital gains                              (0.50)       (0.33)        (1.34)       (0.93)       (0.24)
                                                  -----        -----         -----        -----        -----
    Total distributions                           (0.76)       (0.41)        (1.82)       (1.26)       (0.40)
                                                  -----        -----         -----        -----        -----
Net asset value, end of year                    $ 10.28      $ 10.41       $  9.70      $ 11.88      $ 11.61
                                                =======      =======       =======      =======      =======
Total Return                                       5.73%       11.69%        (2.57)%      14.43%        7.41%

Net assets, end of year ($000's)                $ 9,604      $10,641       $12,168      $16,543      $17,733
Ratio of expenses to average net assets            1.84%        1.84%         1.84%        1.78%        1.82%
Ratio of net investment income
  to average net assets                            2.75%        2.63%         3.63%        2.26%        2.53%

Portfolio turnover rate                          437.61%      327.72%       351.19%      161.57%      204.55%


LEVERAGED GROWTH FUND
For a share outstanding throughout each year
                                                                    YEARS ENDED SEPTEMBER 30,
                                                   2000         1999          1998         1997         1996
                                                   ----         ----          ----         ----         ----
Net asset value, beginning of year              $ 12.57      $ 10.66       $ 14.85      $ 12.30      $ 12.30
                                                -------      -------       -------      -------      -------
Income from investment operations
  Net investment income                            0.32        (0.06)         0.06        (0.20)       (0.08)
  Net gains (losses) on securities
    (both realized and unrealized)                 1.65         2.63         (1.18)        3.33         0.84
                                                   ----         ----         -----         ----         ----
      Total from investment operations             1.97         2.57         (1.12)        3.13         0.76
                                                   ----         ----         -----         ----         ----
Less Distributions
  From investment income                              -            -         (0.06)           -            -
  From capital gains                              (1.58)       (0.66)        (3.01)       (0.58)       (0.76)
                                                  -----        -----         -----        -----        -----
      Total distributions                         (1.58)       (0.66)        (3.07)       (0.58)       (0.76)
                                                  -----        -----         -----        -----        -----
Net asset value, end of year                    $ 12.96      $ 12.57       $ 10.66      $ 14.85      $ 12.30
                                                =======      =======       =======      =======      =======
      Total Return                                14.67%       24.33%        (6.71)%      26.66%        6.85%

  Net assets, end of year ($000's)              $20,704      $18,754       $15,488      $17,785      $15,694
  Ratio of expenses to average net assets (a)      1.88%        2.60%         3.13%        4.13%        3.70%
  Ratio of net investment income
    to average net assets                          2.26%       (0.46)%        0.46%       (1.52)%      (0.78)%

Portfolio turnover rate                          440.73%      307.56%       351.46%      130.36%      247.36%

               (a) Expenses include interest expense of 0.14%, 0.83%, 1.38%, 2.36% and 1.95% for 2000, 1999, 1998, 1997 and 1996,
                    respectively.



     INFORMATION RELATING TO OUTSTANDING DEBT DURING THE YEAR SHOWN BELOW.

                                                       Average             Average            Average
                                Amount of Debt      Amount of Debt    Number of Shares        Amount of
                                Outstanding at       Outstanding         Outstanding       Debt per Share
             Year Ended           End of Year      During the Year     During the Year    During the Year
        ---------------------- ------------------ ------------------- ------------------ -------------------
        September 30, 2000              -             $  196,311          1,585,622              $0.12

        September 30, 1999              -             $1,708,403          1,475,597              $1.16

        September 30, 1998              -             $2,521,205          1,403,276              $1.80

        September 30, 1997         $7,000,000         $4,295,452          1,250,115              $3.44

        September 30, 1996         $5,800,000         $2,981,434          1,156,941              $2.58

ADDITIONAL INFORMATION
The Merriman Investment Trust provides additional information, at no cost, about the High Yield Bond Fund, the Growth & Income Fund, the Capital Appreciation Fund, the Asset Allocation Fund and the Leveraged Growth Fund in its Annual and Semi-Annual Reports to Shareholders and its Statement of Additional Information
(SAI), both of which are incorporated by reference in their entirety into this Prospectus.

CONTACT THE MERRIMAN FUNDS

                    Call us toll-free 1-800-423-4893 if you want to receive the SAI and the Funds' annual and semi-annual reports. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided electronically and you may leave messages for our service personnel to be addressed the next business day. You may also write to us: The Merriman Funds, 1200 Westlake Avenue, North, Suite 700, Seattle, WA 98109. Web Site: www.merrimanfunds.com. E-mail: info@merrimanfunds.com.

CONTACT THE S.E.C.

                    Contact the Securities and Exchange Commission. Information about The Merriman Investment Trust, including the SAI can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about The Merriman Investment Trust and the Funds are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee: by electronic request at the following E-mail address, publicinfo@sec.gov, or; by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


                    Investment Company Act File No. 811-5487

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                              ASSET ALLOCATION FUND
                                       and
                            CAPITAL APPRECIATION FUND

                                each a series of

                            Merriman Investment Trust
                           1200 Westlake Avenue, North
                                    Suite 700
                                Seattle, WA 98109
                                 (800) 423-4893

                        BY AND IN EXCHANGE FOR SHARES OF

                              GROWTH & INCOME FUND
                                       and
                              LEVERAGED GROWTH FUND

                                each a series of

                            Merriman Investment Trust
                           1200 Westlake Avenue, North
                                    Suite 700
                                Seattle, WA 98109
                                 (800) 423-4893



         This Statement of Additional Information, dated July 19, 2001, relating specifically to the proposed transfer of the assets and liabilities of Asset Allocation Fund and Capital Appreciation Fund (together, the "Selling Fund"), to Growth & Income Fund and Leveraged Growth Fund (together, the "Acquiring Fund"), in exchange for shares of beneficial interest, $.01 (one cent) par value per share, of the corresponding Acquiring Funds to be issued to shareholders of a Selling Fund, consists of this cover page and the information set forth below, each of which is attached hereto and incorporated by reference herein:


(1) The Statement of Additional Information for the Merriman Investment Trust (the "Trust") dated February 28, 2001 (File Nos. 033-20420 and 811-05487)
     (Accession No. 0000830274-01-000002);

(2) Annual Report of the Trust for the fiscal year ended September 30, 2000 (File No. 811-05487) (Accession No. 0000830274-00-000009);

(3) Semi-Annual Report of the Trust for the six-month period ended March 31, 2001 (File No. 811-05487) (Accession No. 0000830274-01-500005); and


(4) Pro-Forma Combining Financial Statements for March 31, 2001, and for the fiscal year ending September 30, 2000 (unaudited).



         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of the Acquiring Funds dated July 19, 2001. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

                                  ATTACHMENT 1

The Statement of Additional Information for the Merriman Investment Trust (the "Trust") dated February 28, 2001 (File Nos. 033-20420 and 811-05487) (Accession No. 0000830274-01-000002)



                    STATEMENT  HIGH YIELD BOND FUND
    OF ADDITIONAL INFORMATION
            February 28, 2001  GROWTH & INCOME FUND

                               CAPITAL APPRECIATION FUND

                               ASSET ALLOCATION FUND

                               LEVERAGED GROWTH FUND











                    This Statement of Additional Information is not a prospectus. A copy of the Funds' prospectus, dated February 28, 2001, is available without charge upon written or telephone request to The Merriman Investment Trust, as shown below:

                    Mail:    The Merriman Investment Trust
                             1200 Westlake Avenue, North, Suite 700
                             Seattle, WA 98108

                    Phone:   1-800-423-4893 or 1-206-285-8877

                    Email:   info@merrimanfunds.com

                    The SAI should be read in conjunction with the prospectus for an understanding of the Funds. The Annual Report of the Merriman Investment Trust is incorporated by reference into the SAI, and is also available free of charge by calling or writing.




                    TABLE OF CONTENTS


                    INTRODUCTION ..............................................1
                    INVESTMENT OBJECTIVES AND POLICIES ........................1
                      Defensive Management ....................................1
                      Broad Diversification....................................2
                      Types of Investments.....................................3
                      Other Strategies and Techniques..........................4
                      Hedging Strategies, Options and Futures Contracts .......8
                      Other Transactions .....................................12
                    INVESTMENT RESTRICTIONS ..................................12
                    SPECIAL SHAREHOLDER SERVICES .............................14
                      Regular Account ........................................14
                      Systematic Withdrawal Plan .............................15
                      Retirement Plans .......................................15
                      Exchange Privilege .....................................17
                      Redemptions in Kind ....................................17
                      Transfer of Registration ...............................17
                    PURCHASE OF SHARES .......................................18
                    REDEMPTION OF SHARES .....................................18
                    NET ASSET VALUE DETERMINATION ............................18
                    TRUSTEES AND OFFICERS ....................................19
                    5% SHAREHOLDERS ..........................................20
                    INVESTMENT MANAGER .......................................20
                    MANAGEMENT AND OTHER SERVICES ............................21
                    BROKERAGE ................................................22
                    ADDITIONAL TAX INFORMATION ...............................22
                    CAPITAL SHARES AND VOTING ................................23
                    FINANCIAL STATEMENTS AND REPORTS..........................24
                    PERFORMANCE...............................................24
                    APPENDIX .................................................26

                                  INTRODUCTION

This Statement of Additional Information is designed to be read in conjunction with the Prospectus for a complete understanding of the business of the Trust and its Funds. Definitions used in the Prospectus have the same meaning in this SAI.

Merriman Investment Trust (the "Trust"), a Massachusetts business trust organized in 1987, is an open-end, management investment company. The Trust is designed to provide an opportunity for investors to pool their money to achieve economies of scale and professional management. The Trust currently issues shares of five diversified portfolios ("Funds"), and the Board of Trustees may establish additional portfolios at any time. The Funds are the Merriman High Yield Bond Fund (the "High Yield Bond Fund"), the Merriman Growth & Income Fund (the "Growth & Income Fund"), the Merriman Capital Appreciation Fund (the
"Capital Appreciation Fund"), the Merriman Asset Allocation Fund (the "Asset Allocation Fund") and the Merriman Leveraged Growth Fund (the "Leveraged Growth Fund"). The Funds' principal strategies, including their election to invest their assets primarily in the shares of other mutual funds are described in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

As discussed in the Prospectus with respect to each of the Funds, we employ two key strategies in seeking to accomplish the Funds' investment objectives:
Defensive Management, sometimes called market timing, and Broad Diversification, which we attempt to accomplish by investing in other, unaffiliated mutual funds. The investment objectives and key strategies of each Fund, as described in the prospectus and in further detail herein, may be changed by the Board of Trustees without approval of shareholders, unless otherwise noted. Shareholders would be given at least 60 days written notice prior to implementation, however, should any material change be adopted.


DEFENSIVE
MANAGEMENT
As discussed in the Prospectus, the Investment Manager intends to utilize, primarily, the Merriman Bond Switch Models (the "Bond Models") to assist in the control of fixed income portfolio transactions, the Merriman Equity Switch Models ("Equity Models"), the Merriman International Fund Switch Models (the "International Models") and the Merriman Precious Metals Switch Model (the
"Precious Metals Model") to assist in the control of equity portfolio transactions. The Models are proprietary products of Merriman Capital Management, Inc. ("MCMI"), General Partner of the Investment Manager and controlled by Paul A. Merriman, President and Trustee of the Trust. Use of the Models by the Investment Manager is in accordance with license agreements renewable by the Investment Manager for terms ending in the year 2018. The Bond, Equity and Precious Metals Models have been utilized by MCMI since August, 1983, and the International Model since January, 1988, to manage investments for MCMI's clients. Prior to their use, they were "back-tested" with over ten years of historical data in order to establish their economic viability.

Although the Investment Manager plans to rely on the Models as its primary defensive management tool for the Funds, the Funds have not adopted policies requiring such use and the Investment Manager may utilize other models or strategies with or in place of the Models. Under the license agreements, MCMI is granted similar flexibility. The Investment Manager believes that, by using such strategies, superior returns are possible over the long-term by protecting Fund assets from the risk of declining markets. No assurance can be provided, however, that either the Models or the Investment Manager will be correct in their expectations of market trends.

DEFENSIVE
MANAGEMENT RISKS
We try to minimize market risk through the defensive management strategies described in the prospectus. Our defensive strategies involve the use of analytical tools and techniques which seek to anticipate changes in market trends which impact the securities markets in which the Funds' invest. Based upon our expectation of such trend changes, we restructure the Funds' investment portfolios to maximize potential returns or avoid losses. We can not assure you

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that we will be consistently  accurate in our  expectations or in our subsequent portfolio restructuring. If we are wrong in our expectations, opportunities for gains or income may be lost or you could lose money.

BROAD
DIVERSIFICATION
As described in the Prospectus, the Funds invest primarily in the shares of other investment companies (commonly called "mutual funds"). The mutual funds in which the Funds invest will be registered in the United States and will be managed by a number of investment advisors. We believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals over a diverse spectrum of investment portfolios. The mutual funds in which the Funds invest may have differing investment objectives, they may invest in bonds, equities, tax-exempt securities and a variety of other investments. They may seek speculative or conservative investments or any mixture of these objectives and strategies. The Funds' Investment Manager is responsible for evaluating, selecting and monitoring each mutual fund in which the Funds invest.

The mutual funds in which the Funds invest may engage in some or all of the investment techniques and may invest in some or all of the types of securities in which the Funds engage or invest. In addition, underlying funds may have less stringent limitations on investment activities than the Funds. This could conceivably result in the Funds having a greater exposure to certain risks than intended. The Funds believe that this risk exposure is effectively reduced by investing in a diversified portfolio of mutual funds.

The Funds will invest in underlying funds only if such funds will not invest in oil, gas or other mineral leases, or in real estate or real estate limited partnership interests.

BROAD
DIVERSIFICATION RISKS
The Funds may own shares of mutual funds which invest up to 100% of their assets in equity securities (including securities convertible into common stock) or in long or short-term fixed income securities (debt securities issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities, corporate bonds, preferred stock, convertible preferred stock, convertible debentures and money market instruments, including money market mutual funds). Such securities may be domestic or foreign and of varying quality. The underlying funds may concentrate their investments in one industry and invest up to 15% of their total assets in illiquid securities. They may lend their portfolio securities, sell securities short, borrow money, write or purchase put or call options on securities or stock indices, or enter into futures contracts and options on futures contracts. Simply put, they may engage in a myriad of strategies and approaches to the investment markets.

HIGHER COSTS. Although the Funds will invest in a number of mutual funds, this practice will not eliminate all risks. By investing in underlying funds, investors indirectly pay higher operating costs than if they invested directly in the underlying funds. To offset higher costs, we attempt to identify and invest in underlying funds which have demonstrated superior management skills, better performance and lower operational costs than most. We monitor over 3,000 mutual funds in our investment screening process. These funds have expense ratios ranging from 0.02% to 9.47%, with an average of 1.60%. While we remain flexible with respect to the expense ratios of underlying funds, we seek to maintain a portfolio average ranging from 0.80% to 1.50%.

LACK OF CONTROL OVER UNDERLYING FUNDS. We have no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. For example, it is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the management of another underlying fund is selling the same security. This would result in an indirect expense to the Fund without corresponding economic or investment benefit. The use of defensive management strategies as related to a portfolio of mutual funds poses certain correlation problems. For example, we may invest in an underlying fund in anticipation of rising market prices while, at the same time, the underlying fund may be investing defensively. In such event, the Fund would lose the expected benefit of its ownership of the underlying fund either for as long as it retained its investment or until the management of the underlying fund repositioned its portfolio. Through their investment in mutual funds, the Funds may indirectly concentrate their assets in one industry. Such indirect

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

concentration  of a Fund's  assets may subject the shares of the Fund to greater
fluctuation   in  value  than  would  be  the  case  in  the   absence  of  such
concentration.

REGULATORY CONSIDERATIONS. A Fund, together with its affiliates (including the other Funds and the privately managed accounts of the Investment Manager and its affiliates), may not invest in an underlying fund if, as a result, the Fund and its affiliates together own more than 3% of the total assets of the underlying fund. We will monitor the holdings of each Fund and of any such privately managed accounts in order to comply with the limitations. An underlying fund may, under the 1940 Act, elect not to redeem shares in excess of 1% of such underlying fund's outstanding shares during any period of less than 30 days. Therefore, should a Fund hold greater than 1% of an underlying fund's shares, the holdings in excess of 1% would be considered illiquid securities and, together with other such securities, would be subject to fundamental Fund policies limiting such holdings to 10% of that Fund's total assets. Because of these limitations, a Fund may not be able to purchase the shares of certain mutual funds we believe to be most desirable, but may have to seek alternate investments. An underlying fund may, under certain conditions, elect to effect redemptions we order by making payment partially or wholly in securities from its investment portfolio in lieu of cash payment ("in kind redemptions"). In such case, a Fund may retain the securities so received if we believe that it is advisable, whether or not the purchase of such securities would be permitted by the investment objectives and policies of the Fund. The Fund would, of course, incur brokerage and transaction costs in disposing of the securities so received.


TYPES OF
INVESTMENTS

HIGH YIELD
BOND FUND
The underlying funds included in the Fund's portfolio may invest in all types of debt securities, including bonds, notes, mortgage-backed securities, government and government agency obligations, zero coupon securities, convertible securities, repurchase agreements and preferred stocks. Generally, we seek to have the majority of the Fund's assets invested in mutual funds which invest in non-investment grade corporate bonds (those rated BB or below by Standard & Poor's Corporation ("S&P") or Ba or below by Moody's Investors Service, Inc. ("Moody's")). But we are flexible as to the mix of portfolio securities with respect to issuer, type, maturity, and quality. We invest in those segments of the fixed-income market which, in our opinion, afford the greatest opportunities to achieve the Fund's objectives. From time to time we may emphasize long, intermediate or short maturities, higher or lower yields or quality grades. To the extent information is available to us relating to the portfolio composition of the funds in which we invest, we will limit investments in the securities of foreign issuers to no more than 35% of total assets. Under normal conditions, the Fund will have at least 65% of its assets invested in funds which invest primarily in non-investment grade fixed income securities.

GROWTH &
INCOME FUND
The underlying funds included in the Fund's portfolio will generally have investment objectives of growth, growth & income and/or income. They may invest in common stocks, bonds and securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities, securities traded on securities exchanges or over-the-counter, and higher quality or lower quality securities. We will include funds in the Fund's portfolio which, in our opinion, offer the best available prospects-when taken as a whole for long-term growth of capital and income.

CAPITAL
APPRECIATION FUND
Underlying funds included in the Fund's portfolio will generally have a growth or aggressive growth oriented objective. They may invest in common stocks or securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities traded on securities exchanges or over-the-counter. We may also invest in funds having other than growth or aggressive growth objectives if, in our opinion, the investment would enhance the ability of the Fund to achieve its objective of capital appreciation. As one example, "interest rate sensitive" securities (or mutual funds investing therein) may offer greater opportunities for capital appreciation during periods of declining interest rates than many growth

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

oriented stocks. An investment is "interest rate sensitive" if its market value is affected by changes in market interest rates. Current income, while it may result from some of the investment strategies we use, will not be considered as a significant factor in the selection of securities for investment. Under normal conditions, the Fund will have at least 65% of its assets invested in mutual funds which invest primarily for growth or capital appreciation.

ASSET
ALLOCATION FUND
We allocate the Fund's assets among five market segments: domestic and international equities, domestic and international fixed income, and precious metals (the precious metals segment includes the securities of companies principally engaged in mining, processing or distributing precious metals and other precious metals). We are flexible with respect to the percentage allocation to each market segment, but can generally be expected to have the majority of Fund assets allocated to the equities and fixed income market segments. By allocating Fund investments in this manner, the Fund will not be exposed to the same degree of market risk as a fund which, for example, invests in only one of the foregoing market segments. Assets allocated to a particular market segment will be invested in the shares of one or more mutual funds which invest primarily in such segment. We believe that such diversification will reduce risks to the Fund and its shareholders. Defensive management strategies will be applied separately as to each segment of the Fund's portfolio.

LEVERAGED
GROWTH FUND
Except for its use of leverage, or borrowing, as described below, the investment policies of the Leveraged Growth Fund are the same as those of the Capital Appreciation Fund, described above.

The Fund may borrow money for investment purposes as we deem appropriate. Such borrowing, commonly known as leverage, exaggerates the effect upon net asset value of increases and decreases in the market value of the Fund's portfolio. Accordingly, we will use leverage, in conjunction with our defensive management strategy, only when we believe a rising trend in the stock market, accompanied by little risk of decline, is strongly indicated. We may pledge the Fund's portfolio securities to secure such loans and lenders will have recourse only against the Leveraged Growth Fund. The Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including loans, less liabilities exclusive of loans) of 300% of the amount borrowed. Simply stated, we may borrow up to $1 for each $2 of net assets.


OTHER STRATEGIES
AND TECHNIQUES

FIXED INCOME
INVESTMENTS

HIGH YIELD BOND, GROWTH & INCOME
AND ASSET ALLOCATION FUNDS

U.S. GOVERNMENT SECURITIES. Underlying funds may invest in U.S. Government Securities which include, for our purposes, the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as: U.S. Treasury bills (mature in one year or less when issued), U.S. Treasury notes (mature in one to seven years when issued), and U.S. Treasury bonds (mature in more than seven years when issued), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage
Association ("GNMA"), the Farmers Home Administration ("FmHA") and the Export-Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements. Obligations of GNMA, FNMA and FHLMC may include direct pass-through

"Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. To the extent we can ascertain the portfolio composition of underlying funds, we limit each Fund's investment in such Certificates to 5% of the Fund's total assets.

CORPORATE DEBT SECURITIES. Underlying funds may invest in corporate debt securities, which include investment grade and non-investment grade debt securities. Investment grade securities are those rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investor's Services ("Moody's") (Aaa, Aa, A and Baa). Non-investment grade debt securities (so called "junk bonds") are securities which are rated BB or below by S&P or Ba or below by Moody's. To the extent we can ascertain the portfolio composition of underlying funds, we limit the Asset Allocation and Growth & Income Funds' investments in non-investment grade bonds to 10% and 5%, respectively, of the Fund's total assets. The Appendix contains a more detailed description of Moody's and S&P's ratings.

LENDING PORTFOLIO
SECURITIES
In order to earn additional income on its portfolio securities, each Fund and the underlying funds in which the Funds invest may lend up to 33% of the value of its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral, consisting of cash or U.S. Government Securities, or any combination thereof, equal to not less than 100% of the market value, determined daily, of the securities loaned. Although the limitation on the amount of securities any Fund may lend is a fundamental policy, the particular practices followed in connection with such loans are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders. While each Fund reserves the right to lend its portfolio securities, it has not done so in the past and has no present intention of doing so in the future.

DELAYED DELIVERY
AND WHEN-ISSUED SECURITIES
Underlying funds and the High Yield Bond, Growth & Income and Asset Allocation Funds may purchase or sell U.S. Government Securities on a delayed delivery basis or may purchase such securities on a when-issued basis. Such transactions arise when a fund commits to sell or purchase securities with payment and delivery taking place in the future. The purpose, if done by the Funds, is to attempt to secure a more advantageous price and/or yield to the fund at the time of entering into the transaction than could be obtained on a similar transaction providing for normal settlement. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the delayed delivery and when-issued transaction was entered into. When a fund engages in delayed delivery and when-issued transactions, the fund relies on the seller or buyer, as the case may be, to consummate the transaction, and failure to consummate the transaction may result in the fund missing the price or yield considered to be advantageous. Normally, such transactions may be expected to settle within three months from the date the transactions are entered into. However, no payment or delivery would be made by a Fund until it receives delivery or payment from the other party to the transaction. The Fund will deposit and maintain, in a segregated account with the Custodian, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. There is no Fund policy limiting delayed delivery and when-issued transactions. While the High Yield Bond, Growth & Income and Asset Allocation Funds reserve the right to purchase Delayed Delivery and When-Issued securities, they have not done so in the past and have no present intention of doing so in the current fiscal year.

ZERO COUPON
BONDS
The High Yield Bond Fund and Growth & Income Fund may each invest up to 10%, and underlying funds may invest up to 100%, of their respective total assets in zero coupon U.S. Government Securities and domestic corporate bonds ("Zeros"). Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder of a Zero receives only the right to receive the face value upon maturity. The advantage of a Zero is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. A bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. Zero's are subject to greater price volatility than current-interest bonds during periods of changing interest rates, more so with longer maturities. A disadvantage of a fund's investment in Zeros is that the fund is obligated to recognize as interest income, on a current basis, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Investment Manager will therefore invest in Zeros only when it believes that the overall benefit to shareholders will offset this disadvantage.

HIGH YIELD
BONDS
The High Yield Bond Fund, Growth & Income and Asset Allocation Funds may, directly or through investment in underlying funds, invest in High Yield Bonds, or so-called "junk bonds." To the extent information about underlying funds is available to us, the Growth & Income and Asset Allocation Funds attempt to limit investment in high yield bonds to 10% of their respective total assets. The underlying funds in which the Funds invest may invest up to 100% of their assets in High Yield Bonds. You should familiarize yourself with the risks of investing in High Yield Bonds. (See also the Prospectus, "Fixed Income Investments.") You should be aware that the widespread expansion of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for High Yield Bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, leading to an increased risk of default. If the issuer of a bond defaulted, the holder may incur additional expenses to seek recovery. Periods of economic uncertainty and change can be expected to result in increased volatility of market prices of High Yield Bonds and, consequently, to the extent held by a Fund or underlying funds, the value of the Fund. High Yield Bonds structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically.

High Yield Bonds may contain redemption or call provisions. If an issuer exercises these in a declining interest rate market, a fund holding such bonds would have to replace the security with a lower yielding security, resulting in a decreased return for the shareholders. Conversely, a High Yield Bond's value will decrease in a rising interest rate market, as will the net asset value of any fund holding them. If a fund experiences unexpected net redemptions, it may be forced to sell its High Yield Bonds at a time when it would not otherwise sell them based upon their investment merits, thereby decreasing the total return expected from the investment. High Yield Bonds may be subject to market value fluctuation based upon adverse publicity and investor perceptions (whether or not based on fundamental analysis), exposing you to a increased risk of decreased values and liquidity, especially in a thinly traded market.

There are a number of risks associated with reliance upon the credit ratings of Moody's and S&P when investing in fixed income investments. Credit ratings evaluate the safety of principal and interest payments but not the market value of High Yield Bonds. Rating agencies may fail to timely change the credit ratings to reflect subsequent events. Before investing is high yield debt securities directly, the Investment Manager would perform its own evaluation of fundamental and other factors establishing and would continuously monitor the issuers of such bonds actually held in the Funds' portfolio. See the Appendix, "Description of Bond Ratings".

While the High Yield Bond, Growth & Income and Asset Allocation Funds reserve the right to invest directly in high-yield bonds, they have not done so in the past and have no present intention of doing so in the current fiscal year.

CONCENTRATION
An underlying mutual fund may concentrate its investments in a single industry (but the Funds limit investment in any one underlying fund to no more than 25% of the total assets of each Fund). The value of shares of such an underlying fund may be subject to greater market fluctuation because investment alternatives within a single industry are more limited than for the market as a whole.

BORROWING
The Leveraged Growth Fund borrows for investment purposes as described in the Prospectus. The High Yield Bond, Growth & Income, Capital Appreciation and Asset Allocation Funds may each borrow up to 5% of its total assets for extraordinary purposes and up to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of the Fund's securities. Underlying funds in which the Funds invest may borrow up to 33.3% of total assets for the purpose of increasing portfolio holdings. Because of such leveraging, the effects of market price fluctuations on the portfolio net asset value of the Leverage Growth Fund and underlying funds will be exaggerated. Interest and other transaction costs would be incurred in connection with borrowing.

ILLIQUID AND
RESTRICTED SECURITIES
The Funds may invest not more than 10%, and underlying funds not more than 15% (money market funds are limited to 10%) of their respective net assets in illiquid securities (repurchase agreements maturing in over seven days, certain over-the-counter options and other securities for which there is no readily available market, ) and restricted securities (securities which would be legally restricted from resale). If a fund holding such securities decides to sell them, a considerable period of time could elapse until it is able to sell them. During that period, the market value of such securities (and therefore the market value of the particular fund) could decline.

FOREIGN ISSUERS
AND CURRENCIES
Each Fund reserves the right to make direct investments in foreign securities (up to 5% of its respective total assets). During the past year the Funds have not made such investments, and each Fund has no present intention of doing so within the current fiscal year. However, an underlying fund may invest up to 100% of its assets, in the securities of foreign issuers. These issuers and the foreign securities markets in which their securities are traded may not be as highly regulated as domestic issues, there may be less information publicly available about them and foreign auditing requirements may not be the same as domestic requirements. There may be delays in some countries in settling securities transactions, in some cases up to six months. In addition, foreign currency exchange rates may adversely affect an underlying fund's value. Other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other governmental restrictions could adversely affect value. Under the 1940 Act, a mutual fund may maintain its foreign securities in custody of non-U.S. banks and securities depositories.

In connection with securities traded in a foreign currency, a fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date agreed upon by the parties. The price would be set at the time of entering into the contract. Concurrent with entry into a contract to acquire a foreign security for a specified amount of a foreign currency, the fund would purchase, with U.S. dollars, the required amount of foreign currency for delivery at the settlement date of the purchase. A similar forward currency transaction would be made in connection with the sale of foreign securities. The purpose of such a forward currency transaction is to fix a firm U.S. dollar price necessary to settle a foreign securities transaction, and thus to protect against adverse fluctuation of the exchange relationship between the U.S. dollar and the foreign currency needed to settle the particular transaction during the time interval between the purchase or sale date and settlement date. This time period is normally between three to fourteen days. Forward currency transactions are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract usually has no deposit requirements and no commissions are charged. While such contracts tend to limit the risk of adverse currency exchange rate fluctuations, they also limit the potential gain which might result from positive exchange rate fluctuations.

REPURCHASE
AGREEMENTS
Each Fund and the underlying funds may purchase debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The resale price reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Under guidelines issued by the Trustees, the Investment Manager will carefully consider the credit worthiness of any vendor of repurchase agreements prior to entering into a repurchase agreement and will monitor such vendor's credit worthiness during the term of the repurchase agreement. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940, as amended (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be marked to market daily and monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository. While the Funds limit their direct repurchase agreement transactions to U.S. Government Securities, underlying funds may not have such limitations. Lower quality securities underlying a repurchase agreement transaction would involve potentially greater risk.

SHORT
SELLING
An underlying fund may engage in short selling (the sale of a security it does not own). In order to make delivery, it borrows the needed securities from a broker and replaces them at a later time by purchasing them in the open market. The price paid may be more or less than the price received when the securities were sold short. The broker retains the proceeds from the short sale to the extent necessary to meet margin requirements, until the securities are replaced. So long as the short sale is outstanding, any interest and dividends generated by the borrowed security must be paid to the lender and there may be other brokerage charges associated with the transaction. In addition, the fund must deposit and maintain on a daily basis, in a segregated account, an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). Up to 80% of a fund's net assets may be so deposited as collateral for the obligation to replace securities borrowed in connection with short sales. If the price of a security sold short decreases between the time of the short sale and replacement of the borrowed security, the fund would incur a loss. Conversely, the fund will realize a gain if the price of a security sold short increases between the time of the short sale and replacement of the borrowed security. A short sale "against the box" occurs when a fund sells short a security the fund owns long, or if the fund owns securities convertible into, or exchangeable without further consideration for, the identical securities as those sold short. Short "against the box" transactions are generally used to defer realizing gains or losses on securities for federal income tax purposes. Short sales may be made only in those securities which are fully listed on a national securities exchange. This provision does not include the sale of securities if the fund contemporaneously owns or has the right to acquire securities equivalent in kind and amount to those sold (i.e., short sales "against the box").

WARRANTS
The Funds do not invest directly in warrants. An underlying fund, however, may invest in warrants, which are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. The Funds will invest in underlying funds only if such funds limit their investments in warrants to 5%, valued at the lower of cost or market, of the value of such funds' net assets; included within that amount, up to 2% of such funds' net assets may be warrants which are not listed on the New York or American Stock Exchanges.

HEDGING STRATEGIES-
OPTIONS AND FUTURES CONTRACTS
The Investment Manager may employ, but has not employed and has no present intention to employ during the current fiscal year, the investment strategy of hedging. The underlying funds in which the Funds invest may hedge their portfolios. Hedging strategies involve the purchase and sale of hedging instruments (options, futures contracts, options on futures contracts and combinations thereof) in an attempt to protect an investment portfolio from anticipated adverse market action. Hedging and the hedging instruments described below are used to generate gains (on the hedging instruments) which offset losses on other portfolio securities. Should the Funds elect to engage in hedging strategies in the future, shareholders would be given 60 days notice and the prospectus would be amended. In addition the Funds would be subject to certain fundamental limitations in the use of hedging as described in the Investment Restrictions, page 11.

The use of puts, calls and futures contracts entails risks, including the possibility that a liquid secondary market may not exist at the time when a fund may desire to close out an option position. Trading in options and futures contracts might be halted at times when the securities markets are allowed to remain open. If a closing transaction cannot be effected because of the lack of a secondary market, the fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. Skills needed to trade options, futures contracts and options thereon are different than those needed to select equity or fixed income securities.

An additional risk is that price movements in a fund's portfolio will not correlate perfectly with the price changes in stock indices, futures contracts and options thereon, and the prices on Government Futures Contracts and options thereon may not move inversely with interest rates. At best, the correlation between changes in prices of (a) stock indices, futures contracts and options thereon ("hedging instruments") and (b) the portfolio securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for the hedging instruments and for related securities, including technical influences in the trading of hedging instruments and differences between the financial instruments or stocks being hedged and the instruments underlying the standard futures contracts available for trading. Such differences could be, in the case of hedging instruments on U.S. Government Securities, interest rate levels, maturities and credit-worthiness of issuers and, in the case of stock indices and hedging instruments on stock indices, quality, intrinsic value and volatility. The hours of trading of futures contracts may not conform to the hours during which the funds may trade such securities. To the extent that the futures markets close before or after the U.S. Government Securities, bond or stock markets, significant price and rate movements can take place in the intervening time period that cannot be reflected in the market(s) first to close. Also, additional futures trading sessions may result in significant price movements, exercises of positions and margin calls at a time when the U.S. Government Securities and/or stock markets are not open. Consequently, if a fund has entered into options on stock indices, futures contracts and/or options thereon to hedge portfolio securities positions there is a risk that the securities hedged may loose more value than is offset by the hedge instruments, resulting in a loss to the fund.

OPTIONS
TRANSACTIONS
An option is a legal contract giving the purchaser the right to buy (in the case of a call) or sell (in the case of a put) a specified amount of a specified security at the specified price at any time before the option expires. In return for a premium paid to a writer ("seller") of a call the purchaser obtains the right to purchase the underlying security. The buyer of a put obtains in return for a premium, the right to sell a specified security to a writer of the put. Listed options are traded on national securities exchanges that maintain a continuous market enabling holders or writers to close out their positions by offsetting sales and purchases. The premium paid to an option writer is a non-refundable payment for the rights conveyed by the option. A put or call that is not sold or exercised prior to its expiration becomes worthless. In addition, there is no assurance that a liquid market will exist on a given exchange in order for an option position to be closed out, and, if trading is halted in an underlying security, the trading of options on that security is usually halted as well. In the event that an option cannot be traded, the only alternatives to the holder of the option are to exercise it or allow it to expire.

PURCHASING OPTIONS. The potential loss to a fund in purchasing put and call options is limited to the total of premiums, commissions and transaction costs paid for the option plus, in the case of a put option, the initial difference, if any, between the strike price of the put and the market value of the portfolio security. Underlying funds may purchase put options in an attempt to protect the value of portfolio securities when there is a risk of a substantial decline in value. Because holding a put grants a fund the right to sell the underlying security to the writer of the put at the strike price for a specific period of time, a fund is protected should the value of the security decline below the strike price during the term of the put. Puts and calls may also be purchased by a fund to cover puts and calls it has written.

WRITING OPTIONS. When a fund writes a covered call option, it receives a premium payment and the purchaser obtains the right to buy the underlying securities from the fund at a specified strike price for a specified period of time. Thus the fund gives up the opportunity for gains on the underlying security (above the strike price) and retains the risk of loss so long as the option remains open. If the price should rise, the fund would likely be required to sell the securities to the holder of the call at a price less than the current market price. A fund would normally write a call option when the price of the securities underlying the call are expected to decline or remain stable. When the fund writes a covered put option, it gains a premium payment but, so long as the option remains open, assumes an obligation to purchase the underlying security at the strike price from the purchaser of the put, even though the current price of the security may fall below the strike price. A fund would normally write a put option when the price of the securities underlying the put are expected to rise or remain stable. If the price were to decline, the fund might be required to purchase the underlying securities from the holder of the put at a price greater than the current market price. So long as the option writer's obligation remains open, the writer may be assigned an exercise notice through the Options Clearing Corporation. The writer would, in such case, be required to deliver, in the case of a call, or take delivery, in the case of a put, the underlying security against payment of the exercise price. Upon expiration of the option, the obligation terminates. A fund may purchase options in closing transactions to terminate its obligations under options it has written. A closing transaction is the purchase of an option covering the same underlying security having the same strike price and expiration date (assuming availability of a secondary market) as the option the fund seeks to "close out." Once an option is exercised, the writer may not enter into a closing transaction. If the cost of a closing transaction, plus transaction costs, is greater than the premium received by the fund upon writing the original option, the fund will incur a loss in the transaction.

OPTIONS ON TREASURY BONDS AND NOTES. Interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues. The Exchanges, however, will not indefinitely continue to introduce new options series with expirations to replace expiring options on particular issues, but will likely limit new issues to a limited number of new expirations while allowing old expirations introduced at the commencement of options trading to run their course. Thus, options trading on each new series of Bonds or Notes will be phased out and there will no longer be a full range of expiration dates available for every series on which options are traded.

OPTIONS ON TREASURY BILLS. Writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the exact underlying security, because the deliverable Treasury Bill changes from week to week.

OPTIONS - SECONDARY MARKET. If a fund, as a covered call option writer, is unable to effect a closing transaction because a liquid secondary market is not available at the time the fund desires to effect such a transaction, the fund will not be able to sell the security underlying the call option until the option expires or the fund delivers the underlying security upon exercise. There are several reasons that a liquid secondary market may not exist at any given time. They include: insufficient trading interest in certain options; restrictions on certain transactions imposed by an Exchange; trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; interruption of the normal operations on an Exchange; inadequate facilities of an Exchange or the OCC to handle trading volume; or a decision by one or more Exchanges to discontinue the trading of options (or a particular series or class of options), in which event the secondary market on that Exchange would cease to exist, although outstanding options on that Exchange that had been issued by OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND
OPTIONS ON FUTURES CONTRACTS
A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire securities at a specified price on a specified date. Underlying funds may purchase and sell futures contracts for the purpose of hedging portfolio securities against the adverse effects of stock market and/or interest rate movements.

GOVERNMENT FUTURES CONTRACTS. Bond values generally vary inversely with interest rates, e.g.; as interest rates go up, bond prices decline. A fund might sell a Government Futures Contract as a hedge against an anticipated increase in interest rates, and might purchase a futures contract as a temporary substitute for the actual purchase of portfolio securities it intends to buy. When a fund purchases a Government Futures Contract, it agrees to take delivery of a specific type of debt security at a specific future date for a specific price. When it sells a Government Futures Contract, it agrees to make delivery of a specific type of debt security at a specific future date for a specific price. Either obligation may be satisfied or "closed out" by actually taking or making delivery as agreed, or by entering into an offsetting Government Futures Contract. At the date hereof, Government Futures Contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA

Certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

STOCK INDEX FUTURES CONTRACTS. An underlying fund might sell a futures contract to hedge an anticipated decline in stock market prices, in lieu of, or to supplement hedging individual securities in the fund's portfolio. Conversely, a fund might purchase a futures contract in anticipation of a rise in stock market prices. Stock Index Futures Contracts obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Futures Contracts can be purchased and sold on the Standard & Poor's 500 Index on the Chicago Mercantile Exchange and on the Major Market Index on the Chicago Board of Trade.

OPTIONS ON STOCK INDICES AND FUTURES CONTRACTS. Underlying funds may also purchase options on futures contracts and may write (sell) covered options to buy or sell futures contracts. An option on a futures contract gives the purchaser, in return for a premium paid, the right to assume a position in the futures contract (a purchase if the option is a call and a sale if the option is a put). The writer, if the option is exercised, is required to assume an offsetting futures position (a sale if a call and a purchase if a put). Exercise of the option is accompanied by the delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the strike price of the option on the futures contract. A fund may enter into "closing" transactions on futures contracts and options thereon in order to terminate existing positions.

An underlying fund may purchase or sell options on Government Futures Contracts. Those currently available include options on futures contracts on U.S. Treasury Bonds, U.S. Treasury Notes and Cash Settled GNMA's on the Chicago Board of Trade. Options on Government Futures Contracts are similar to options on other securities, except that the related investment is a futures contract. Thus, the buyer of a call option obtains the right to purchase a futures contract at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a futures contract at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying futures contract.

Underlying funds may engage in options transactions on Stock Indices, Stock Index futures contracts and certain commodity and currency indices and futures contracts related to its portfolio securities. Futures contracts can be purchased and sold with respect to the U.S. Dollar Index on the Financial Instrument Exchange (a division of the New York Cotton Exchange) and with respect to the CRB (Commodities Research Bureau) Index on the New York Futures Exchange. Puts and calls on stock indices and stock index futures contracts are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index (and, therefore, on price movements in the stock market generally) rather than on price movements on individual securities. When the purchaser buys a call on a stock index or stock index futures contract, it pays a premium to the seller. If the purchaser then exercises the call prior to its expiration, the seller is required to pay the purchaser an amount of cash to settle the call if the closing level of the stock index or stock index futures contract upon which the call is based is greater than the strike price of the call. That cash payment is equal to the difference between the closing price of the index or futures contract and the strike price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the purchaser buys a put on a stock index or stock index future, it pays a premium and obtains the right to require the seller, upon the purchaser's exercise of the put, to deliver to the purchaser an amount of cash to settle the put if the closing level of the stock index or stock index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier in the same manner as described above as to calls.

A fund neither pays nor receives money upon the sale of a futures contract. Instead, when a fund enters into a futures contract, it will initially be required to deposit with its custodian bank for the benefit of the futures broker an amount of "initial margin" of cash or U.S. Treasury Bills, which currently ranges from 1/10 of 1% to 4% of the contract amount, depending on the type of contract. The term "initial margin" in futures transactions is different from the term "margin" in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures broker are made on a daily basis as the market price of the futures contract fluctuates.

At any time prior to expiration of the futures contract, a fund may elect to close its position by taking an offsetting position which will operate to terminate the fund's position in the futures contract. While futures contracts on U.S. Government securities provide for the delivery and acceptance of securities, most futures contracts, including stock index futures contracts, are terminated by entering into offsetting transactions. Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the offsetting securities positions of the portfolio which are being hedged would, in most cases, substantially alleviate the loss incurred in the futures contract. In addition, a fund would presumably have sustained comparable losses if, instead of the futures contract, the fund had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a fund has sufficient assets to satisfy its obligations under a futures contract, the fund earmarks to the futures contract money market instruments equal in value to the current price of the underlying instrument less the margin deposit.

A clearing corporation associated with the commodity exchange on which a Futures Contract trades assumes responsibility for the completion of transactions and guarantees that Futures Contracts will be performed.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in stock market and/or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Limitations On Options And Futures Contracts. Transactions in options by underlying funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which an underlying fund may write or hold may be affected by options written or held by affiliates of such fund. Position limits also apply to futures contracts. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain sanctions.

OTHER
TRANSACTIONS
The Funds intend to invest primarily in mutual funds as described herein and in the Prospectus. But they may also, subject to the limitations described in the Prospectus and this SAI, invest directly in any equity or fixed-income security that the underlying funds may hold. Such direct investment would be made only when, in the opinion of the Investment Manager, the expected benefits would exceed that available by investment in funds.


                             INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions, some of which have also been described in the Prospectus. They may not be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

As to each Fund, the Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts (taken at the lower of cost or current value) not exceeding 5% or, in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, 33.3% of its total assets (not including the amount borrowed) and may pledge its assets to secure such loans. So long as loans are outstanding, the Fund(s) (except for the Leveraged Growth Fund) will not purchase any securities. For the purpose of this restriction, collateral arrangements and initial and variation margin with respect to the purchase and sale of delayed delivery and when-issued securities, futures contracts and options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or options are deemed to be the issuance of a senior security. In addition to the foregoing, the Leveraged Growth Fund may borrow for investment purposes as set forth elsewhere in the Prospectus and Statement of Additional Information;

(2) Make loans of money or securities, except the Fund may (a) purchase debt obligations in accordance with its investment objectives and policies, (b) lend its portfolio securities (up to 33% of the value of its total assets) as permitted under the Investment Company Act of 1940, as amended, and (c) invest in repurchase agreements (but repurchase agreements having a maturity of longer than 7 days, together with illiquid assets, are limited to 10% of the Fund's total assets);

(3) Invest more than 25% of the Fund's total assets in the securities of any one investment company, except as part of a merger, consolidation of other acquisition.

(4) Purchase or sell commodities or commodity contracts, real estate or other interests in real estate except that the Fund may: invest in (a) securities secured by real estate, securities of companies which invest or deal in real estate; and (b) futures contracts and options thereon (subject to number 5, below); and

(5) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that, with respect to the High Yield Bond Fund and the Asset Allocation Fund pertaining to U.S. Government Securities, all Funds except the High Yield Bond Fund pertaining to stocks and stock indices and the Asset Allocation Fund pertaining to commodities and currencies related to its portfolio securities, the Fund may: (a) purchase put and call options: (b) write covered put and call options provided that the aggregate value of the obligations underlying the put options will not exceed 50% of the net assets: (c) purchase and sell futures contracts; and (d) purchase options on futures contracts and sell covered options thereon, provided that the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets and the aggregate margin deposits required on all such futures contracts or options thereon held at any time do not exceed 5% of the Fund's total assets.

(6) As to 75% of it's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (U.S. Government Securities are not subject to this limitation);

(7) Purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (U.S. Government Securities are not subject to this limitation);

(8) Invest more than 25% of the value of its total assets in any industry or group of industries other than investment companies (except that U.S. Government Securities are not subject to these limitations);

(9) Invest more than 5% of its total assets in securities of issuers (other than U.S. Government Securities and investment companies) which together with their predecessors, have a record of less than three years' continuous operation;

(10) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Manager who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(11) Invest in securities which are restricted as to disposition under the Federal securities laws;

(12) Invest in securities which are considered illiquid, if the total of such securities would exceed 10% of the Fund's total assets (Investment company securities are considered illiquid to the extent the Fund owns more than 1% of an investment company's outstanding shares)(Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction) ;

(13) Invest for the purpose of exercising control or management of another issuer;

(14) Invest in interests in oil, gas or other mineral exploration or development programs (except the Fund may invest in securities issued by companies engaged in such businesses);

(15) Underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of portfolio securities);

(16) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and initial and variation margin payments in connection with transactions in Futures Contracts and related options are not considered purchasing securities on margin), provided, however, that this restriction which is intended to apply to margin accounts with brokers shall not restrict the Leveraged Growth Fund from borrowing from banks in accordance with the limitations contained in the Prospectus and in the Statement of Additional Information;

(17) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security a Fund does not own. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) (The purchase of put options as described in the prospectus is not a short position for the purposes of this restriction.);

(18) Participate on a joint or joint and several basis in any trading account in securities;

(19) Purchase foreign securities in excess of 5% of the Fund's total assets (ADRs and U.S.-registered investment companies are not considered foreign securities for this purpose); or

(20) Purchase foreign currencies, except that the Asset Allocation Fund may engage in transactions in foreign currencies, including options and futures thereon, but only for hedging purposes with respect to the Fund's portfolio securities.

Percentage restrictions stated in any investment restriction apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation, the Funds will, to the extent necessary, reduce their existing loans to comply with the limitation


                          SPECIAL SHAREHOLDER SERVICES

REGULAR
ACCOUNT
The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in a shareholder account may be requested by a shareholder.

SYSTEMATIC
WITHDRAWAL PLAN
Shareholders owning shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Transfer Agent to redeem the necessary number of shares periodically (each month), or quarterly in the months of January, April, July and October) in order to make the payments requested. Share certificates for the shares being redeemed must be held by the Transfer Agent. If a check is used to pay the redemption proceeds, it will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Trust upon thirty day's written notice or by a shareholder upon written notice to the Transfer Agent. Applications and further details may be obtained by calling the Transfer Agent at 1-800-224-4743, or by writing to Merriman Mutual Funds, c/o Firstar Trust Company, Mutual Funds Services, 3rd Floor, PO Box 701, Milwaukee, WI 53201-0701.


RETIREMENT
PLANS
As noted in the Fund's Prospectus, an investment in a Fund's shares may be appropriate for IRA's, Keogh Plans and corporate retirement plans. Unless otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Trust intends to offer pre-qualified plans as described herein.

INDIVIDUAL
RETIREMENT ACCOUNT (IRA)
Shares of the Fund may be purchased as an investment for an IRA account, including those established by employers as Simplified Employee Pension-IRAs ("SEP-IRA") or Savings Incentive Match Plans ("SIMPLE") for the benefit of their employees. Information concerning an IRA, SEP-IRA or SIMPLE retirement plan, fees charged for maintaining such plans, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code ("the Code"), and assistance in opening a plan may be obtained from the Trust by calling 1-800-423-4893. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.

DEDUCTIBLE IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $2,000 each year. However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductibility under the Internal Revenue Code of 1986, as amended by the Taxpayer Relief Act of 1997 ("the Code"). The restrictions for the calendar year 1998, applicable to active participants in Employer Plans, are as follows:

A single person who has an adjusted gross income of $30,000 or more, but not exceeding $40,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $30,000. No deduction is allowed where the single person's adjusted gross income exceeds $40,000.

A married couple filing a joint return with adjusted gross income of $50,000 or more, but not exceeding $60,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $50,000. No deduction is allowed where the couple's adjusted gross income exceeds $60,000.

A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $2,000, but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.

NONDEDUCTIBLE IRA. Individuals may make nondeductible contributions to the extent they are not eligible to make deductible IRA contributions. The Roth IRA allows individuals to contribute up to $2,000 ($4,000 for joint filers) annually out of earned income. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.

ROLLOVER TO A ROTH IRA. Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below, unless the Taxpayer's adjusted gross income exceeds $100,000. However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA.

TAXATION OF IRAS UPON DISTRIBUTION. An investment in Fund shares through IRA deductible or nondeductible contributions is advantageous because the deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA, but may be taxable to you when distributed. Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free, as are distributions made in the case of death or disability. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions that are made
(1) at least five years after the first year that a contribution was made to the Roth IRA and (2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses subject to a $10,000 lifetime maximum.

Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 10% of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grandchild of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institutional. Qualified expenses are reduced by certain scholarships and veterans' benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover Contributions, in the case of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth IRA..

KEOGH PLANS AND
CORPORATE RETIREMENT PLANS
Fund shares may also be purchased as an investment for Keogh and Corporate Retirement Plans. There are penalties for premature distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

HOW TO ESTABLISH
RETIREMENT ACCOUNTS
All the foregoing retirement plan options require special applications or plan documents. Please call the Trust at 1-800-423-4893 to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

EXCHANGE
PRIVILEGE
Shareholders may exchange shares (in amounts of $1,000 or more) of any Merriman Fund for shares of any other Merriman Fund or for shares of the Firstar U.S. Government Money Market Fund, the Firstar Money Market Fund or the Firstar Tax-Exempt Money Market Fund. A current prospectus of the Firstar Funds should be obtained and read prior to seeking any such exchange. There is a service charge levied by the Transfer Agent for each exchange made by telephone. There is no fee if made by mail. The Transfer Agent will redeem sufficient shares in your account to cover the fee, which currently is $5.00. This fee may be changed from time to time by the Transfer Agent, but shareholders will be given at least 60 days written notice prior to instituting a fee change. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or number of the shares to be exchanged. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trustees determine that it would be in the best interest of shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of one fund and the purchase of those of the second fund. Consequently, the sale will likely involve either a capital gain or loss to the shareholder for Federal income tax purposes.

REDEMPTIONS
IN KIND
No Fund intends, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. To protect shareholders, an irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended, wherein the Trust committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of either Fund during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

TRANSFER OF
REGISTRATION
To transfer shares to another owner, send a written request to the Transfer Agent c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, PO Box 701, Milwaukee, WI 53201-0701. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees" in the Prospectus); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                               PURCHASE OF SHARES

The purchase price of Fund shares is the net asset value next determined after the order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed at the close on the date of receipt; an order received after the close of the Exchange will be executed at the price computed at the close on the next Business Day. The Exchange currently closes at 4:00 p.m., New York City time. An order to purchase shares is not binding on the Trust until the Transfer Agent confirms it in writing (or unless other arrangements have been made with the Transfer Agent, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Trust reserves the right in its sole discretion (i) to suspend the offering of Fund shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of such Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Fund shares.


                              REDEMPTION OF SHARES

The Trust may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Trust for redemptions although, as disclosed in the Prospectus, the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.


TELEPHONE
REDEMPTION PRIVILEGE
The Prospectus describes the procedures the Funds follow to establish and operate the telephone redemption privilege. To protect the Funds, their agents and shareholders from liability, the Funds employ reasonable procedures to help ascertain that the instructions communicated by telephone are genuine. Among other things, the Transfer Agent will require the caller to provide verifying information unique to the shareholder. Such information could include a password or other form of personal identification. In addition, the call/transaction will be recorded.


                          NET ASSET VALUE DETERMINATION

Under the Investment Company Act of 1940, as amended, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The Net Asset Value of each Fund is determined as of the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York City time) on each Business Day. A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Election Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily.

Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for U.S. Government Securities and other fixed income securities this ordinarily will be the over-the-counter market. For equity securities this will ordinarily be the principal exchange on which the security is traded or the NASDAQ National Market System. Over-the-counter securities that are not traded on a particular day and fixed income securities are priced at the current quoted bid price. However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Stock exchange and NASDAQ securities are priced at the latest quoted sale on the date of valuation. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Trustees determine that such valuation does not represent fair value. Short-term debt securities which mature in more than 60 days are valued at last sale or current bid quotations. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.


                              TRUSTEES AND OFFICERS

The  business  of  the  Funds  is  managed  by  the  Board  of  Trustees   under
Massachusetts law.. The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Some officers and Trustees of the Trust are also officers and control persons of the Funds' investment manager, as shown below.

           NAME, AGE               POSITIONS HELD                         PRINCIPAL OCCUPATION(S)
          AND ADDRESS              WITH THE TRUST                           DURING PAST 5 YEARS

David A. Ederer, Age 58 **       Trustee              Since 1974, Managing Partner of D.A. Ederer Company, a private
4919 NE Laurelcrest Lane                              investment company. In connection therewith, Mr. Ederer serves
Seattle, WA 98105                                     as an Executive Officer and holds a substantial ownership
                                                      position in numerous industrial and service companies.

Paul A. Merriman, Age 57 *       President and        Since 1983, President and Chief Executive Officer of Merriman
1200 Westlake Ave N, Suite 700   Trustee              Capital Management, Inc. an investment advisory firm. Since
Seattle, WA 98109                                     October 1987, General Partner of Merriman Investment
                                                      Management Company, the Trust's Investment Manager.

William L. Notaro, Age 58 *      Executive Vice       Since 1981, owner of Wm. L. Notaro & Company, a Seattle
2914 Kennewick Place, N.E.       President,           Investment Advisory firm. Since October 1987, Exec. Vice
Renton, WA 98056                 Secretary,           President and Chief Operating Officer of Merriman Investment
                                 Treasurer & Trustee  Management Company, the Trust's Investment Manager

Ben W. Reppond, Age 54 **                             Since 1981, President and Chief Executive Officer, the Reppond
6965 N.E. Buck Lake Road         Trustee              Co., Inc., an insurance brokerage firm.
Hansville, WA 98340

Donald E. West, Age 69 **                             Retired Boeing Company Management Engineer
4655 - 90th Avenue SE            Trustee
Mercer Island, WA 98040

* These Trustees are "interested persons" of the Trust, by virtue of their positions with the Investment Manager.

**   These trustees are members of the Audit Committee.

As of January 31, 2001, the Trustees and officers owned, as a group, 25,278 shares (1.34%) of the Leveraged Growth Fund, 11,506 shares (1.31%) of the Growth & Income Fund and less than 1% of the outstanding shares of the High Yield Bond Fund, the Capital Appreciation Fund, and the Asset Allocation Fund.

Trustees and officers of the Trust who are interested persons of the Trust receive no salary or fees from the Trust. Trustees of the Trust who are not interested persons of the Trust receive $500 per year plus $100 per meeting of the Board of Trustees attended by them. For the fiscal year ended September 30, 2000, remuneration of the Trustees and officers, in the aggregate, by the Trust, was $2,400. The Funds do not provide pension or retirement benefits to the Trustees and officers. The compensation of the Trustees, which is borne by the Funds in the ratio of their respective average net assets, for the fiscal year ended September 30, 2000, was as follows:



                                                     AGGREGATE COMPENSATION RECEIVED FROM:

                              FLEXIBLE        GROWTH         CAPITAL         ASSET        LEVERAGED         TOTAL
    NAME AND POSITION           BOND         & INCOME     APPRECIATION    ALLOCATION        GROWTH          FUND
                                FUND           FUND           FUND           FUND            FUND          COMPLEX

David A. Ederer                $99.76         $115.86        $166.07        $133.14        $285.17         $800.00
Trustee

Paul A. Merriman                 -               -              -              -              -               -
President & Trustee

William L. Notaro                -               -              -              -              -               -
Exec. Vice President,
Secretary, Treasurer
and Trustee

Ben W. Reppond                 $99.76         $115.86        $166.07        $133.14        $285.17         $800.00
Trustee

Donald E. West                 $99.76         $115.86        $166.07        $133.14        $285.17         $800.00
Trustee


                                 CODES OF ETHICS
The Funds and the Funds' investment manager have adopted codes of ethics under rule 17j-1 of the Investment Company Act. Under such codes of ethics personnel of the Funds and the investment manager are permitted to invest in securities, including securities that may be purchased or held by the Funds.


                                 5% SHAREHOLDERS

The  Trust  is  aware  of  the  following   persons  who  owned,  of  record  or
beneficially, more than 5% of the shares of any Fund as of January 31, 2000:

         High Yield Bond Fund               Charles Schwab & Company, Inc.             31.67%    Record1
                                            San Francisco, California 94104-4122

                                            Ruth E. Kane, Trustee                       8.27%    Record &
                                            Albert E. Kane Trust                                 Beneficial
                                            657 Okanogan Ave, #431
                                            Wenatchee, WA 98801-6408

         Growth & Income Fund               James L. Fishel                             7.08%    Record &
                                            Royce Fishel, Co-Trustees                            Beneficial
                                            Royce C. Fishel Trust
                                            6420 E Valley Ct.
                                            Nashville, TN 37205-3533

                                            Charles Schwab & Company, Inc.              6.08%    Record1
                                            San Francisco, California 94104-4122

         Leveraged Growth Fund              Charles Schwab & Company, Inc.              5.93%    Record1
                                            San Francisco, California 94104-4122

          1 Charles Schwab & Co., Inc., broker-dealers, have advised the Trust that no individual client beneficially owned so much as 5% of the Fund.

                                                          INVESTMENT MANAGER

Merriman Investment Management Company (the "Investment Manager") manages the Funds' investments pursuant to an Investment Management Agreement as described in the Prospectus. Compensation of the Investment Manager, based upon the Fund's daily average net assets, is at the following annual rates:

                                 High Yield Bond Fund           All Other Funds

 On the First $250 million             1.000%                       1.250%
 On the next $250 million               .875%                       1.125%
 On all above $500 million              .750%                       1.000%

In the event that  additional  series or funds are  authorized  by the Trustees, each additional fund would compute investment fees separately. See the Prospectus for a description of the services provided to the Funds by the Investment Manager.

Advisory fees paid to the Investment Manager have been as follows:

   FISCAL PERIOD         HIGH YIELD           GROWTH &            CAPITAL             ASSET             LEVERAGED
       ENDED                BOND               INCOME          APPRECIATION        ALLOCATION            GROWTH
   SEPTEMBER 30,            FUND                FUND               FUND                FUND               FUND
        2000                $69,560(1)        $115,081            $166,013           $132,510            $278,802
        1999                $80,844(1)        $111,256            $162,528           $143,246            $226,149
        1998                $85,479           $113,251            $174,405           $177,587            $209,381

(1) The Investment Manager made expense reimbursements of $9,708 and $5,550 to the High Yield Bond Fund for the years ended September 30, 2000 and 1999, respectively. Advisory fees paid, net of such reimbursements, were $59,852 and $75,294, respectively.

The Investment Manager has agreed to limit each Fund's expenses. In the event that a Fund's expenses exceed such limits, the Investment Manager waives its fees and/or reimburses such Fund to the extent required to conform to such limitations. Currently, the maximum expense which each Fund may incur, expressed as a percentage of average net assets, is 2.5% of the first $30 million, 2% of the next $70 million, and 1.5% of all over $100 million.

The Investment Manager has voluntarily reduced the expense limit, based upon average net assets, to 2% of the first $15 million, 1.5% of the next $35 million, and 1% of all over $50 million for the Capital Appreciation, Asset Allocation, and Growth & Income Funds, to 2% of the first $15 million, 1.5% of the next $15 million, and 1% of all over $30 million for the Leveraged Growth Fund (exclusive of interest expense), and to 1.5% of the first $30 million, 1% of all over $30 million for the High Yield Bond Fund.

Paul A. Merriman is President and Trustee of the Trust. A company he wholly owns, Merriman Capital Management, Inc., owns a 50% interest, as General Partner, in the Investment Manager. Only the General Partner has the right to manage the affairs of the Investment Manager and the limited partners are considered passive investors. Merriman Investment Management Company, L.P. is a Washington limited partnership. William L. Notaro, Exec. Vice President of the Trust, serves in the same capacity for the Investment Manager. Messrs. Merriman and Notaro, the principal officers and control persons of the Investment Manager also serve as principal officers and trustees of the Trust. See "Trustees and Officers" for details.

The Investment Manager provides a continuous investment management program, furnishes the services and pays the compensation of the executive officers of the Trust, provides suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust. Each Fund will pay all of its own expenses not assumed by the Investment Manager, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.

                          MANAGEMENT AND OTHER SERVICES

Tait, Weller & Baker, of Philadelphia, PA, is the independent auditor of the Trust's financial statements. Firstar Trust Company, Mutual Fund Services-3rd Floor, 615 E. Michigan Street, Milwaukee, WI 53202, serves as custodian for the Funds. As such it holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the Investment Company Act of 1940, as amended), collects all income and effects all securities transactions on behalf of the Funds.

Firstar Trust Company also serves as Shareholder Servicing Agent for the Funds. As such, it effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees.

Firstar Trust Company also serves as Fund Accounting Servicing Agent As such, it provides portfolio accounting services, expense accrual and payment services, Fund valuation and financial reporting services, tax accounting services and compliance control services. Firstar Trust Company's compensation, as Fund Accounting Servicing Agent, is $27,400 for each Fund plus the cost of quotation services subscriptions. Such compensation, for the fiscal years ended September 30, 2000, 1999 and 1998 was $139,575, $131,613 and $132,834, respectively.


                                    BROKERAGE

It is the Trust's intention to seek the best price and execution for all portfolio securities transactions. The Investment Manager (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Investment Manager from effecting Fund portfolio transactions with any broker-dealer related or affiliated with any Trustee, officer or director of the Trust or its Investment Manager or any interested person of such person. Normally, most of the Fund's portfolio transactions will be investments in other investment companies in which no brokerage commissions or dealer mark-ups are incurred. With respect to securities traded only in the over-the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker. While there is no formula, agreement or undertaking to do so, the Investment Manager may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Investment Manager with investment recommendations, statistical or research services useful to the daily operation of the Trust. The Funds regard such services, customarily only available in return for brokerage business, as one of the many steps involved in keeping abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, it is of indeterminable value. Such services received on the basis of transactions for one Fund may also be used by the Investment Manager for the benefit of the other Fund or any other client it may have. Conversely, a Fund may benefit from such transactions effected for the benefit of the other Fund or of other clients. The Investment Manager may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions for a Fund, subject to best execution. It is the policy of the Trust not to pay higher brokerage commissions to any broker in consideration of research services provided than it would pay to a broker not providing such services. No brokerage commissions were paid during the past three fiscal years by any Fund.


                           ADDITIONAL TAX INFORMATION

Each Fund is qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). Failure to qualify would subject a Fund to federal income tax on its income and capital gains. As a qualified regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, each fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders (the "90% Test").

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Each Fund, including any additional fund(s) which might be created by the Trustees, is treated as a separate tax entity for Federal Income Tax purposes.

DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income and distributions of any capital gains will be taxable to shareholders (except for shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. For corporate shareholders, the 70% dividends received deduction, if applicable, may apply to distributions received from all Funds except the Leveraged Growth Fund. As to dividends received from the Leveraged Growth Fund, a substantial portion of the distributions should be eligible for the dividends received deduction for corporate shareholders. Eligibility for the deduction, however, is: (i) reduced to the extent that the Fund's shares with respect to which the dividends are received are treated as "debt-financed;" and (ii) eliminated if the Fund's shares are determined to have been held for less than 46 days. Amounts qualifying for the deduction are incredible in adjusted alternative minimum taxable income and may require corporate shareholders to reduce their basis in the event distributions are treated as "extraordinary dividends."

A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment. The Fund will send shareholders information each year on the tax status of dividends and disbursements.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisers for the effect of any state or local taxation and for more complete information on federal taxation.


                            CAPITAL SHARES AND VOTING

Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Each outstanding share, of whatever Fund, is entitled to one vote for each full share of stock and a fractional vote for each fractional share of stock, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund; except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives of that Fund or approval of the investment management agreement.

The shares of the Funds will have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose so. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds are expected to have an annual meeting of shareholders.

Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g.; providing access to shareholder lists, etc.).


                        FINANCIAL STATEMENTS AND REPORTS

The books of each Fund will be audited at least once each year by independent auditors. Financial Statements of each Fund, as of September 30, 2000 (together with the report of the independent auditors), are included in the Trust's Annual Reports to Shareholders, respectively, and are incorporated herein by reference. Shareholders will receive annual audited and semi-annual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual and Semi-Annual Reports are available free of charge and will accompany the Statement of Additional Information whenever it is requested by a shareholder or prospective investor.


                                   PERFORMANCE

The Funds may, from time to time, advertise certain total return information. The total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Funds ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (1+T)n = ERV. The average annual total return for each Fund for the indicated period ended on December 31, 2000, is set forth below:

       Fund                         One Year          Five Year       Ten Year
       Name                          Period            Period          Period

High Yield Bond Fund (1)              4.08%             4.90%           6.72%
Growth & Income Fund                -13.24%             9.23%           8.25%
Capital Appreciation Fund           -14.94%             7.93%           8.20%
Asset Allocation Fund                -6.00%             7.16%           7.57%
Leveraged Growth Fund               -14.08%            11.78%           9.54%(2)

          (1) The High Yield Bond Fund changed its investment objective, effective January 1, 2000. The data shown reflects performance prior to the change. Performance would have been different if the Fund had been operated as a high yield bond fund.

          (2)  Since inception of the Leveraged Growth Fund, May 1992.

Performance quotations should not be considered as representative of the Funds' performance for any specified period in the future.

The Funds' performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of domestic, international or global investment performance. In particular, the Funds may compare their performance to the S & P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The High Yield Bond Fund may compare its performance to one or more broad based high yield bond indices.

Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals.

Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS BOND RATINGS:
Aaa-judged to be of the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds; A-posses many favorable investment attributes and are to be considered 'upper medium-grade obligations'; Baa-considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured; B-generally lack characteristics of a desirable investment; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest; Ca-speculative in a high degree; often in default; C-lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1,2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking and 3 indicates a ranking toward the lower end of the category.

EXCERPTS FROM STANDARD & POOR'S  CORPORATION'S  DESCRIPTION OF ITS BOND RATINGS:
AAA-highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA-also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree; A-regarded as upper medium grade. A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rating categories; BBB-regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment; BB, B, CCC, CC-predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                  ATTACHMENT 2

Annual Report of the Trust for the fiscal year ended September 30, 2000 (File No. 811-05487) (Accession No. 0000830274-00-000009)



                                                                    Attachment 2
MERRIMAN
Graphic Omitted   INVESTMENT TRUST

    MERRIMAN                                  MERRIMAN INVESTMENT TRUST
FLEXIBLE BOND FUND                         1200 Westlake Ave N, Suite 700
                                                 Seattle, WA  98109
    MERRIMAN                                       1-800-423-4893
GROWTH & INCOME FUND                               1-206-285-8877
                                                www.merrimanfunds.com
    MERRIMAN
CAPITAL APPRECIATION                              INVESTMENT MANAGER
      FUND                                        Merriman Investment
                                                  Management Company
    MERRIMAN                                1200 Westlake Ave N, Suite 700
ASSET ALLOCATION                                  Seattle, WA  98109
      FUND
                                                     CUSTODIAN AND
    MERRIMAN                                         TRANSFER AGENT
LEVERAGED GROWTH                          Firstar Mutual Fund Services, LLC
      FUND                                            PO BOX 701
                                                 Milwaukee, WI  53201
  ANNUAL REPORT                                    1-800-224-4743

   YEAR ENDED                                         FUND COUNSEL
 September 30, 2000                               Sullivan & Worcester
                                                  Boston, Massachusetts


                               OFFICERS & Trustees

                    PAUL A. MERRIMAN, President and Trustee

                  WILLIAM L. NOTARO, Executive Vice President,
                        Secretary, Treasurer, and Trustee

                            DAVID A. EDERER, Trustee

                            BEN W. REPPOND, Trustee

                            DONALD E. WEST, Trustee

Dear Fellow Shareholder:

The Merriman Mutual Funds completed another fiscal year on September 30, 2000, and I am pleased to report that all of our funds produced positive returns for the period. Nevertheless, we are still disappointed in our performance. All the assets in our funds are governed by timing systems that normally thrive in volatile markets. But this year, the volatility has been extreme, preventing our systems from taking full advantage of the market's swings in both directions. The performance of each fund during the year is detailed later in this letter. To summarize: the Merriman Flexible Bond Fund produced a total return of 2.7 percent; the Merriman Growth and Income Fund rose 5.0 percent; the Merriman Capital Appreciation Fund was up 10.7 percent; the Merriman Asset Allocation Fund was up 5.7 percent; and the Merriman Leveraged Growth Fund was up 14.7 percent.

MANAGING RISKS

At the heart of our investing philosophy is the management of risk, and on the following pages you'll find a description of how we use market-timing to do that. Managing risk is a universal human experience. We manage risk when we walk, for instance being sure to keep our balance, to look before we walk across a street, walk off a curb or descend a flight of stairs. We manage risks when we're driving, watching out for others and constantly balancing our need for safety with our need for progress.

Investment risks always exist, whether they are ignored or confronted. Very few investors give risk management the serious consideration that it deserves. The great bull market of the past few years has perhaps fooled many people into thinking that double-digit annual returns are not only normal but essentially a birthright. I speak to thousands of investors every year, and it's obvious that most of them like to focus their thoughts and their investment decisions on high returns that they hope to achieve. Relatively few have thought systematically and seriously about the risks they incur in seeking those returns. And fewer still have a concrete plan for how they will respond to the inevitable losses that are part of any long-term investment strategy.

At Merriman Mutual Funds, we take risk management very seriously, and I want to share some of our thinking with you. The biggest risk investors face is having their money in the wrong type of asset. Common types of assets include bonds, stocks, real estate, precious metals, futures contracts and the like. This risk extends to choices within each asset type. For instance, within the general category of stocks, the major choices that make the most difference are U.S. companies vs. international ones, small companies vs. large ones, value stocks vs. growth stocks.

One of our fundamental beliefs is that wide global diversification is the best course for most investors, and we apply it in each of our funds. We all know that the Standard & Poor's 500 Index has been a high-performing asset class for the past five years. And we all know (or we should know) that it hasn't always been that way and it won't always be that way in the future. Yet many investors cannot resist the lure of recent performance, and they are taking more risk than they realize by keeping most or all of their equity investments in large U.S. equities - which in the early 1970s experienced a greater than 40 percent loss before turning around.

Accordingly, all our fund portfolios are highly diversified. One result is that our results are never as good as that of the top performing asset class. But this reduces our funds' volatility and exposure to the risk of a bear market in any single asset class.

Once an investor achieves proper diversification, there remain only two significant risk factors left to deal with: market risk and event risk. MARKET RISK is the possibility that an entire asset class may be affected by some trend such as a recession, a change of political leadership or a widespread financial crisis such as the one that hit many Asian countries in 1998. EVENT RISK is the possibility that a market downturn will be triggered by some sudden event such as an assassination, a war or a natural disaster.

Our funds manage market risk through the use of mechanical market-timing systems. While such systems are imperfect and cannot eliminate all temporary losses, we believe our systems have been and will continue to be effective in protecting investors from the largest losses.

Protection against event risk is another matter. No timing system can warn in advance of a sudden collapse of a government or a natural or man-made disaster. By definition, such events (and their aftermath) occur without warning. However, market timing may have the added benefit of being the most effective possible shield against event risk because investors who use timing could happen to be out of the market when the event occurs.

Our funds use a combination of timing entire asset classes such as U.S. bonds and equities, and individual fund timing, which is applied to many of the funds in which we invest. Because of all this timing, for the majority of the time at least some of each of our funds' assets are in cash or cash equivalents. This tends to reduce our performance during bull markets. But it provides investors with an extra measure of protection that they can't find anywhere else. And it tends to reduce our funds' volatility.

THE OUTLOOK

We are often asked for our views of the months and quarters just ahead, and our answers are all the same: We aren't qualified to forecast the future, and we don't try to do so.

We understand the reasons many investors are bullish, and they have much validity. Inflation is extremely low. Interest rates are under control. The U.S. economy continues to grow. Overall, the world is at peace, and many national economies are evolving. Technology is rapidly creating new products and services. Medical care is improving rapidly. Productivity is increasing.

We also understand why many investors are bearish, and we think they have much validity. By historical standards such as book value and earnings per share, U.S. stock prices are seriously overpriced. Escalating demand for Internet stocks sometimes seems to be based more on phantom hopes than on solid business models. The current wave of Baby Boom investors that is pouring retirement funds into the stock market has never experienced a prolonged bear market and may be shocked into panic selling when one occurs. The U.S. stock market indexes have become overly dependent on a relatively small number of large technology stocks such as Microsoft and Intel.

We are neither bears nor bulls. We believe that in the long term, the world's equity markets will continue their upward climb, eventually rewarding patient investors who are willing to assume the risks of uncertainty. But at the same time we believe the current market levels are so high that they are filled with potential danger. We are certain that major bear markets lie ahead, though we cannot predict when or how they will hit.

The investments of the Merriman Mutual Funds are not managed based on any particular view of the future. Instead, we are trend-followers with a mechanical investment strategy that is designed to make money and preserve capital whichever way the market turns.

MARKET TIMING - DIFFERENT FROM THE AVERAGES

Our funds have globally diversified portfolios and they use timing to move into and out of the markets and the funds in which they invest. Because of that, their performance is not directly comparable to that of the popular untimed indexes such as the Dow Jones Industrial Average, the S&P 500 and EAFE.

This presents a challenge to you as an investor: What is the proper benchmark by which such funds should be measured? There is no perfect answer. The charts that accompany this letter compare the performance of our equity Funds with the Standard and Poor's 500 Index and our Flexible Bond Fund with the Salomon BIG Index, both popular, broad-based indexes.

However, we think the best comparison for each of our funds is the performance, without timing, of mutual funds that invest in the same asset classes as the funds in our portfolios. The best data we have is from Morningstar, which tracks thousands of mutual funds. Using that data, we use what we call an Appropriate Benchmark for each of our funds, as follows:

Our Capital Appreciation and Leveraged Growth funds each allocate up to 65 percent of their assets to U.S. equity funds and up to 35 percent to international equity funds. (Within each allocation, investments are switched between equity funds and cash, according to our timing systems.) The Appropriate Benchmark for these two funds is the performance of a theoretical portfolio, always fully invested, composed of equal parts of U.S. growth, aggressive growth and small-cap funds (with 65 percent weighting for the whole) and foreign equity funds, with 35 percent weighting.

The Appropriate Benchmark for the Growth & Income Fund is a portfolio made up of U.S. growth and income funds and foreign stock funds, weighted 65 percent and 35 percent, respectively.

The Appropriate Benchmark for the Asset Allocation Fund is a theoretical portfolio, always fully invested and weighted as follows: foreign stock funds, 30 percent; U.S. growth funds, 10 percent; U.S. aggressive growth funds, 10 percent; U.S. small-cap funds, 10 percent; U.S. corporate high-yield bond funds, 10 percent; U.S. corporate high-quality bond funds, 5 percent; international bond funds, 15 percent; specialty precious metals funds, 10 percent.

The Appropriate Benchmark for the Flexible Bond Fund is a theoretical portfolio, always fully invested and weighted as follows: U.S. corporate high-quality bond funds, 40 percent; U.S. corporate high-yield bond funds, 25 percent; world bond funds, 35 percent.

The reason we use timing is that bear markets can quickly erase months or even years of gains. Our top priority is to manage this risk in order to defend investors' capital while striving to achieve favorable returns.

However, in prolonged bull markets, timing inevitably underperforms a buy-and-hold approach. There are two reasons for that. First, timing has no way to "add value" to a rising market. Even when all signals indicate buy, the timer who is 100 percent invested has no advantage over the buy-and-hold investor who is 100 percent invested.

Second, bull markets are punctuated with temporary declines, some of which inevitably trigger one or more timing models into cautionary sell signals. At the moment of such a signal, there is absolutely no way to know whether it indicates the start of a real bear market or whether it will turn out to be only a false alarm.

There is no reliable way that timers can avoid such counterproductive trades. This is why our equity funds have underperformed the markets during the strong bull market of the past few years.

As a shareholder in the Merriman Mutual Funds, I don't like this performance penalty any more than anyone else. But I regard it as a necessary cost of protecting my capital from major declines. It is somewhat akin to the cost of insuring my home. I'd rather not pay the insurance premium. But I know that a fire or some other disaster is possible, and I'd much rather buy insurance than assume all the risk myself.

Likewise as an investor, I'd much rather pay the underperformance penalty, and protect my investments from a bear market, than leave myself exposed without a defensive strategy. And personally I am certain that a bear market is more likely to threaten my portfolio than a fire is likely to threaten my home.

HOW WE MANAGE THESE FUNDS

As an investor, I want long-term results. Yet I want to know my assets are being actively protected every moment the markets are open. We believe our shareholders deserve nothing less than that. While our investment focus is on long-term results, we manage our funds in the short-term. Every business day, we track current market trends that affect every asset in our portfolio, and we are always ready to act on any new signals from our timing models to guide us as we attempt to maximize gains and minimize losses.

MERRIMAN FLEXIBLE BOND FUND

The Merriman Flexible Bond Fund invests in a broad spectrum of fixed-income securities that in our belief offer the best opportunities to achieve attractive returns with below-average volatility. The Fund's present investment policy is to maintain a balance of 35 percent in international bonds, 25 percent in U.S. high-yield bonds and the remaining 40 percent in high-grade U.S. government and corporate bonds. When our timing systems indicate declining markets, we shift assets to money-market instruments and other cash equivalents.

NOTE: A graph appears at this location in the text comparing the change in value of a $10,000 investment in the Merriman Flexible Bond Fund and the Salomon Big Index.

Start Date                                      10-06-88
End Date                                        09-30-00
Beginning Value                                 $10,000
End Value - Merriman Flexible Bond Fund         $19,353
End Value - Salomon Big Index                   $21,764
Average Annual Total Return of
   Merriman Flexible Bond Fund     1YR        5YR      10YR      Since Inception
                                  2.66%      5.09%    6.82%            6.63%

In the 12 months ending September 30, the Fund appreciated 2.7 percent. According to Morningstar, an untimed portfolio of the same balance of funds (the Appropriate Benchmark for this fund), would have gained 3.5 percent. According to Morningstar, the Fund's volatility over the past five years was 42 percent less than that of the Appropriate Benchmark.

MERRIMAN GROWTH AND INCOME FUND

The Growth and Income Fund invests primarily in growth-and-income funds, employing the same balance of domestic and international funds, and similar timing models to preserve capital, as does the Capital Appreciation Fund. For the 12 months ending September 30, the Fund's total return was up 5.0 percent. A similar mix of domestic and international funds without timing, (the Appropriate Benchmark for this fund) was up 13.2 percent. According to Morningstar data, the Fund's volatility over the past five years was 47 percent less than that of the Appropriate Benchmark.

NOTE: A graph appears at this location in the text comparing the change in value of a $10,000 investment in the Merriman Growth & Income Fund and the S&P 500 Index.

Start Date                                      12-29-88
End Date                                        09-30-00
Beginning Value                                 $10,000
End Value - Merriman Growth & Income Fund       $24,218
End Value - S&P 500 Index                       $58,997
Average Annual Total Return of
  Merriman Growth & Income Fund     1YR         5YR      10YR    Since Inception
                                   4.96%      11.31%     9.24%        8.80%

MERRIMAN CAPITAL APPRECIATION FUND

The Merriman Capital Appreciation Fund seeks growth of capital by investing in U.S. and international growth, aggressive growth and small-cap funds. Our present investment policy allocates 65 percent of the portfolio to U.S. equity funds and 35 percent to international equity funds. As with all our funds, whenever our timing models indicate the risk of loss is greater than the potential for gain, we take defensive action and move into money market instruments or other cash equivalents.

NOTE: A graph appears at this location in the text comparing the change in value of a $10,000 investment in the Merriman Capital Appreciation Fund and the S&P 500 Index.

Start Date                                      05-02-89
End Date                                        09-30-00
Beginning Value                                 $10,000
End Value - Merriman Capital Appreciation Fund  $24,821
End Value - S&P 500 Index                       $58,997
Average Annual Total Return of
  Merriman Capital Appreciation Fund   1YR      5YR      10YR    Since Inception
                                      10.73%   9.50%     9.50%        8.60%

In the year ended September 30, the Fund was up 10.7 percent. A similar mix of domestic and international funds without timing, (the Appropriate Benchmark for this fund) was up 27.0 percent. According to Morningstar, the Fund's volatility over the past five years was 43 percent less than that of the Appropriate Benchmark.


MERRIMAN ASSET ALLOCATION FUND

The Asset Allocation Fund spreads its investments among five major asset groups and applies market timing to each one. The Fund's present investment policy is to maintain 30 percent of the portfolio in domestic equity funds, 30 percent in international equity funds, 15 percent in U.S. bond funds, 15 percent in international bond funds and 10 percent in gold funds. For the year ending
September 30, the Fund's total return was up 5.7 percent. According to Morningstar data, an untimed portfolio of the same balance of funds, (the Appropriate Benchmark for this fund) would have gained 12.8 percent. The Asset Allocation Fund's volatility over the past five years was 53 percent less than that of multi-asset global funds tracked by Morningstar.

NOTE: A graph appears at this location in the text comparing the change in value of a $10,000 investment in the Merriman Asset Allocation Fund and the S&P 500 Index.

Start Date                                      05-02-89
End Date                                        09-30-00
Beginning Value                                 $10,000
End Value - Merriman Asset Allocation Fund      $21,180
End Value - S&P 500 Index                       $58,997
Average Annual Total Return of
  Merriman Asset Allocation Fund     1YR       5YR      10YR     Since Inception
                                    5.73%     7.17%     7.78%         7.35%

MERRIMAN LEVERAGED GROWTH FUND

The Leveraged Growth Fund's defensive strategy uses market timing systems similar to those of the Capital Appreciation Fund and maintains a similar balance of domestic and international funds. During rising markets, this Fund takes a more aggressive approach in order to seek above-average returns. The Fund may borrow up to $1 for every $2 of its net assets in order to make additional investments when our timing models indicate a high probability of gain.

NOTE: A graph appears at this location in the text comparing the change in value of a $10,000 investment in the Merriman Leveraged Growth Fund and the S&P 500 Index.

Start Date                                      05-27-92
End Date                                        09-30-00
Beginning Value                                 $10,000
End Value - Merriman Leveraged Growth Fund      $23,370
End Value - S&P 500 Index                       $41,181
Average Annual Total Return of
  Merriman Leveraged Growth Fund          1YR      5YR      Since Inception
                                        14.67%    12.46%        10.70%

For the 12 months ended September 30, the Fund's total return was up 14.7 percent, compared with a gain of 27.0 percent for a similar mix of domestic and international equity funds held without timing or leverage, (the Appropriate Benchmark for this fund). According to Morningstar, the Fund's volatility over the past five years was 17 percent less than that of the Appropriate Benchmark.

IN SUMMARY

While U.S. stocks have provided rich rewards for investors in recent years, we do not believe that most investors, especially the many who began their investment experience in the 1990s, are prepared psychologically for the serious losses that could occur in a prolonged bear market. This lack of preparation is likely to lead many people into untimely, emotional investment decisions that will compound whatever damage their portfolios suffer as a result of market swings.

In our view, broad diversification, coupled with automatic, mechanical timing, is the best way investors can avoid such untimely decisions and minimize market risks while they attempt to preserve and grow their capital. We appreciate your confidence in the Merriman Mutual Funds and in our defensive approach to investing. We will continue to closely watch each of your investments every business day, and we hope to have another favorable report for you next year.

Sincerely,

Paul A. Merriman
President

                           MERRIMAN FLEXIBLE BOND FUND
                            Portfolio of Investments
                               September 30, 2000


                                                                    MARKET VALUE
 SHARES                                                                (NOTE 2A)
 ------                                                                ---------
                DOMESTIC BOND FUNDS:  22.64%
                ----------------------------
 36,050         AIM Strategic Income Fund.......................  $      343,918
 35,923         Federated High Income Bond Fund ................         339,830
 45,692         Federated High Yield Trust .....................         339,491
 35,129         Liberty-Stein Roe High Yield Fund ..............         301,762
 29,585         Strong High Yield Bond Fund ....................         298,824
                                                                         -------
                Total Domestic Bond Funds
                (Cost $1,668,381)...............................       1,623,825
                                                                       ---------

                INTERNATIONAL BOND FUNDS:  13.49%
                ---------------------------------
 36,644         Federated Intl Income Fund - Class A ............        318,434
 73,060         Scudder Global Bond Fund ........................        648,772
                                                                         -------
                Total International Bond Funds
                (Cost $974,869)..................................        967,206
                                                                         -------

                MONEY MARKET FUNDS: 50.05%
                --------------------------
346,257         AIM Cash Reserves Fund ..........................        346,257
314,404         Am Cent-Benham Prime Money Mkt Fund .............        314,404
303,341         Am Cent-Benham Gov't Agency Fund ................        303,341
315,082         Columbia Daily Income Fund ......................        315,082
349,308         Dreyfus Institutional Money Market Fund .........        349,308
318,204         Federated Money Market Trust ....................        318,204
311,691         Fidelity Cash Reserves Fund .....................        311,691
326,386         Rydex US Govt Money Market Fund .................        326,386
379,436         Scudder Cash Investment Trust ...................        379,436
  1,572         Scudder US Treasury Money Fund ..................          1,572
312,117         Stein Roe Cash Reserves Fund ....................        312,117
312,109         Strong Money Market Fund ........................        312,109
                                                                         -------
                Total Money Market Funds
                (Cost $3,589,907)................................      3,589,907
                                                                       ---------


 Principal
   Amount
   ------
                SHORT-TERM DEMAND NOTES:  13.77%
                --------------------------------
$304,100        American Family Demand Note
                6.24%  12/01/00..................................        304,100
 353,500        Firstar Bank Milwaukee, NA
                6.29%, 10/02/00..................................        353,500
 330,000        Wisconsin Electric Demand Note
                6.24%  12/30/00..................................        330,000
                                                                         -------
                Total Short-Term Demand Notes
                (Cost $987,600)..................................        987,600
                                                                         -------
                Total Investment in Securities
                (Cost $7,220,757) (a)......................99.95%      7,168,538

                Assets in Excess
                  of Liabilities........................... 0.05%          3,660
                                                            ----           -----

                 NET ASSETS................................100.00%    $7,172,198
                                                          =======     ==========

(a)Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

                Gross unrealized appreciation....................  $      2,565
                Gross unrealized depreciation....................       (54,784)
                                                                        -------
                Net Unrealized Depreciation......................  $    (52,219)
                                                                   ============

                 See Accompanying Notes to Financial Statements

                          MERRIMAN GROWTH & Income Fund
                            Portfolio of Investments
                               September 30, 2000



                                                                    MARKET VALUE
 SHARES                                                                (NOTE 2A)
 ------                                                                ---------
              DOMESTIC EQUITY FUNDS:  60.50%
              ------------------------------
 10,805       Am Century Income & Growth Fund ...................$       351,593
 54,408       Dreyfus Founders Growth & Income Fund ..............       397,177
  9,543       Fidelity Growth & Income Fund ......................       427,631
 17,401       INVESCO Value Equity Fund ..........................       446,868
  9,912       Janus Growth & Income Fund .........................       415,715
 23,736       Neuberger Guardian Fund ............................       453,113
 15,556       Pilgrim Growth & Income Fund .......................       368,527
 21,236       SAFECO Income Fund .................................       416,871
 22,409       Salomon Brothers Investors Value Fund ..............       501,732
 16,724       Scudder Growth & Income Fund .......................       451,537
 25,761       Value Line Convertible Fund ........................       428,923
  8,920       WPG Growth and Income Fund .........................       375,620
                                                                         -------
              Total Domestic Equity Funds
              (Cost $5,094,262)...................................     5,035,307
                                                                       ---------

              INTERNATIONAL EQUITY FUNDS:  4.04%
              ----------------------------------
 31,268       Liberty-Stein Roe International Fund
              (Cost $342,681).....................................       336,128
                                                                         -------

              Money Market Funds:  32.70%
266,311       AIM Cash Reserves Fund .............................       266,311
420,519       Columbia Daily Income Fund .........................       420,519
    186       INVESCO Cash Reserves Fund .........................           186
 46,196       Janus Cash Equivalent Fund .........................        46,196
378,073       Janus Govt Money Market Fund .......................       378,073
 20,059       SAFECO Money Market Fund ...........................        20,059
408,339       Scudder Cash Investment Trust ......................       408,339
408,486       Scudder US Treasury Money Fund .....................       408,486
419,949       Strong Money Market Fund ...........................       419,949
351,000       Strong Heritage Money Market Fund ..................       351,000
  2,701       WPG Govt Money Market Fund .........................         2,701
                                                                           -----
              Total Money Market Funds
              (Cost $2,721,819)...................................     2,721,819
                                                                       ---------


Principal
   Amount
   ------
              SHORT-TERM DEMAND NOTES:   1.83%
              --------------------------------
$152,400      Firstar Bank Milwaukee, NA
              6.29%, 10/02/00
              (Cost $152,400).....................................       152,400
                                                                         -------
              Total Investment in Securities
              (Cost $8,311,162) (a) ...........................99.07%  8,245,654

              Other Assets
               Less Liabilities.................................0.93%     77,289
                                                                -----     ------

              NET ASSETS......................................100.00% $8,322,943
                                                              ======= ==========

(a)Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

   Gross unrealized appreciation................................... $    59,116
   Gross unrealized depreciation...................................    (124,624)
                                                                       --------
   Net Unrealized Depreciation..................................... $   (65,508)
                                                                    ===========

          See Accompany Notes to Financial Statements

                       Merriman Capital Appreciation Fund
                            Portfolio of Investments
                               September 30, 2000


                                                                    MARKET VALUE
 SHARES                                                                (NOTE 2A)
 ------                                                                ---------
               DOMESTIC EQUITY FUNDS:  51.67%
               ------------------------------
 11,805        American Century Select Fund.....................$        629,569
 13,416        American Century Ultra Fund ......................        591,895
 40,936        Federated Large Cap Growth Fund ..................        606,257
 20,172        Federated Stock Trust ............................        722,953
 20,511        Fidelity Disciplined Equity Fund .................        648,974
 18,550        Fidelity Stock Selector Fund .....................        607,138
 20,203        INVESCO Program Dynamics Fund ....................        644,466
  6,478        Liberty-Stein Roe Growth Stock Fund ..............        386,506
 23,877        Scudder Large Company Value Fund .................        689,338
 27,683        Value Line Fund ..................................        722,249
                                                                         -------

               Total Domestic Equity Funds
               (Cost $6,230,252).................................      6,249,345
                                                                       ---------

               INTERNATIONAL EQUITY FUNDS:  5.59%
               ----------------------------------
 18,115        Scudder Global Discovery Fund
               (Cost $640,000)...................................        676,411
                                                                         -------

               MONEY MARKET FUNDS:  40.62%
               ---------------------------
  595,106      Columbia Daily Income Fund .......................        595,106
1,109,778      Dreyfus Founders Money Market Fund ...............      1,109,778
  568,142      Federated Money Market Trust .....................        568,142
  498,381      Lexington Money Market Fund ......................        498,381
1,223,990      Rydex US Govt Money Market Fund...................      1,223,990
  312,909      USAA Money Market Fund ...........................        312,909
  604,688      USAA Treasury Money Market Fund ..................        604,688
                                                                         -------
               Total Money Market Funds
               (Cost $4,912,994).................................      4,912,994
                                                                       ---------


 PRINCIPAL
  AMOUNT
  ------

               Short-Term Demand Notes:  3.14%
$379,600       Firstar Bank Milwaukee, NA
               6.29%, 10/02/00
               (Cost $379,600)...................................        379,600
                                                                         -------

               Total Investment in Securities
               (Cost $12,162,846) (a)........................101.02%  12,218,350

               Liabilities in Excess
                 of Other Assets..............................(1.02)%  (123,065)
                                                              -----    --------

               NET ASSETS ...................................100.00% $12,095,285
                                                             ======= ===========


(a) Cost for federal income tax purposes is the same and net unrealized appreciation consists of:

               Gross unrealized appreciation......................  $   144,440
               Gross unrealized depreciation......................      (88,936)
                                                                        -------
                Net Unrealized Appreciation........................  $   55,504
                                                                     ==========

                 See Accompanying Notes to Financial Statements

                         MERRIMAN ASSET ALLOCATION FUND
                            Portfolio of Investments
                               September 30, 2000


                                                                    MARKET VALUE
 SHARES                                                                (NOTE 2A)
 ------                                                                ---------
              DOMESTIC BOND FUNDS:  9.76%
              ---------------------------
 61,158       Federated High Yield Trust..........................$      454,402
 47,619       Fidelity Advisor High Yield Bond Fund ..............       482,856
                                                                         -------
              Total Domestic Bond Funds
              (Cost $964,184).....................................       937,258
                                                                         -------

              DOMESTIC EQUITY FUNDS:  21.82%
              ------------------------------
  9,481       American Century Select Fund........................$      505,638
 15,128       INVESCO Program Dynamics Fund ......................       482,587
 18,472       Scudder Large Company Value Fund ...................       533,274
 13,586       Stein Roe Capital Opportunity Fund .................       573,852
                                                                         -------
              Total Domestic Equity Funds
              (Cost $2,020,000)...................................     2,095,351
                                                                       ---------

              INTERNATIONAL BOND FUNDS:  9.12%
              --------------------------------
 40,271       American Cent-Intl Bond Fund .......................       384,990
 13,586       Scudder Global Bond Fund ...........................       491,395
                                                                         -------
              Total International Bond Funds
              (Cost $896,083).....................................       876,385
                                                                         -------

              MONEY MARKET FUNDS:  56.31%
              ---------------------------
  519,902     Dreyfus Founders Money Market Fund .................       519,902
  292,006     AIM Cash Reserves Fund .............................       292,006
  468,990     Columbia Daily Income Fund .........................       468,990
  469,040     Federated Money Market Trust .......................       469,040
  101,184     Federated Short Term US Govt Fund ..................       101,184
    9,697     Fidelity Daily Money Market Fund ...................         9,697
  399,207     Fidelity US Govt Reserves Fund .....................       399,207
  269,864     INVESCO Cash Reserves Fund .........................       269,864
    4,588     INVESCO US Govt Money Mkt Fund .....................         4,588
  213,614     Lexington Money Market Trust .......................       213,614
  217,585     Liberty-Stein Roe Cash Reserves Fund ...............       217,585
1,431,220     Rydex US Govt Money Market Fund.....................     1,431,220
  363,503     Scudder Cash Investment Trust ......................       363,503
  535,091     USAA Money Market Fund .............................       535,091
  113,008     USAA Treasury Money Market Fund ....................       113,008
                                                                         -------
              Total Money Market Funds
              (Cost $5,408,499)...................................     5,408,499
                                                                       ---------

 PRINCIPAL
  AMOUNT
  ------
              SHORT-TERM DEMAND NOTES:  3.00%
              -------------------------------
 $287,900     Firstar Bank Milwaukee, NA,
              6.29%, 10/02/00
              (Cost $287,900).....................................       287,900
                                                                         -------
             Total Investment in Securities
             (Cost $9,576,666............................(a)100.01%   9,605,393

             Liabilities in Excess
                of Other Assets..............................(0.01%)       (984)
                                                             -----         ----

             NET ASSETS.....................................100.00%  $9,604,409
                                                            =======  ==========



(a) Cost for federal income tax purposes is the same and net unrealized appreciation consists of:

             Gross unrealized appreciation...........................$   87,127
             Gross unrealized depreciation...........................   (58,400)
                                                                        -------
             Net Unrealized Appreciation.............................$   28,727
                                                                     ==========

                 See Accompanying Notes to Financial Statements

                         Merriman Leveraged Growth Fund
                            Portfolio of Investments
                               September 30, 2000


                                                                    MARKET VALUE
   SHARES                                                              (NOTE 2A)
   ------                                                              ---------
             DOMESTIC EQUITY FUNDS:  65.76%
             ------------------------------
   45,790    Dreyfus Founders Growth Fund.........................$    1,060,953
   67,877    Federated Large Cap Growth Fund ......................    1,005,265
   32,970    Federated Stock Trust ................................    1,181,651
   33,893    Fidelity Disciplined Equity Fund .....................    1,072,375
   34,055    Fidelity Stock Selector Fund .........................    1,114,628
   16,897    Fidelity Trend Fund ..................................    1,135,299
   41,308    INVESCO Endeavor Fund ................................    1,138,442
   20,825    INVESCO Program Dynamics Fund ........................      664,322
   44,477    Liberty-Stein Roe Disciplined Stock Fund..............      894,423
   26,215    Neuberger Berman Genesis Fund.........................    1,215,098
   41,621    Scudder Large Company Value Fund .....................    1,201,599
   35,611    Value Line Fund ......................................      929,092
   17,126    Value Line Leveraged Growth Fund .....................    1,001,333
                                                                       ---------
             Total Domestic Equity Funds
             (Cost $13,430,473)....................................   13,614,480
                                                                      ----------

             INTERNATIONAL EQUITY FUNDS:  5.27%
             ----------------------------------
   29,228    Scudder Global Discovery Fund
             (Cost $1,034,000).....................................    1,091,391
                                                                       ---------

             MONEY MARKET FUNDS:  14.94%
             ---------------------------
   47,741    Columbia Daily Income Fund ...........................       47,741
  963,900    Dreyfus Founders Money Market Fund ...................      963,900
  979,573    Federated Treasury Obligation Fund ...................      979,573
   44,969    Fidelity Cash Reserves Fund ..........................       44,969
   26,215    Neuberger Berman Cash Reserves Fund ..................       26,215
    2,522    Rydex US Govt Money Market Fund ......................        2,522
1,027,516    USAA Money Market Fund ...............................    1,027,516
                                                                       ---------
              Total Money Market Funds
             (Cost $3,092,436).....................................    3,092,436
                                                                       ---------

PRINCIPAL
 AMOUNT
 ------
             SHORT-TERM DEMAND NOTES:  14.24%
             --------------------------------
$1,008,350   American Family Demand Note
             6.24% , 12/01/00......................................    1,008,350
 1,008,200   Firstar Bank Milwaukee, NA
             6.29%, 10/02/00.......................................    1,008,200
   933,100   Sara Lee Demand Notes
             6.22% , 01/21/01......................................      933,100
                                                                         -------
             Total Short-Term Demand Notes
             (Cost $2,949,650).....................................    2,949,650
                                                                       ---------

             Total Investment in Securities
             (Cost $20,506,559) (a)........................100.21%   20,747,957

             Liabilities in Excess
              of Other Assets.............................. (0.21%)     (43,614)
                                                            -----       -------

             NET ASSETS....................................100.00%  $20,704,343
                                                           =======  ===========


(a) Cost for federal income tax purposes is the same and net unrealized appreciation consists of:

             Gross unrealized appreciation.........................$    351,878
             Gross unrealized depreciation.........................    (110,480)
                                                                       --------
             Net Unrealized Appreciation...........................    $241,398
                                                                       ========

See Accompanying Notes to Financial Statements




                                                 STATEMENTS OF ASSETS AND LIABILITIES
                                                          September 30, 2000



                                                                             MERRIMAN      MERRIMAN        MERRIMAN       MERRIMAN
                                                             MERRIMAN        GROWTH &       CAPITAL          ASSET        LEVERAGED
                                                          FLEXIBLE BOND       INCOME      APPRECIATION    ALLOCATION       GROWTH
                                                               FUND            FUND           FUND            FUND          FUND
Assets
   Investments in securities, at market value
     (identified cost $7,220,757, $8,311,162,
     $12,162,846, $9,576,666 and $20,506,559,
     respectively) (Note 2)                                 $7,168,538     $8,245,654     $12,218,350      $9,605,393    $20,747,957
   Cash                                                              -              -               -               -             35
   Dividends and interest receivable                            34,660         96,904          16,601          31,110         13,983
   Receivable for capital stock sold                             1,616            208             100             100            100
                                                                 -----            ---             ---             ---            ---
      Total assets                                           7,204,814      8,342,766      12,235,051       9,636,603     20,762,075
                                                             ---------      ---------      ----------       ---------     ----------
Liabilities
   Accrued management fees                                       5,078          8,873          12,820          10,037         21,779
   Other accrued expenses                                        7,932          9,991          17,706          21,722         35,953
   Payable for capital stock repurchased                         4,934              -         109,207               -              -
   Distributions payable                                         5,852              -               -               -              -
   Other                                                         8,820            959              33             435              -
                                                                 -----            ---              --             ---          -----
     Total liabilities                                          32,616         19,823         139,766          32,194         57,732
                                                                ------         ------         -------          ------         ------
Net Assets
   (Applicable to 732,713,  822,995, 1,207,437, 934,546,
   and 1,597,348 shares of beneficial interest with no
   par value, unlimited number of shares authorized)        $7,172,198     $8,322,943     $12,095,285      $9,604,409    $20,704,343
                                                            ==========     ==========     ===========      ==========    ===========
Pricing of Shares
   Net asset value, offering and redemption price per share
   $ 7,172,198 /    732,713 shares                          $     9.79
                                                            ==========
   $ 8,322,943 /    822,995 shares                                         $    10.11
                                                                           ==========
   $12,095,285 / 1,207,437 shares                                                         $     10.02
                                                                                          ===========
   $ 9,604,409 /    934,546 shares                                                                         $    10.28
                                                                                                           ==========
   $20,704,343 / 1,597,348 shares                                                                                        $     12.96
                                                                                                                         ===========

Net assets
   At September30, 2000, net assets consisted of:
     Paid-in capital                                        $7,348,843     $7,605,695     $10,459,826      $8,450,967    $16,754,756
     Undistributed net investment income                         1,297         93,618         183,612         220,108        503,400
     Accumulated net realized gain (loss)                     (125,723)       689,138       1,396,343         904,607      3,204,789
     Unrealized appreciation (depreciation) on investments     (52,219)       (65,508)         55,504          28,727        241,398
                                                               -------        -------          ------          ------        -------
                                                            $7,172,198     $8,322,943     $12,095,285      $9,604,409    $20,704,343
                                                            ==========     ==========     ===========      ==========    ===========

                 See Accompanying Notes to Financial Statements



                                                       STATEMENTS OF OPERATIONS
                                                     Year Ended September 30, 2000



                                                             MERRIMAN      MERRIMAN     MERRIMAN     MERRIMAN
                                                MERRIMAN     GROWTH &       CAPITAL       ASSET      LEVERAGED
                                              FLEXIBLE BOND   INCOME     APPRECIATION  ALLOCATION     GROWTH
                                                  FUND         FUND          FUND         FUND         FUND
                                                  ----         ----          ----         ----         ----
Investment Income
   Interest                                    $   40,279   $   16,803   $   46,157   $    25,273   $   48,778
   Dividends                                      359,721      261,809      415,099       458,475      872,428
                                                  -------      -------      -------       -------      -------
     Total investment income                      400,000      278,612      461,256       483,748      921,206
                                                  -------      -------      -------       -------      -------

Expenses
   Management fees (Note 3)                        69,560      115,081      166,013       132,510      278,802
   Accounting services                             15,925       20,447       28,796        23,662       50,745
   Custodian fees                                   4,115        4,023        4,999         4,552        7,388
   Transfer agent fees                             10,281       10,315       11,562        10,634       14,457
   Interest expense (Note 4)                            -            -            -             -       31,669
   Professional services                            5,933        7,616       10,710         9,125       15,883
   Registration fees                                4,542        4,443        8,108         8,163        8,052
   Insurance and other                              3,112        3,029        5,040         4,824        7,689
   Printing                                           381          556          922           352        2,294
   Trustees fees                                      230          351          432           122          827
                                                      ---          ---          ---           ---          ---

   Expenses before reimbursement                  114,079      165,861      236,582       193,944      417,806
                                                  -------      -------      -------       -------      -------
   Reimbursement by advisor (Note 3)                9,708           -             -             -            -
                                                    -----      -------      -------       -------      -------
   Total expenses                                 104,371      165,861      236,582       193,944      417,806
                                                  -------      -------      -------       -------      -------
   Net investment income                          295,629      112,751      224,674       289,804      503,400
                                                  -------      -------      -------       -------      -------

Realized and Unrealized Gain (Loss)
 on Investments
   Net realized gain (loss) from security
    transactions                                  (42,267)     345,720      877,664       701,306    2,305,448
   Capital  gain distributions from  regulated
    investment companies                                -      343,481      518,751       203,630      901,137
   Net decrease in unrealized appreciation
    of investments                                (69,730)    (334,675)    (210,733)     (548,398)    (879,589)
                                                  -------     --------     --------      --------     --------
   Net realized and unrealized gain (loss) on
    investments                                  (111,997)     354,526    1,185,682       356,538    2,326,996
                                                 --------      -------    ---------       -------    ---------
   Net increase in net assets resulting from
    operations                                   $183,632   $  467,277   $1,410,356    $  646,342   $2,830,396
                                                 ========   ==========   ==========    ==========   ==========

                 See Accompanying Notes to Financial Statements



                                                  STATEMENTS OF CHANGES IN NET ASSETS

                                                              MERRIMAN FLEXIBLE           MERRIMAN GROWTH &
                                                                   BOND FUND                 INCOME FUND
                                                                   ---------                 -----------
                                                            YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,SEPTEMBER 30,
                                                               2000          1999         2000         1999
                                                               ----          ----         ----         ----
Operations:
   Net investment income                                    $  295,629    $ 365,141    $  112,751   $   60,996
   Net realized gain (loss) on investments                     (42,267)     (84,374)      345,720      148,916
   Capital gain distributions from regulated investment
     companies                                                       -       10,554       343,481      514,131
   Net increase (decrease) in unrealized appreciation
     on investments                                            (69,730)     (87,584)     (334,675)     387,813
                                                               -------      -------      --------      -------
   Net increase in net assets resulting from operations        183,632      203,737       467,277    1,111,856

Distributions to shareholders:
   Distributions from net realized gain on investments               -            -      (646,201)    (585,865)
   Distributions from net investment income                   (295,086)    (364,405)      (19,133)    (118,817)

Capital share transactions:
   Increase (decrease) in net assets resulting from capital
     share transactions (Note 6)                              (692,437)     636,822      (240,656)    (163,743)
                              -                               --------      -------      --------     --------
   Total increase (decrease)                                  (803,891)     476,154      (438,713)     243,431

Net assets
   Beginning of year                                         7,976,089    7,499,935     8,761,656    8,518,225
                                                             ---------    ---------     ---------    ---------
   End of year*                                             $7,172,198   $7,976,089    $8,322,943   $8,761,656
                                                            ==========   ==========    ==========   ==========

* Including undistributed net investment income of:         $    1,297   $      754    $   93,618   $        -
                                                            ==========   ==========    ==========   ==========



                                                                 MERRIMAN CAPITAL           MERRIMAN ASSET
                                                                 APPRECIATION FUND          ALLOCATION FUND
                                                                 -----------------          ---------------
                                                              YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           SEPTEMBER 30, SEPTEMBER 30,SEPTEMBER 30,SEPTEMBER 30,
                                                               2000          1999         2000         1999
                                                               ----          ----         ----         ----
Operations:
   Net investment income                                    $  224,674   $  191,325   $   289,804   $  301,271
   Net realized gain on investments                            877,664      628,899       701,306      110,347
   Capital gain distributions from regulated investment
     companies                                                 518,751      538,537       203,630      354,918
   Net increase (decrease) in unrealized appreciation
     on investments                                           (210,733)     469,582      (548,398)     530,941
                                                              --------      -------      --------      -------
   Net increase in net assets resulting from operations      1,410,356    1,828,343       646,342    1,297,477

Distributions to shareholders:
   Distributions from net realized gain on investments      (1,168,230)    (469,197)     (488,871)    (381,247)
   Distributions from net investment income                   (150,636)     (81,751)     (254,217)     (93,129)

Capital share transactions:
   Decrease in net assets resulting from capital
     share transactions (Note 6)                              (239,273)  (1,678,023)     (939,733)  (2,350,512)
                                                              --------   ----------      --------   ----------
   Total decrease                                             (147,783)    (400,628)   (1,036,479)  (1,527,411)

Net assets
   Beginning of year                                        12,243,068   12,643,696    10,640,888   12,168,299
                                                            ----------   ----------    ----------   ----------
   End of year*                                            $12,095,285  $12,243,068   $ 9,604,409  $10,640,888
                                                           ===========  ===========   ===========  ===========

* Including undistributed net investment income of:        $   183,612  $   109,574   $   220,108  $   208,142
                                                           ===========  ===========   ===========  ===========

See Accompanying Notes to Financial Statements


                                            STATEMENTS OF CHANGES IN NET ASSETS (Continued)


                                                                              MERRIMAN LEVERAGED
                                                                                 GROWTH FUND
                                                                                 -----------

                                                            YEAR ENDED                YEAR ENDED
                                                           SEPTEMBER 30,             SEPTEMBER 30,
                                                               2000                      1999
                                                               ----                      ----
Operations:
   Net investment income (loss)                             $  503,400                $  (82,463)
   Net realized gain on investments                          2,305,448                 1,408,667
   Capital gain distributions from regulated
     investment companies                                      901,137                 1,018,656
   Net increase (decrease) in unrealized
     appreciation on investments                              (879,589)                1,366,712
                                                              --------                 ---------
   Net increase in net assets resulting from operations      2,830,396                 3,711,572

Distributions to shareholders:
   Distributions from net realized gain on investments      (2,344,927)                 (937,419)

Capital share transactions:
   Increase in net assets resulting from capital share
      transactions (Note 6)                                  1,464,890                   492,014
                                                             ---------                   -------
   Total increase                                            1,950,359                 3,266,167

Net assets
   Beginning of year                                        18,753,984                15,487,817
                                                            ----------                ----------
   End of year*                                            $20,704,343               $18,753,984
                                                           ===========               ===========

* Including undistributed net investment income of:        $   503,400               $         -
                                                           ===========               ===========

See Accompanying Notes to Financial Statements


                                                  MERRIMAN LEVERAGED GROWTH FUND
                                                      STATEMENT OF CASH FLOWS


                                                                              YEAR ENDED                YEAR ENDED
                                                                            SEPTEMBER 30,             SEPTEMBER 30,
                                                                                2000                      1999
                                                                                ----                      ----
Cash flows from operating activities:
   Dividends and interest received                                          $  327,874                 $  405,890
   Operating expenses paid                                                    (391,002)                  (470,786)
   Net purchases of short-term investments                                   1,103,326                 (3,802,246)
   Purchases of portfolio securities                                       (74,136,318)               (52,185,135)
   Proceeds from sales of portfolio securities                              72,476,656                 55,488,967
   Long-term capital gain distributions received                             1,499,797                  1,018,656
                                                                             ---------                  ---------
      Net cash provided by operating activities                                880,333                    455,346
                                                                               -------                    -------
Cash flows from financing activities:
   Proceeds from capital shares sold                                         7,020,879                  5,015,242
   Payments on capital shares redeemed                                      (7,843,146)                (5,420,614)
   Cash dividends paid *                                                       (57,870)                   (50,113)
   Net increase (decrease) in loan payable to custodian bank                         -                          -
                                                                              --------                    -------
   Net cash used for financing activities                                     (880,137)                  (455,485)
                                                                              --------                   --------

   Net change in cash                                                              196                       (139)
   Cash at beginning of year                                                      (161)                       (22)
                                                                                  ----                        ---
   Cash (overdraft) at end of year                                          $       35                 $     (161)
                                                                            ==========                 ==========

Reconciliation of net increase in net assets  resulting  from  operations to net cash provided by (used for) operating activities:
   Net increase in net assets resulting from operations                     $2,830,396                 $3,711,572
                                                                            ----------                 ----------
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
   (Increase) decrease in investment securities                             (1,993,042)                (3,273,793)
   (Increase) decrease in dividends and interest receivable                      5,328                     17,940
   (Increase) decrease in investment securities sold                            10,847                          -
   Increase (decrease) in accrued management fees                                2,317                      3,238
   Increase (decrease) in other accrued expenses                                24,487                     (3,611)
                                                                                ------                     ------

   Total Adjustments                                                        (1,950,063)                (3,256,226)
                                                                            ----------                 ----------
     Net cash provided by operating activities                              $  880,333                 $  455,346
                                                                            ==========                 ==========



* Non-cash financing activities included herein consist of reinvestment of distributions to shareholders of $2,287,057 and $887,306 respectively.

                 See Accompanying Notes to Financial Statements

                                                        MERRIMAN MUTUAL FUNDS
                                                         FINANCIAL HIGHLIGHTS


                                                               FLEXIBLE BOND FUND
                                                  (for a share outstanding throughout the year)
                                                            Year Ended September 30,

                                            2000          1999         1998         1997        1996
                                            ----          ----         ----         ----        ----
Net asset value, beginning of year       $  9.96       $ 10.15      $ 10.74      $ 10.36     $ 10.23
                                         -------       -------      -------      -------     -------
Income from investment operations
   Net investment income                    0.43          0.46         0.63         0.60        0.63
   Net gains or losses on securities
     (realized and unrealized)             (0.17)        (0.19)       (0.32)        0.38        0.13
                                           -----         -----        -----         ----        ----
     Total from investment operations       0.26          0.27         0.31         0.98        0.76
                                            ----          ----         ----         ----        ----
Less distributions:
   From investment income                  (0.43)        (0.46)       (0.67)       (0.60)      (0.63)
   From realized capital gains                 -             -        (0.23)           -           -
                                           -----         -----        -----        -----       -----
     Total distributions                   (0.43)        (0.46)       (0.90)       (0.60)      (0.63)
                                           -----         -----        -----        -----       -----
Net asset value, end of year             $  9.79       $  9.96      $ 10.15      $ 10.74     $ 10.36
                                         =======       =======      =======      =======     =======
Total return                                2.66%         2.71%        3.03%        9.64%       7.62%

Net assets, end of year($000)            $ 7,172       $ 7,976      $ 7,500      $ 9,220     $ 8,661
Ratio of expenses to average net assets     1.65%*        1.57%*       1.50%        1.46%       1.49%
Ratio of net income to average net assets   4.27%         4.52%        5.93%        5.54%       6.05%

Portfolio turnover rate                   774.04%       435.08%      206.12%      172.73%     139.77%


                                                              GROWTH & INCOME FUND
                                                  (for a share outstanding throughout the year)
                                                            Year Ended September 30,

                                            2000          1999         1998         1997        1996
                                            ----          ----         ----         ----        ----
Net asset value, beginning of year       $ 10.34       $  9.87      $ 12.96      $ 11.65     $ 11.32
                                         -------       -------      -------      -------     -------
Income from investment operations
   Net investment income                    0.13          0.08         0.32         0.19        0.27
   Net gains or losses on securities
     (realized and unrealized)              0.44          1.40        (0.17)        2.40        1.02
                                            ----          ----        -----         ----        ----
     Total from investment operations       0.57          1.48         0.15         2.59        1.29
                                            ----          ----         ----         ----        ----
Less distributions:
   From investment income                  (0.02)        (0.15)       (0.27)       (0.24)      (0.27)
   From realized capital gains             (0.78)        (0.86)       (2.97)       (1.04)      (0.69)
                                           -----         -----        -----        -----       -----
      Total distributions                  (0.80)        (1.01)       (3.24)       (1.28)      (0.96)
                                           -----         -----        -----        -----       -----
Net asset value, end of year             $ 10.11       $ 10.34      $  9.87      $ 12.96     $ 11.65
                                         =======       =======      =======      =======     =======
Total return                                4.96%        13.61%        2.99%       24.11%      12.18%

Net assets, end of year($000)            $ 8,323       $ 8,762      $ 8,518      $ 9,514     $ 8,702
Ratio of expenses to average net assets     1.81%         1.79%        1.75%        1.71%       1.77%
Ratio of net income to average net assets   1.23%         0.68%        2.61%        1.42%       2.33%
Portfolio turnover rate                   371.80%       276.73%      280.78%      105.11%     133.00%

* Prior to reimbursement from advisor

                 See Accompanying Notes to Financial Statements

                                                      MERRIMAN MUTUAL FUNDS
                                                FINANCIAL HIGHLIGHTS (continued)



                                                             CAPITAL APPRECIATION FUND
                                                   (for a share outstanding throughout the year)
                                                             Year Ended September 30,

                                            2000          1999         1998         1997        1996
                                            ----          ----         ----         ----        ----
Net asset value, beginning of year       $  9.99       $  9.06      $ 12.02      $ 10.93     $ 11.69
                                         -------       -------      -------      -------     -------
Income from investment operations
   Net investment income                    0.26          0.15         0.19         0.06        0.19
   Net gains or losses on securities
     (realized and unrealized)              0.89          1.19        (0.74)        2.13        0.37
                                            ----          ----        -----         ----        ----
     Total from investment operations       1.15          1.34        (0.55)        2.19        0.56
                                            ----          ----        -----         ----        ----
Less distributions:
   From investment income                  (0.13)        (0.06)       (0.20)       (0.06)      (0.22)
   From realized capital gains             (0.99)        (0.35)       (2.21)       (1.04)      (1.10)
                                           -----         -----        -----        -----       -----
     Total distributions                   (1.12)        (0.41)       (2.41)       (1.10)      (1.32)
                                           -----         -----        -----        -----       -----
Net asset value, end of year             $ 10.02       $  9.99      $  9.06      $ 12.02     $ 10.93
                                         =======       =======      =======      =======     =======
Total return                               10.73%        14.83%       (3.87)%      21.93%       5.69%

Net assets end of year ($000)            $12,095       $12,243      $12,644      $15,567     $16,665
Ratio of expenses to average net assets     1.78%         1.81%        1.81%        1.79%       1.84%
Ratio of net income to average net assets   1.69%         1.47%        1.64%        0.58%       1.74%

Portfolio turnover rate                   469.11%       310.65%      446.18%      114.36%     254.77%




                                                               ASSET ALLOCATION FUND
                                                   (for a share outstanding throughout the year)
                                                             Year Ended September 30,

                                            2000          1999         1998         1997        1996
                                            ----          ----         ----         ----        ----
Net asset value, beginning of year       $ 10.41       $  9.70      $ 11.88      $ 11.61     $ 11.21
                                         -------       -------      -------      -------     -------
Income from investment operations
   Net investment income                    0.30          0.28         0.40         0.26        0.30
   Net gains or losses on securities
     (realized and unrealized)              0.33          0.84        (0.76)        1.27        0.50
                                            ----          ----        -----         ----        ----
     Total from investment operations       0.63          1.12        (0.36)        1.53        0.80
                                            ----          ----        -----         ----        ----
Less distributions:
   From investment income                  (0.26)        (0.08)       (0.48)       (0.33)      (0.16)
   From realized capital gains             (0.50)        (0.33)       (1.34)       (0.93)      (0.24)
                                           -----         -----        -----        -----       -----
     Total distributions                   (0.76)        (0.41)       (1.82)       (1.26)      (0.40)
                                           -----         -----        -----        -----       -----
Net asset value, end of year             $ 10.28       $ 10.41      $  9.70      $ 11.88     $ 11.61
                                         =======       =======      =======      =======     =======
Total return                                5.73%        11.69%       (2.57)%      14.43%       7.41%

Net assets end of year ($000)            $ 9,604       $10,641      $12,168      $16,543     $17,733
Ratio of expenses to average net assets     1.84%         1.84%        1.84%        1.78%       1.82%
Ratio of net income to average net assets   2.75%         2.63%        3.63%        2.26%       2.53%

Portfolio turnover rate                   437.61%       327.72%      351.19%      161.57%     204.55%

                 See Accompanying Notes to Financial Statements


                                                      Merriman Mutual Funds
                                                Financial Highlights (continued)


                                                              Leveraged Growth Fund
                                                   (for a share outstanding throughout the year)
                                                              Year Ended September 30,


                                              2000         1999         1998         1997        1996
                                              ----         ----         ----         ----        ----
Net asset value, beginning of year         $ 12.57      $ 10.66      $ 14.85      $ 12.30     $ 12.30
                                           -------      -------      -------      -------     -------
Income from investment operations
   Net investment income (loss)               0.32        (0.06)        0.06        (0.20)      (0.08)
   Net gains or losses on securities
     (realized and unrealized)                1.65         2.63        (1.18)        3.33        0.84
                                              ----         ----        -----         ----        ----
     Total from investment operations         1.97         2.57        (1.12)        3.13        0.76
                                              ----         ----        -----         ----        ----
Less distributions:
   From investment income                        -            -        (0.06)           -           -
   From realized capital gains               (1.58)       (0.66)       (3.01)       (0.58)      (0.76)
                                             -----        -----        -----        -----       -----
     Total distributions                     (1.58)       (0.66)       (3.07)       (0.58)      (0.76)
                                             -----        -----        -----        -----       -----
Net asset value, end of year               $ 12.96      $ 12.57      $ 10.66      $ 14.85     $ 12.30
                                           =======      =======      =======      =======     =======
Total return                                 14.67%       24.33%       (6.71)%      26.66%       6.85%

Net assets end of year ($000)              $20,704      $18,754      $15,488      $17,785     $15,694
Ratio of expenses to average net assets (a)   1.88%        2.60%        3.13%        4.13%       3.70%
Ratio of net income (loss) to average net
 assets                                       2.26%       (0.46)%       0.46%       (1.52)%     (0.78)%

Portfolio turnover rate                     440.73%      307.56%      351.46%      130.36%     247.36%


(a) Expenses include interest expense of 0.14%, 0.83%, 1.38%, 2.36% and 1.95% for 2000, 1999, 1998, 1997 and 1996, respectively.





   Information relating to outstanding debt during the year shown below.

                                                AVERAGE              AVERAGE NUMBER
                     AMOUNT OF DEBT         AMOUNT OF DEBT              OF SHARES            AVERAGE AMOUNT OF
                     OUTSTANDING AT           OUTSTANDING              OUTSTANDING            DEBT PER SHARE
YEAR ENDED             END OF YEAR          DURING THE YEAR          DURING THE YEAR          DURING THE YEAR
----------             -----------          ---------------          ---------------          ---------------
September 30, 2000   $          -            $   196,311                1,585,622                  $0.12

September 30, 1999   $          -            $ 1,708,403                1,475,597                  $1.16

September 30, 1998   $          -            $ 2,521,205                1,403,276                  $1.80

September 30, 1997   $  7,000,000            $ 4,295,452                1,250,115                  $3.44

September 30, 1996   $  5,800,000            $ 2,981,434                1,156,941                  $2.58

See Accompanying Notes to Financial Statements

                            MERRIMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS



NOTE 1 - ORGANIZATION

     Merriman  Flexible  Bond  Fund,  Merriman  Growth & Income  Fund,  Merriman
Capital Appreciation Fund, Merriman Asset Allocation Fund, and Merriman Leveraged Growth Fund (the "Funds") are separate series of Merriman Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in 1987 as a Massachusetts Business Trust and may issue an unlimited number of shares of beneficial interest without par value in separate classes of "funds."

     Each fund has specific investment objectives: The objectives of the Flexible Bond Fund are income, preservation of capital and, secondarily, growth of capital. The objectives of the Growth & Income Fund are long-term growth of capital, income and, secondarily, preservation of capital. The objective of the Capital Appreciation Fund is capital appreciation. The objectives of the Asset Allocation Fund are high total return consistent with reasonable risk. The objective of the Leveraged Growth Fund is capital appreciation through the use of leverage and other investment practices.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed in the preparation of the Trust's financial statements. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Short-term debt securities are valued at amortized cost, which approximates market value. Investments in regulated investment companies (mutual funds) are valued at the net asset value per share.

B. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INCOME RECOGNITION. Dividend income and distributions to shareholders are recorded on the "ex-dividend" date. Interest income is accrued daily.

D. SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October losses.

F. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the report period. Actual results may differ from these estimates.

NOTE 3 - INVESTMENT MANAGEMENT AGREEMENT

     Merriman Investment Management Company (the "Manager") receives investment advisory fees from the Funds. As compensation for its services, the Manager is paid a fee which is calculated at an annual rate based on the average daily net assets of each Fund as follows:

                                       Flexible Bond          All Other
                                           Fund                 Funds

    On the first $250 million             1.000%                1.250%
    On the next $250 million               .875%                1.125%
    On all above $500 million              .750%                1.000%

The Manager has agreed to limit each Fund's expenses. In the event that a Fund's expenses exceed any such limitations, the Manager either waives its fees and/or reimburses such fund to the extent required to conform to such limitations. Currently, the maximum expense which each Fund may incur, expressed as a percentage of average net assets, is 2.5% of the first $30 million, 2% of the next $70 million, and 1.5% of all over $100 million.

The Manager has voluntarily reduced the expense limit to 2% of the first $15 million in net assets, 1.5% on the next $35 million, and 1% of net assets over $50 million for the Merriman Capital Appreciation Fund, the Merriman Asset Allocation Fund, and the Merriman Growth & Income Fund, to 2% of the first $15 million in net assets, 1.5% of the next $15 million in net assets, and 1% of net assets over $30 million for the Merriman Leveraged Growth Fund (exclusive of interest expense), and to 1.5% on the first $30 million in net assets and 1.0% of net assets over $30 million for the Merriman Flexible Bond Fund.

For the year ended September 30, 2000, the Advisor made expense reimbursements in the amount of $9,708 to the Merriman Flexible Bond Fund.

Certain trustees and officers of the trust are also officers of the Manager.

NOTE 4 - BANK LINE OF CREDIT

     The Merriman Leveraged Growth Fund pays $14,000 per year (included in interest expense) to maintain an unsecured $7,000,000 bank line of credit;
borrowings under this arrangement bear interest at the bank's prime rate. No compensating balances are required. Balance outstanding at September 30, 2000 was $0.

NOTE 5 - (SEE FOLLOWING)

NOTE 6 - (SEE FOLLOWING)

                            MERRIMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 - CAPITAL SHARES

     At September 30, 2000, there were an unlimited number of no par value shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                MERRIMAN FLEXIBLE BOND FUND                   MERRIMAN GROWTH & Income Fund
                                ---------------------------                   -----------------------------
                          YEAR ENDED               YEAR ENDED              YEAR ENDED             YEAR ENDED
                         SETPEMBER 30,            SEPTEMBER 30,           SEPTEMBER 30,          SEPTEMBER 30,
                             2000                     1999                    2000                   1999
                             ----                     ----                    ----                   ----
                        SHARES    VALUE        SHARES      VALUE        SHARES     VALUE       SHARES     VALUE
                        ------    -----        ------      -----        ------     -----       ------     -----
Shares sold........... 172,516  $1,716,908    211,281   $2,149,600      44,676   $ 479,525     57,835   $ 605,966
Shares issued in
   reinvestment  of
   distributions......  27,014     267,864     30,471      306,733      59,420     647,080     67,030     684,375
                        ------     -------     ------      -------      ------     -------     ------     -------
                       199,530   1,984,772    241,752    2,456,333     104,096   1,126,605    124,865   1,290,341
Shares redeemed.......(267,846) (2,677,209)  (179,288)  (1,819,511)   (128,757) (1,367,261)  (140,428) (1,454,084)
                      --------  ----------   --------   ----------    --------  ----------   --------  ----------
Net increase
  (decrease)           (68,316) $ (692,437)    62,464    $ 636,822     (24,661)  $(240,656)   (15,563) $ (163,743)
                       =======  ==========     ======    =========     =======   =========    =======  ==========

                            MERRIMAN CAPITAL APPRECIATION FUND               MERRIMAN ASSET ALLOCATION FUND
                            ----------------------------------               ------------------------------
                          YEAR ENDED               YEAR ENDED              YEAR ENDED             YEAR ENDED
                         SEPTEMBER 30,            SEPTEMBER 30,           SEPTEMBER 30,          SEPTEMBER 30,
                             2000                     1999                    2000                   1999
                             ----                     ----                    ----                   ----
                        SHARES    VALUE        SHARES      VALUE        SHARES     VALUE       SHARES      VALUE
                        ------    -----        ------      -----        ------     -----       ------      -----
Shares sold .......... 622,385  $6,622,017     93,407     $929,648      21,382   $ 232,323      62,981     $636,697
Shares issued in
   reinvestment of
   distributions ..... 121,358   1,307,020     55,577      543,541      66,390     720,991      45,752      457,519
                       -------   ---------     ------      -------      ------     -------      ------      -------
                       743,743   7,929,037    148,984    1,473,189      87,772     953,314     108,733    1,094,216
Shares redeemed ..... (761,274) (8,168,310)  (319,717)  (3,151,212)   (175,271) (1,893,047)   (341,204)  (3,444,728)
                      --------  ----------   --------   ----------    --------  ----------    --------   ----------
Net decrease ......... (17,531) $ (239,273)  (170,733) $(1,678,023)    (87,499)  $(939,733)   (232,471) $(2,350,512)
                       =======  ==========   ========  ===========     =======   =========    ========  ===========




                              MERRIMAN LEVERAGED GROWTH FUND
                              ------------------------------
                           YEAR ENDED               YEAR ENDED
                         SEPTEMBER 30,            SEPTEMBER 30,
                             2000                     1999
                             ----                     ----
                         SHARES    VALUE        SHARES      VALUE
                         ------    -----        ------      -----
Shares sold...........  497,652  $7,020,979    414,476    $5,025,322
Shares issued in
   reinvestment of
   distributions......  161,858  2,287,057      73,400       887,306
                        -------  ---------      ------       -------
                        659,510  9,308,036     487,876     5,912,628
Shares redeemed....... (553,555)(7,843,146)   (449,613)   (5,420,614)
                       -------- ----------    --------    ----------
Net increase..........  105,955 $1,464,890      38,263     $ 492,014
                        ======= ==========      ======     =========


NOTE 6 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than short-term investments and money market funds for the year ended September 30, 2000 were as follows:

                                             PURCHASES        SALES
                                             ---------        -----
   Merriman Flexible Bond Fund.............$22,849,027     $22,966,862
   Merriman Growth & Income Fund............22,801,551      21,047,782
   Merriman Capital Appreciation Fund.......37,171,829      36,340,604
   Merriman Asset Allocation Fund...........27,381,421      29,315,911
   Merriman Leveraged Growth Fund...........74,136,318      72,465,828

Report of Independent Certified Public Accountants

To The Board of Trustees and Shareholders of Merriman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Merriman Investment Trust, consisting of the Merriman Flexible Bond Fund, Merriman Growth & Income Fund, Merriman Capital Appreciation Fund, Merriman Asset Allocation Fund, and Merriman Leveraged Growth Fund as of September 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows of Merriman Leveraged Growth Fund for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Merriman Investment Trust at September 30, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, Merriman Leveraged Growth cash flows for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania                                  Tait, Weller & Baker
October 19, 2000

                                  ATTACHMENT 3

Semi-Annual Report of the Trust for the six-month period ended March 31, 2001 (File No. 811-05487) (Accession No. 0000830274-01-500005)


Graphic Omitted    MERRIMAN
                   INVESTMENT TRUST
                   1200 Westlake Avenue North Suite 700
                   Seattle, Washington  98109
                   1-800-423-4893

MERRIMAN
Graphic Omitted    INVESTMENT TRUST

     MERRIMAN                                   MERRIMAN INVESTMENT TRUST
HIGH YIELD BOND FUND                          1200 Westlake Ave N, Suite 700
                                                   Seattle, WA  98109
     MERRIMAN                                        1-800-423-4893
GROWTH & INCOME FUND                                 1-206-285-8877
                                                  www.merrimanfunds.com
     MERRIMAN
CAPITAL APPRECIATION                               INVESTMENT MANAGER
       FUND                                        MERRIMAN INVESTMENT
                                                   MANAGEMENT COMPANY
     MERRIMAN                                 1200 Westlake Ave N, Suite 700
 ASSET ALLOCATION                                   Seattle, WA  98109
       FUND
                                                      CUSTODIAN AND
     MERRIMAN                                         TRANSFER AGENT
 LEVERAGED GROWTH                            Firstar Mutual Fund Services, LLC
       FUND                                             PO BOX 701
                                                   Milwaukee, WI  53201
SEMI-ANNUAL REPORT                                  1-800-224-4743

   PERIOD ENDED                                        FUND COUNSEL
  March 31, 2001                                   Sullivan & Worcester
                                                   Boston, Massachusetts



                               Officers & Trustees

                     Paul A. Merriman, President and Trustee

                  William L. Notaro, Executive Vice President,
                        Secretary, Treasurer, and Trustee

                            David A. Ederer, Trustee

                             Ben W. Reppond, Trustee

                             Donald E. West, Trustee

Dear Fellow Shareholder:

In the first six months of our current fiscal year, which will end September 30, 2001, the Merriman Mutual Funds were hit, like every other investor, with one of the toughest stock market environments in many years. Our High Yield Bond Fund had a positive return for the six months, but each of the other four funds declined.

While we are never satisfied with losses, the past six months was an extremely difficult period in which to make money in a diversified portfolio. In the six months ended March 31, the Nasdaq was down 49.9 percent, and the S&P 500 Index fell 19.2 percent. Internationally, the Morgan Stanley EAFE index fell 16.6 percent. If investors ever needed protection from falling markets, this was it.

That protection is what we offer, in the form of market timing and diversification. So how did we do?

That can only be answered by comparison to alternative investments. An all-equity buy-and-hold investor who had invested 40 percent in the S&P 500 Index, 25 percent in the Nasdaq and 35 percent in EAFE would have lost 25.9 percent in the six months ending March 30.

To calculate the appropriate benchmarks for our funds, we use Morningstar mutual fund averages. In the past two quarters, the average U.S. equity fund lost 20.1 percent, the average international equity fund lost 19.6 percent and the average high-yield bond fund fell 3.1 percent.

The performance of each fund is discussed in detail later in this letter. Here's the summary of our first-half results:
   -  Merriman High Yield Bond Fund:         Up 3.2 percent
   -  Merriman Asset Allocation Fund:        Down 4.2 percent
   -  Merriman Growth & Income Fund:         Down 11.0 percent
   -  Merriman Capital Appreciation Fund:    Down 13.6 percent
   -  Merriman Leveraged Growth Fund:        Down 11.1 percent

While those results are disappointing, our Funds' strategies worked as they were supposed to, by protecting shareholders' money from major losses during one of the worst periods in modern stock market history.

COMMENTARY ON THE STOCK MARKET

Here's a ray of hope: History shows that, 85 percent of the time, the stock market has reached bottom within six months of the first interest-rate cut by the Federal Reserve. In this case, the first cut came on January 3, 2001. That suggests that this market could have passed its bottom by July.

From 1950 through 2000, there were only four times when the Standard & Poor's 500 Index declined 25 percent or more. In April this year, it happened for the fifth time. In every prior case, investors received double-digit returns in the 12 months after the 25-percent decline. After the bear markets that began in 1961, 1968, 1973 and 1987, the one-year subsequent gains were 35.6 percent, 39.2 percent, 16.0 percent and 27.5 percent, respectively. That suggests that gains of 20 percent or more are quite possible over the next 12 months.

WHAT INVESTORS SHOULD DO

But history rarely repeats itself exactly. Yes, falling interest rates are bullish. But even after a series of rate cuts, there are still many ways that any rally can be derailed.

And savvy investors should never forget something quite obvious: The only way to participate in a recovery is to remain invested.

There's no universal bell that rings when the market reaches a bottom and finally starts up for good. The turning point is impossible to recognize until well after it happens. If you wait until you are convinced a recovery is finally at hand, you won't get into the market until you have already missed an opportunity for significant gains. Therefore, it's especially important to remain invested, following your long-term plan.

We have always believed that the way to be a successful investor is to develop a good plan and stick to it. We do that in each of the Merriman Mutual Funds, and over the long run our approach has paid off by providing positive returns while substantially reducing risk.

Our plan calls for diversification, and each Fund we manage is widely diversified. As we have shared with you in other publications, we have added some asset classes in recent months, broadening the base of funds in which we may invest.

Our plan also calls for mechanical market timing, and we never waver from following the discipline of our systems. While timing has not avoided losses, it has limited those losses. And we believe it will continue to reduce the risk of bear markets while letting us participate in bull markets.

Equally as important as diversification is perseverance. We understand that these are difficult times for investors, and in times like this it is more important than ever to keep a long-term perspective.

To repeat something we wrote to you at this time last year: If you can't get through the turmoil of the short term, you have little chance of being a successful investor in the long term.

OUR FUNDS

THE MERRIMAN HIGH YIELD BOND FUND invests in U.S. high-yield bond funds that in our belief offer the best opportunities to achieve attractive returns with below-average volatility. When our timing systems indicate declining markets, we shift assets to money-market instruments and other cash equivalents.

In the six months ending March 31, 2001, according to Morningstar, the average of U.S. high-yield bond funds declined 3.1 percent. The Fund appreciated 3.2 percent. According to Morningstar, the Fund's volatility over the past five years was 59 percent less than the volatility of an average of high-yield bond fund.

THE MERRIMAN ASSET ALLOCATION FUND spreads its investments among five major asset groups, applying market timing to each one. The Fund's present investment policy, when we are fully invested, is to maintain 30 percent of the portfolio in domestic equity funds, 30 percent in international equity funds, 15 percent in U.S. bond funds, 15 percent in international bond funds and 10 percent in gold funds.

In the six months ending March 31, 2001, the Fund declined 4.2 percent. According to Morningstar, an untimed portfolio of the same balance of funds, (the Appropriate Benchmark for this fund) declined 10.7 percent. The Fund's volatility over the past five years was 52 percent less than the volatility of a similar balance of funds, according to Morningstar.

THE MERRIMAN GROWTH AND INCOME FUND invests primarily in growth-and-income funds. Our present investment policy allocates 65 percent of the portfolio to U.S. equity funds and 35 percent to international equity funds, when we are fully invested. Whenever our timing systems indicate the risk of loss is greater than the potential for gain, we take defensive action and move into money-market instruments or other cash equivalents.

In the six months ending March 31, 2001, the fund's total return was a loss of
11.0 percent. A similar mix of domestic and international funds without timing (the Appropriate Benchmark for this fund) declined 19.9 percent. Morningstar data indicate the Fund's volatility over the past five years was 53 percent less than the volatility of a similar mix of domestic and international funds.

THE MERRIMAN CAPITAL APPRECIATION FUND seeks growth of capital by investing in U.S. and international growth, aggressive growth and small-cap funds. Our present investment policy allocates 65 percent of the portfolio to U.S. equity funds and 35 percent to international equity funds, when we are fully invested. Whenever our timing systems indicate the risk of loss is greater than the potential for gain, we take defensive action and move into money-market instruments or other cash equivalents.

In the six months ending March 31, 2001, the fund's total return was a loss of
13.6 percent. A similar mix of domestic and international funds without timing (the Appropriate Benchmark for this fund) declined 19.9 percent. Morningstar data indicate the Fund's volatility over the past five years was 41 percent less than the volatility of a similar mix of domestic and international funds.

THE MERRIMAN LEVERAGED GROWTH FUND'S defensive strategy uses market timing systems similar to those used in the Capital Appreciation Fund and maintain, when fully invested, a similar balance of U.S. and international equity funds. During rising markets, the Fund takes a more aggressive approach in order to seek above-average returns. The Fund may borrow up to $1 for every $2 of its net assets in order to make additional investments when our timing models indicate a high probability of gains.

In the six months ending March 31, 2001, according to Morningstar, the Fund declined 11.1, compared with a loss of 19.9 percent for a similar mix of domestic and international equity funds held without timing or leverage. The Fund's volatility over the past five years was 15 percent less than the volatility of a similar mix of domestic and international funds.

IN SUMMARY

Even in times of great market turmoil, we continue to believe all of our Funds represent excellent strategies for risk averse investors. We think they have a great long-term future, and we continue to invest our own money in them, right along with yours.

We can't promise what their future investment returns will be. But we can promise that they will continue to employ the best tools available to us to take advantage of investment opportunities while we manage risk every business day.

By investing in the Merriman Mutual Funds, you have put your trust in us and in our defensive approach to investing. There is nothing more important to us than living up to that trust. You have my word that we will continue to do everything in our power to see that your patience and your trust in us are rewarded.

Sincerely,

Paul A. Merriman
President

                          Merriman High Yield Bond Fund
                            Portfolio of Investments
                                 March 31, 2001
                                   (Unaudited)


                                                                    MARKET VALUE
   SHARES                                                              (NOTE 2A)
   ------                                                              ---------
                HIGH YIELD BOND FUNDS:  5.10%
                -----------------------------
   35,919       Columbia High Yield Fund
                (Cost $330,128).................................     $   328,303
                                                                     -----------

                INTERNATIONAL BOND FUNDS:  5.46%
                --------------------------------
   38,377       AIM Strategic Income Fund
                (Cost $350,000).................................         351,535
                                                                         -------

                MONEY MARKET FUNDS: 89.65%
                --------------------------
  346,185       AIM Cash Reserves Fund .........................         346,185
  345,466       Federated Money Market Trust ...................         345,466
  339,870       Federated Treasury Obligations Fund ............         339,870
  341,654       Fidelity Daily Money Market Fund ...............         341,654
  332,054       Goldman Sachs Liquid Assets Fund ...............         332,054
  348,843       Liberty Money Market Fund ......................         348,843
  345,232       Neuberger Berman Cash Reserves Fund ............         345,232
  339,690       Oppenheimer Cash Reserves Fund .................         339,690
  335,457       Oppenheimer Money Market Fund ..................         335,457
  343,154       Pilgrim Money Market Fund ......................         343,154
  340,025       SAFECO Money Market Fund .......................         340,025
  348,755       Salomon Brothers Cash Mgmt Fund ................         348,755
  327,579       Scudder Cash Investment Trust ..................         327,579
  322,153       Scudder US Treasury Money Fund .................         322,153
  344,840       Stein Roe Cash Reserves Fund ...................         344,840
  325,079       Strong Money Market Fund .......................         325,079
  347,444       Value Line Cash Fund ...........................         347,444
                                                                         -------
                Total Money Market Funds
                (Cost $5,773,480) ..............................       5,773,480
                                                                       ---------


 PRINCIPAL
    AMOUNT
    ------
                SHORT-TERM DEMAND NOTES:  0.85%
                -------------------------------
 $ 54,900       Firstar Bank Milwaukee, NA
                4.805%, 04/02/01
                (Cost $54,900)..................................          54,900
                                                                          ------
                Total Investment in Securities
                (Cost $6,508,508) (a).........................101.06%  6,508,218

                Liabilities in Excess
                 of Other Assets.............................. (1.06)%  (67,920)
                                                               -----    -------

                NET ASSETS...................................100.00%  $6,440,298
                                                            =======   ==========


(a) Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

                Gross unrealized appreciation....................     $   1,536
                Gross unrealized depreciation....................        (1,826)
                                                                         ------
                Net Unrealized Depreciation......................     $    (290)
                                                                      =========

                 See Accompanying Notes to Financial Statements

                          MERRIMAN GROWTH & INCOME FUND
                            Portfolio of Investments
                                 March 31, 2001
                                   (Unaudited)


                                                                    MARKET VALUE
   SHARES                                                              (NOTE 2A)
   ------                                                              ---------
                DOMESTIC EQUITY FUNDS: 20.90%
                -----------------------------
   14,675       INVESCO Value Equity Fund.......................     $   294,963
   23,586       Neuberger Berman Guardian Fund .................         335,631
   17,942       SAFECO Equity Fund .............................         332,285
   22,409       Salomon Brothers Investors Value Fund ..........         440,780
                                                                         -------
                Total Domestic Equity Funds
                (Cost $1,551,563) ..............................       1,403,659
                                                                       ---------

                MONEY MARKET FUNDS: 73.88%
                --------------------------
  345,160       AIM Cash Reserves Fund .........................         345,160
  320,274       Am Century Govt Agency Money Mkt Fund ..........         320,274
  348,539       Columbia Daily Income Fund .....................         348,539
  287,870       Dreyfus Founders Money Market Fund .............         287,870
  290,893       Fidelity Cash Reserves Fund ....................         290,893
  100,000       Fidelity US Govt Reserves Fund .................         100,000
  100,000       Janus Govt Money Market Fund ...................         100,000
  249,103       Janus Money Market Fund ........................         249,103
  266,183       Pilgrim Money Market Fund ......................         266,183
  307,850       Potomac US Govt Money Market Fund ..............         307,850
  247,617       Scudder Cash Investment Trust ..................         247,617
  200,000       Scudder Money Mkt Series -Premium Fund .........         200,000
  360,254       Sudder Money Mkt Series-Prime Rsv Fund .........         360,254
  277,452       Scudder US Treasury Money Fund .................         277,452
  271,560       Stein Roe Cash Reserves Fund ...................         271,560
  320,216       Strong Money Market Fund .......................         320,216
  393,033       Value Line Cash Fund ...........................         393,033
  275,824       WPG Money Market Fund ..........................         275,824
                                                                         -------
                Total Money Market Funds
                (Cost $4,961,828) ..............................       4,961,828
                                                                       ---------


PRINCIPAL
   AMOUNT
   ------
                SHORT-TERM DEMAND NOTES:   4.94%
                --------------------------------
$ 331,700       Firstar Bank Milwaukee, NA
                4.805%, 04/02/01
                (Cost $331,700).................................         331,700
                                                                         -------
                Total Investment in Securities
                (Cost $6,845,091) (a) .........................99.72%  6,697,187
                                                              ------   ---------

                Other Assets
                  Less Liabilities............................. 0.28%     18,635
                                                                ----      ------

                NET ASSETS....................................100.00% $6,715,822
                                                             =======  ==========


(a)Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

                Gross unrealized appreciation......................$          -
                Gross unrealized depreciation......................    (147,904)
                                                                       --------
                Net Unrealized Depreciation........................$   (147,904)
                                                                   ============

                 See Accompanying Notes to Financial Statements

                       Merriman Capital Appreciation Fund
                            Portfolio of Investments
                                 March 31, 2001
                                   (Unaudited)


                                                                    MARKET VALUE
    SHARES                                                             (NOTE 2A)
    ------                                                             ---------
                 DOMESTIC EQUITY FUNDS: 22.57%
                 -----------------------------
   20,172       Federated Stock Trust..........................          662,438
   21,765       Fidelity Disciplined Equity Fund ..............          488,408
   23,877       Scudder Large Company Value Fund ..............          613,647
   22,853       Value Line Fund ...............................          428,399
                                                                         -------
                Total Domestic Equity Funds
                (Cost $2,405,054) .............................        2,192,892
                                                                       ---------

                MONEY MARKET FUNDS: 74.32%
                --------------------------
  442,501       Am Century Cap Presv Money Mkt Fund ............         442,501
  101,183       Am Century Premium Govt Reserve Fund ...........         101,183
  457,401       Am Century Prime Money Market Fund .............         457,401
  446,045       Columbia Daily Income Fund .....................         446,045
  652,896       Dreyfus Founders Money Market Fund .............         652,896
  502,433       Federated Money Market Trust ...................         502,433
  470,248       Federated Short-Term US Govt Trust .............         470,248
  435,739       Federated Treasury Obligations Fund ............         435,739
  200,000       Fidelity Cash Reserves Fund ....................         200,000
  308,714       Fidelity US Govt Reserves Fund .................         308,714
  372,452       INVESCO Cash Reserves Fund .....................         372,452
  363,977       Pilgrim Money Market Fund ......................         363,977
  473,830       Potomac US Govt Money Market Fund ..............         473,830
  506,908       Rydex US Govt Money Market Fund ................         506,908
  354,492       Scudder Cash Investment Trust ..................         354,492
  501,216       Stein Roe Cash Reserves Fund ...................         501,216
  304,541       USAA Money Market Fund .........................         304,541
  324,588       USAA Treasury Money Market Fund ................         324,588
                                                                         -------
                Total Money Market Funds
                (Cost $7,219,164) ..............................       7,219,164
                                                                       ---------


PRINCIPAL
   AMOUNT
   ------
                SHORT-TERM DEMAND NOTES:  2.88%
                -------------------------------
$ 279,800       Firstar Bank Milwaukee, NA
                4.805%, 04/02/01
                (Cost $279,800).................................         279,800
                                                                         -------
                Total Investment in Securities
                (Cost $9,904,018) (a).........................99.77%   9,691,856

                Other Assets
                 Less Liabilities............................  0.23%      22,489
                                                               ----       ------
                NET ASSETS ..................................100.00%  $9,714,345
                                                            =======   ==========


(a) Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

                Gross unrealized appreciation................         $       -
                Gross unrealized depreciation................          (212,162)
                                                                       --------
                Net Unrealized Depreciation..................         $(212,162)
                                                                      =========

                 See Accompanying Notes to Financial Statements

                         MERRIMAN ASSET ALLOCATION FUND
                            Portfolio of Investments
                                 March 31, 2001
                                   (Unaudited)


    SHARES                                                          MARKET VALUE
    ------                                                          ------------
                                                                       (NOTE 2A)
                DOMESTIC EQUITY FUNDS: 9.39%
                ----------------------------
   15,232       Liberty Select Value Fund - Class S.............    $    307,996
   18,472       Scudder Large Company Value Fund................         474,719
                                                                         -------
                Total Domestic Equity Funds
                (Cost $833,911).................................         782,715
                                                                         -------
                DOMESTIC BOND FUNDS:  5.66%
                ---------------------------
   26,932       Federated Bond Fund.............................    $    238,080
   23,760       Rydex US Govt Bond Fund.........................         233,326
                                                                         -------
                Total Domestic Bond Funds
                (Cost $460,000).................................         471,406
                                                                         -------

                INTERNATIONAL BOND FUNDS: 6.05%
                -------------------------------
   55,337       Scudder Global Bond Fund
                (Cost $509,998).................................         504,121
                                                                         -------

                MONEY MARKET FUNDS: 74.53%
                --------------------------
  258,909       AIM Cash Reserves Fund .........................         258,909
  341,347       Am Century Govt Agency Money Mkt Fund ..........         341,347
  358,667       Am Century Prime Money Mkt Fund ................         358,667
  393,197       Columbia Daily Income Fund .....................         393,197
  382,368       Dreyfus Founders Money Market Fund .............         382,368
  550,995       Federated Money Market Trust ...................         550,995
  225,964       Federated Treasury Obligations Fund ............         225,964
  407,734       Fidelity Cash Reserves Fund ....................         407,734
  381,809       Fidelity Daily Money Market Fund ...............         381,809
  269,864       INVESCO Cash Reserves Fund .....................         269,864
  364,144       INVESCO US Govt Money Mkt Fund .................         364,144
  202,229       Pilgrim Money Market Fund ......................         202,229
  358,805       Potomac US Govt Money Market Fund ..............         358,805
  803,099       Rydex US Govt Money Market Fund ................         803,099
  328,628       Scudder Cash Investment Trust ..................         328,628
  582,053       USAA Treasury Money Market Fund ................         582,053
                                                                         -------
                Total Money Market Funds
                (Cost $6,209,812) ..............................       6,209,812
                                                                       ---------

PRINCIPAL
   AMOUNT
   ------
                SHORT-TERM DEMAND NOTES:  4.19%
$ 348,900       Firstar Bank Milwaukee, NA,
                4.805%, 04/02/01
                (Cost $348,900).................................         348,900
                                                                         -------
                Total Investment in Securities
                (Cost $8,362,621) (a).......................   99.82%  8,316,954

                Other Assets
                  Less Liabilities..........................    0.18%     15,256
                                                                ----      ------
                NET ASSETS..................................  100.00% $8,332,210
                                                              ======  ==========


(a) Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

                Gross unrealized appreciation...................  $      11,406
                Gross unrealized depreciation...................        (57,073)
                                                                        -------
                 Net Unrealized Depreciation.....................  $    (45,667)
                                                                   ============

                 See Accompanying Notes to Financial Statements

                         MERRIMAN LEVERAGED GROWTH FUND
                            Portfolio of Investments
                                 March 31, 2001
                                   (Unaudited)

                                                                    MARKET VALUE
   SHARES                                                              (NOTE 2A)
   ------                                                              ---------
                DOMESTIC EQUITY FUNDS:  31.47%
                ------------------------------
   32,970       Federated Stock Trust...........................   $   1,082,741
   25,783       Fidelity Disciplined Equity Fund................         580,595
   37,211       LibertySelect Value Fund - Class S..............         752,404
   67,656       Neuberger Berman Genesis Fund...................       1,252,309
   32,205       Robertson Stephens Value + Growth Fund..........         709,488
   41,621       Scudder Large Company Value Fund................       1,069,660
                                                                       ---------
                Total Domestic Equity Funds
                (Cost $5,848,296)...............................       5,447,197
                                                                       ---------

                MONEY MARKET FUNDS:  64.60%
                ---------------------------
  892,435       Columbia Daily Income Fund......................         892,435
  898,388       Dreyfus Founders Money Market Fund..............         898,388
  757,611       Federated Money Market Trust....................         757,611
  991,404       Federated Treasury Obligation Fund..............         991,404
  670,001       Fidelity Cash Reserves Fund.....................         670,001
  368,678       Fidelity US Govt Reserves Fund..................         368,678
  752,219       INVESCO Cash Reserves Fund......................         752,219
  485,866       INVESCO US Govt Money Market Fund...............         485,866
  626,096       Neuberger Berman Cash Reserves Fund.............         626,096
  757,227       Potomac US Govt Money Market Fund...............         757,227
  851,821       Rydex US Govt Money Market Fund.................         851,821
  661,814       Scudder Cash Investment Trust...................         661,814
  785,870       Scudder US Treasury Money Fund..................         785,870
  687,219       USAA Money Market Fund..........................         687,219
  994,534       Value Line Cash Fund............................         994,534
                                                                         -------
                 Total Money Market Funds
                (Cost $11,181,183)..............................      11,181,183
                                                                      ----------

PRINCIPAL
   AMOUNT
   ------
                SHORT-TERM DEMAND NOTES:  5.73%
                -------------------------------
$ 873,600       Firstar Bank Milwaukee, NA
                4.805%, 04/02/01................................         873,600
  117,300       Wisconsin Electric Demand Notes
                4.63% , 04/02/01................................         117,300
                                                                         -------
                Total Short-Term Demand Notes
                (Cost $990,900).................................         990,900
                                                                         -------

                Total Investment in Securities
                (Cost $18,020,379) (a).....................101.80%    17,619,280

                Liabilities in Excess
                 of Other Assets........................... (1.80%)    (311,842)
                                                            -----      --------

                NET ASSETS.................................100.00%  $ 17,307,438
                                                          =======   ============


(a) Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

                Gross unrealized appreciation...................    $   112,309
                Gross unrealized depreciation...................       (513,408)
                                                                       --------
                Net Unrealized Depreciation.....................      $(401,099)
                                                                      =========

                 See Accompanying Notes to Financial Statements


                                                 STATEMENTS OF ASSETS AND LIABILITIES
                                                            March 31, 2001
                                                              (Unaudited)


                                                                           MERRIMAN      MERRIMAN     MERRIMAN     MERRIMAN
                                                              MERRIMAN     GROWTH &       CAPITAL       ASSET      LEVERAGED
                                                          HIGH YIELD BOND   INCOME      APPRECIATION  ALLOCATION    GROWTH
                                                                FUND         FUND          FUND          FUND         FUND
                                                                ----         ----          ----          ----         ----
Assets
   Investments in securities, at market value
     (identified cost $6,508,508, $6,845,091,
     $9,904,018, $8,362,621 and $18,020,379,
     respectively) (Note 2)                                 $6,508,218     $6,697,187    $9,691,856   $ 8,316,954  $17,619,280
   Cash                                                             --              7            --             9           15
   Dividends and interest receivable                            47,887         27,296        38,901        36,734       70,338
   Prepaid expenses                                              5,368             --            --            --        1,112
                                                                 -----          -----         -----         -----        -----
      Total assets                                           6,561,473      6,724,490     9,730,757     8,353,697   17,690,745
                                                             ---------      ---------     ---------     ---------   ----------
Liabilities
   Overdraft                                                     1,870             --             6            --           --
   Accrued management fees                                       4,225          6,689        10,325         8,853       18,971
   Other accrued expenses                                           --          1,979         6,081        12,634           --
   Distributions payable                                       115,080             --            --            --      364,336
                                                               -------          -----         -----         -----      -------
     Total liabilities                                         121,175          8,668        16,412        21,487      383,307
                                                               -------          -----        ------        ------      -------
Net Assets
   (Applicable to 657,602,  840,650, 1,309,534, 970,086,
   and 1,858,858 shares of beneficial interest with no
   par value, unlimited number of shares authorized)        $6,440,298     $6,715,822   $ 9,714,345   $ 8,332,210  $17,307,438
                                                            ==========     ==========   ===========   ===========  ===========

Pricing of Shares
   Net asset value, offering and redemption price per share
   $ 6,440,298 /    657,602 shares                          $     9.79
                                                            ==========
   $ 6,715,822 /    840,650 shares                                         $     7.99
                                                                           ==========
   $ 9,714,345 / 1,309,534 shares                                                       $     7.42
                                                                                        ==========
   $ 8,332,210 /    970,086 shares                                                                    $      8.59
                                                                                                      ===========
   $17,307,438 / 1,858,858 shares                                                                                  $     9.31
                                                                                                                   ==========


Net assets
   At March 31, 2001, net assets consisted of:
     Paid-in capital                                        $6,601,450     $7,730,675  $11,277,561     $8,736,188  $19,318,553
     Undistributed net investment income                           726         63,545      146,709        134,895      275,324
     Accumulated net realized loss                            (161,588)      (930,494)  (1,497,763)      (493,206)  (1,885,340)
     Unrealized depreciation on investments                       (290)      (147,904)    (212,162)       (45,667)    (401,099)
                                                                  ----       --------     --------        -------     --------
                                                            $6,440,298     $6,715,822   $9,714,345     $8,332,210  $17,307,438
                                                            ==========     ==========   ==========     ==========  ===========

                 See Accompanying Notes to Financial Statements



                                                       STATEMENTS OF OPERATIONS
                                                    Six Months Ended March 31, 2001
                                                              (Unaudited)


                                                             MERRIMAN      MERRIMAN     MERRIMAN     MERRIMAN
                                                MERRIMAN     GROWTH &       CAPITAL       ASSET      LEVERAGED
                                             HIGH YIELD BOND  INCOME     APPRECIATION  ALLOCATION     GROWTH
                                                  FUND         FUND          FUND         FUND         FUND
                                                  ----         ----          ----         ----         ----
Investment Income
   Interest                                    $   25,640   $    8,732   $   11,904   $     6,293   $   42,608
   Dividends                                      235,977      191,536      239,452       216,703      416,097
                                                  -------      -------      -------       -------      -------
     Total investment income                      261,617      200,268      251,356       222,996      458,705
                                                  -------      -------      -------       -------      -------

Expenses
   Management fees (Note 3)                        35,190       46,938       68,118        56,380      118,292
   Accounting services                              7,827       10,420       14,993        12,270       26,240
   Custodian fees                                   2,524        2,302        2,804         2,506        3,964
   Transfer agent fees                              5,187        5,278        5,785         5,490        7,189
   Interest expense (Note 4)                           --           --           --            --        7,007
   Professional services                            3,064        3,806        5,382         4,174        9,102
   Registration fees                                2,277        2,104        3,921         3,952        4,004
   Insurance and other                              1,711        1,392        2,823         2,702        5,642
   Printing                                           319          455          637           501        1,046
   Trustees fees                                      139          197          227           182          455
                                                      ---          ---          ---           ---          ---

   Expenses before reimbursement                   58,238       72,892      104,690        88,157      182,941
                                                   ------       ------      -------        ------      -------
   Reimbursement by advisor (Note 3)                5,452           --           --            --           --
                                  -                 -----       ------      -------        ------      -------
   Total expenses                                  52,786       72,892      104,690        88,157      182,941
                                                   ------       ------      -------        ------      -------
    Net investment income                          208,831      127,376      146,666       134,839      275,764
                                                   -------      -------      -------       -------      -------

Realized and Unrealized Gain (Loss)
   on Investments
    Net realized loss from security transactions   (35,865)  (1,087,999)  (1,747,819)    (559,517)   (2,400,910)
    Capital  gain distributions from  regulated
     investment companies                                -      157,495      250,065       66,695       517,317
    Net  increase (decrease) in unrealized
     appreciation/depreciation  of investments      51,929      (82,396)    (267,666)     (74,394)     (642,497)
                                                    ------      -------     --------      -------      --------
    Net realized and unrealized gain (loss)
     on investments                                 16,064   (1,012,900)  (1,765,420)    (567,216)   (2,526,090)
                                                    ------   ----------   ----------     --------    ----------
    Net increase (decrease)  in net assets
     resulting from operations                  $  224,895   $ (885,524) $(1,618,754)   $(432,377)  $(2,250,326)
                                                ==========   ==========  ===========    =========   ===========

                 See Accompanying Notes to Financial Statements



                                                  STATEMENTS OF CHANGES IN NET ASSETS

                                                                      MERRIMAN HIGH YIELD             MERRIMAN GROWTH &
                                                                           BOND FUND                     INCOME FUND
                                                                           ---------                     -----------
                                                                       SIX MONTHS ENDED                SIX MONTHS ENDED
                                                                   MARCH 31,    YEAR ENDED         MARCH 31,     YEAR ENDED
                                                                     2001      SEPTEMBER 30,         2001       SEPTEMBER 30,
                                                                  (UNAUDITED)      2000           (UNAUDITED)        2000
                                                                  -----------      ----           -----------        ----
Operations:   Net investment income                               $  208,831    $ 295,629         $  127,376    $  112,751
   Net realized gain (loss) on investments                           (35,865)     (42,267)        (1,087,999)      345,720
   Capital gain distributions from regulated investment
     companies                                                            --           --            157,495       343,481
   Net  increase (decrease) in unrealized appreciation/
     depreciation  on investments                                     51,929      (69,730)           (82,396)     (334,675)
                                                                      ------      -------            -------      --------
   Net increase (decrease) in net assets resulting from operations    224,895     183,632           (885,524)      467,277

Distributions to shareholders:
   Distributions from net realized gain on investments                     --          --           (689,128)     (646,201)
   Distributions from net investment income                          (209,402)   (295,086)          (157,449)      (19,133)

Capital share transactions:
   Increase (decrease) in net assets resulting from capital
     share transactions (Note 5)                                     (747,393)   (692,437)           124,980      (240,656)
                              -                                      --------    --------            -------      --------
   Total decrease                                                    (731,900)   (803,891)        (1,607,121)     (438,713)

Net assets
   Beginning of period                                              7,172,198   7,976,089          8,322,943     8,761,656
                                                                    ---------   ---------          ---------     ---------
   End of period*                                                  $6,440,298  $7,172,198         $6,715,822    $8,322,943
                                                                   ==========  ==========         ==========    ==========

* Including undistributed net investment income of:                $      726  $    1,297         $   63,545    $   93,618
                                                                   ==========  ==========         ==========    ==========



                                                                      MERRIMAN CAPITAL                MERRIMAN ASSET
                                                                     APPRECIATION FUND               ALLOCATION FUND
                                                                     -----------------               ---------------
                                                                        SIX MONTHS ENDED                SIX MONTHS ENDED
                                                                   MARCH 31,    YEAR ENDED         MARCH 31,     YEAR ENDED
                                                                     2001      SEPTEMBER 30,         2001       SEPTEMBER 30,
                                                                  (UNAUDITED)      2000          (UNAUDITED)        2000
                                                                  -----------      ----          -----------        ----
Operations:   Net investment income                               $  146,666    $  224,674       $   134,839     $  289,804
   Net realized gain (loss) on investments                        (1,747,819)      877,664          (559,517)       701,306
   Capital gain distributions from regulated investment
     companies                                                       250,065       518,751            66,695        203,630
   Net  increase (decrease) in unrealized appreciation/
     depreciation on investments                                    (267,666)     (210,733)          (74,394)      (548,398)
                                                                    --------      --------           -------       --------
   Net increase (decrease) in net assets resulting from
     operations                                                   (1,618,754)    1,410,356          (432,377)       646,342

Distributions to shareholders:
   Distributions from net realized gain on investments            (1,396,352)   (1,168,230)         (904,991)      (488,871)
   Distributions from net investment income                         (183,569)     (150,636)         (220,052)      (254,217)

Capital share transactions:
   Increase (decrease) in net assets resulting from capital
     share transactions (Note 5)                                     817,735      (239,273)          285,221       (939,733)
                              -                                      -------      --------           -------       --------
   Total decrease                                                 (2,380,940)     (147,783)       (1,272,199)    (1,036,479)

Net assets
   Beginning of period                                            12,095,285    12,243,068         9,604,409     10,640,888
                                                                  ----------    ----------         ---------     ----------
   End of period*                                                 $9,714,345   $12,095,285        $8,332,210     $9,604,409
                                                                  ==========   ===========        ==========     ==========

* Including undistributed net investment income of:                 $146,709     $ 183,612        $  134,895   $    220,108
                                                                    ========     =========        ==========   ============

                 See Accompanying Notes to Financial Statements


                                            STATEMENTS OF CHANGES IN NET ASSETS (Continued)




                                                                                      MERRIMAN LEVERAGED
                                                                                         GROWTH FUND
                                                                                         -----------
                                                                              SIX MONTHS ENDED
                                                                                  MARCH 31,         YEAR ENDED
                                                                                    2001           SEPTEMBER 30,
                                                                                 (UNAUDITED)           2000
                                                                                 -----------           ----
Operations:   Net investment income                                              $  275,764         $  503,400
   Net realized gain (loss) on investments                                       (2,400,910)         2,305,448
   Capital gain distributions from regulated investment companies                   517,317            901,137
   Net decrease in unrealized appreciation/depreciation on investments             (642,497)          (879,589)
                                                                                   --------           --------
   Net increase (decrease) in net assets resulting from operations               (2,250,326)         2,830,396

Distributions to shareholders:
   Distributions from net realized gain on investments                           (3,206,536)        (2,344,927)
   Distributions from net investment income                                        (503,840)                --

Capital share transactions:
   Increase in net assets resulting from capital share
      transactions (Note 5)                                                       2,563,797          1,464,890
                         -                                                        ---------          ---------
   Total increase (decrease)                                                     (3,396,905)         1,950,359

Net assets
   Beginning of period                                                           20,704,343         18,753,984
                                                                                 ----------         ----------
   End of period*                                                               $17,307,438       $ 20,704,343
                                                                                ===========       ============

* Including undistributed net investment income of:                                $275,324          $ 503,400
                                                                                   ========          =========

                 See Accompanying Notes to Financial Statements




                                                    MERRIMAN LEVERAGED GROWTH FUND
                                                        STATEMENT OF CASH FLOWS



                                                                             SIX MONTHS ENDED             YEAR ENDED
                                                                              MARCH 31, 2001             SEPTEMBER 30,
                                                                                (UNAUDITED)                  2000
                                                                                -----------                  ----
Cash flows from operating activities:
   Dividends and interest received                                             $  402,350                 $  327,874
   Operating expenses paid                                                       (222,814)                  (391,002)
   Net purchases (sales) of short-term investments                             (6,129,997)                 1,103,326
   Purchases of portfolio securities                                          (26,093,954)               (74,136,318)
   Proceeds from sales of portfolio securities                                 32,309,321                 72,476,656
   Long-term capital gain distributions received                                  517,317                  1,499,797
                                                                                  -------                  ---------
      Net cash provided by operating activities                                   782,223                    880,333
                                                                                  -------                    -------
Cash flows from financing activities:
   Proceeds from capital shares sold                                              665,070                  7,020,879
   Payments on capital shares redeemed                                         (1,406,969)                (7,843,146)
   Cash dividends paid *                                                          (40,344)                   (57,870)
                                                                                  -------                    -------
   Net cash used for financing activities                                        (782,243)                  (880,137)
                                                                                 --------                   --------
   Net change in cash                                                                 (20)                       196
   Cash at beginning of period                                                         35                       (161)
                                                                                       --                       ----
   Cash (overdraft) at end of period                                           $       15                 $       35
                                                                               ==========                 ==========
Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
   Net increase (decrease) in net assets resulting from operations            $(2,250,326)                $2,830,396
                                                                              -----------                 ----------
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
   (Increase) decrease in investment securities                                 3,128,677                 (1,993,042)
   (Increase) decrease in dividends and interest receivable                       (56,355)                     5,328
   (Increase) decrease in investment securities sold                                   --                     10,847
   (Increase) decrease in receivable for capital stock sold                           100                         --
   (Increase) decrease in prepaid expenses                                         (1,112)                        --
   Increase (decrease) in accrued management fees                                  (2,808)                     2,317
   Increase (decrease) in other accrued expenses                                  (35,953)                    24,487
                                                                                  -------                     ------

   Total Adjustments                                                            3,032,549                 (1,950,063)
                                                                                ---------                 ----------
     Net cash provided by operating activities                                 $  782,223                 $  880,333
                                                                               ==========                 ==========


* Non-cash financing activities included herein consist of reinvestment of distributions to shareholders of $3,305,696 and $2,287,057 respectively.

                 See Accompanying Notes to Financial Statements


                                                         MERRIMAN MUTUAL FUNDS
                                                         FINANCIAL HIGHLIGHTS


                                                              HIGH YIELD BOND FUND
                                                 (for a share outstanding throughout the period)
                                                            Year Ended September 30,

                                          2001 (a)        2000         1999         1998        1997         1996
                                          --------        ----         ----         ----        ----         ----
Net asset value, beginning of period      $  9.79      $  9.96      $ 10.15      $ 10.74     $ 10.36      $ 10.23
                                          -------      -------      -------      -------     -------      -------
Income from investment operations
   Net investment income                     0.31         0.43         0.46         0.63        0.60         0.63
   Net gains or losses on securities
     (realized and unrealized)                  -(b)     (0.17)       (0.19)       (0.32)       0.38         0.13
                                             ----        -----        -----        -----        ----         ----
     Total from investment operations        0.31         0.26         0.27         0.31        0.98         0.76
                                             ----         ----         ----         ----        ----         ----
Less distributions:
   From investment income                   (0.31)       (0.43)       (0.46)       (0.67)       (0.60)      (0.63)
   From realized capital gains                 --           --           --        (0.23)         --           --
                                             ----        -----         ----        -----        -----       -----
     Total distributions                    (0.31)       (0.43)       (0.46)       (0.90)       (0.60)      (0.63)
                                            -----        -----        -----        -----        -----       -----
Net asset value, end of period           $   9.79      $  9.79      $  9.96      $ 10.15      $ 10.74     $ 10.36
                                         ========      =======      =======      =======      =======     =======
Total return                                 1.93%        2.66%        2.71%        3.03%        9.64%       7.62%
Net assets, end of period($000)           $ 6,440      $ 7,172      $ 7,976      $ 7,500      $ 9,220      $ 8,661
Ratio of expenses to average net assets      1.67%*(c)    1.65%*       1.57%*       1.50%        1.46%        1.49%
Ratio of net income to average net assets    6.00%(c)     4.27%        4.52%        5.93%        5.54%        6.05%

Portfolio turnover rate                    373.54%      774.04%      435.08%      206.12%      172.73%      139.77%




                                                              GROWTH & Income Fund
                                                 (for a share outstanding throughout the period)
                                                            Year Ended September 30,



                                          2001(a)        2000         1999         1998        1997         1996
                                          -------        ----         ----         ----        ----         ----
Net asset value, beginning of period     $ 10.11      $ 10.34      $  9.87      $ 12.96     $ 11.65      $ 11.32
                                         -------      -------      -------      -------     -------      -------
Income from investment operations
   Net investment income                    0.16         0.13         0.08         0.32        0.19         0.27
   Net gains or losses on securities
     (realized and unrealized)             (1.22)        0.44         1.40        (0.17)       2.40         1.02
                                           -----         ----         ----        -----        ----         ----
     Total from investment operations      (1.06)        0.57         1.48         0.15        2.59         1.29
                                           -----         ----         ----         ----        ----         ----
Less distributions:
   From investment income                  (0.20)       (0.02)       (0.15)       (0.27)      (0.24)      (0.27)
   From realized capital gains             (0.86)       (0.78)       (0.86)       (2.97)      (1.04)      (0.69)
                                           -----        -----        -----        -----       -----       -----
      Total distributions                  (1.06)       (0.80)       (1.01)       (3.24)      (1.28)      (0.96)
                                           -----        -----        -----        -----       -----       -----
Net asset value, end of period           $  7.99      $ 10.11      $ 10.34      $  9.87     $ 12.96      $ 11.65
                                         =======      =======      =======      =======     =======      =======
Total return                              (11.00)%       4.96%       13.61%        2.99%      24.11%       12.18%

Net assets, end of period ($000)         $ 6,716      $ 8,323      $ 8,762      $ 8,518     $ 9,514      $ 8,702
Ratio of expenses to average net assets     1.97%(c)     1.81%        1.79%        1.75%       1.71%        1.77%
Ratio of net income to average net assets   3.43%(c)     1.23%        0.68%        2.61%       1.42%        2.33%

Portfolio turnover rate                   346.45%      371.80%      276.73%      280.78%     105.11%      133.00%

* Prior to reimbursement from advisor (a) Six months ended March 31, 2001 (Unaudited) (b) Less than $0.01 per share (c) Annualized

                 See Accompanying Notes to Financial Statements



                                                         MERRIMAN MUTUAL FUNDS
                                                   FINANCIAL HIGHLIGHTS (CONTINUED)



                                                             CAPITAL APPRECIATION FUND
                                                  (for a share outstanding throughout the period)
                                                             Year Ended September 30,



                                          2001(a)          2000         1999         1998        1997         1996
                                          -------          ----         ----         ----        ----         ----
Net asset value, beginning of period      $ 10.02       $  9.99      $  9.06      $ 12.02     $ 10.93      $ 11.69
Income from investment operations
   Net investment income                     0.11          0.26         0.15         0.19        0.06         0.19
   Net gains or losses on securities
     (realized and unrealized)              (1.40)         0.89         1.19        (0.74)       2.13         0.37
                                            -----          ----         ----        -----        ----         ----
     Total from investment operations       (1.29)         1.15         1.34        (0.55)       2.19         0.56
                                            -----          ----         ----        -----        ----         ----
Less distributions:
   From investment income                   (0.15)        (0.13)       (0.06)       (0.20)      (0.06)       (0.22)
   From realized capital gains              (1.16)        (0.99)       (0.35)       (2.21)      (1.04)       (1.10)
                                            -----         -----        -----        -----       -----        -----
     Total distributions                    (1.31)        (1.12)       (0.41)       (2.41)      (1.10)       (1.32)
                                            -----         -----        -----        -----       -----        -----
Net asset value, end of period            $  7.42       $ 10.02      $  9.99      $  9.06     $ 12.02      $ 10.93
                                          =======       =======      =======      =======     =======      =======

Total return                               (15.28)%       10.73%       14.83%       (3.87)%     21.93%        5.69%

Net assets end of period ($000)           $ 9,714       $12,095      $12,243      $12,644     $15,567      $16,665
Ratio of expenses to average net assets      1.94%(b)      1.78%        1.81%        1.81%       1.79%        1.84%
Ratio of net income to average net assets    2.72%(b)      1.69%        1.47%        1.64%       0.58%        1.74%

Portfolio turnover rate                    440.04%       469.11%      310.65%      446.18%     114.36%      254.77%




                                                               ASSET ALLOCATION FUND
                                                  (for a share outstanding throughout the period)
                                                             Year Ended September 30,



                                          2001(a)        2000         1999         1998        1997         1996
                                          -------        ----         ----         ----        ----         ----
Net asset value, beginning of period     $ 10.28      $ 10.41      $  9.70      $ 11.88     $ 11.61      $ 11.21
                                         -------      -------      -------      -------     -------      -------
Income from investment operations
   Net investment income                    0.14         0.30         0.28         0.40        0.26         0.30
   Net gains or losses on securities
     (realized and unrealized)             (0.59)        0.33         0.84        (0.76)       1.27         0.50
                                           -----         ----         ----        -----        ----         ----
     Total from investment operations      (0.45)        0.63         1.12        (0.36)       1.53         0.80
                                           -----         ----         ----        -----        ----         ----
Less distributions:
   From investment income                  (0.24)       (0.26)       (0.08)       (0.48)      (0.33)       (0.16)
   From realized capital gains             (1.00)       (0.50)       (0.33)       (1.34)      (0.93)       (0.24)
                                           -----        -----        -----        -----       -----        -----
     Total distributions                   (1.24)       (0.76)       (0.41)       (1.82)      (1.26)       (0.40)
                                           -----        -----        -----        -----       -----        -----
Net asset value, end of period           $  8.59      $ 10.28      $ 10.41      $  9.70     $ 11.88      $ 11.61
                                         =======      =======      =======      =======     =======      =======
Total return                               (4.80)%       5.73%       11.69%       (2.57)%     14.43%        7.41%

Net assets end of period ($000)          $ 8,332      $ 9,604      $10,641      $12,168     $16,543      $17,733
Ratio of expenses to average net assets     1.98%(b)     1.84%        1.84%        1.84%       1.78%        1.82%
Ratio of net income to average net assets   3.03%(b)     2.75%        2.63%        3.63%       2.26%        2.53%

Portfolio turnover rate                   222.53%      437.61%      327.72%      351.19%     161.57%      204.55%

(a)  Six months ended March 31, 2001 (Unaudited)
(b)  Annualized

                 See Accompanying Notes to Financial Statements




                                                         MERRIMAN MUTUAL FUNDS
                                                   FINANCIAL HIGHLIGHTS (CONTINUED)




                                                                   LEVERAGED GROWTH FUND
                                                       (for a share outstanding throughout the period)
                                                                  Year Ended September 30,



                                           2001(a)         2000         1999         1998        1997         1996
                                           -------         ----         ----         ----        ----         ----
Net asset value, beginning of period       $ 12.96      $ 12.57      $ 10.66      $ 14.85     $ 12.30      $ 12.30
                                           -------      -------      -------      -------     -------      -------
Income from investment operations
   Net investment income (loss)               0.12         0.32        (0.06)        0.06       (0.20)      (0.08)
   Net gains or losses on securities
     (realized and unrealized)               (1.44)        1.65         2.63        (1.18)       3.33         0.84
                                             -----         ----         ----        -----        ----         ----
     Total from investment operations        (1.32)        1.97         2.57        (1.12)       3.13         0.76
                                             -----         ----         ----        -----        ----         ----
Less distributions:
   From investment income                    (0.29)          --           --        (0.06)         --           --
   From realized capital gains               (2.04)       (1.58)       (0.66)       (3.01)      (0.58)       (0.76)
                                             -----        -----        -----        -----       -----        -----
     Total distributions                     (2.33)       (1.58)       (0.66)       (3.07)      (0.58)       (0.76)
                                             -----        -----        -----        -----       -----        -----
Net asset value, end of period             $  9.31      $ 12.96      $ 12.57      $ 10.66     $ 14.85      $ 12.30
                                           =======      =======      =======      =======     =======      =======

Total return                                (11.04)%      14.67%       24.33%       (6.71)%     26.66%        6.85%
Net assets end of period ($000)            $17,307      $20,704      $18,754      $15,488     $17,785      $15,694
Ratio of expenses to average net assets(c)    1.96%(b)     1.88%        2.60%        3.13%       4.13%        3.70%
Ratio of net income (loss) to average
  net assets                                  2.95%(b)     2.26%       (0.46)%       0.46%      (1.52)%      (0.78)%

Portfolio turnover rate                     322.04 %     440.73%      307.56%      351.46%     130.36%      247.36%


(a)  Six months ended March 31, 2001 (Unaudited)
(b)  Annualized

(c) Expenses include interest expenses of 0.07%(b), 0.14%, 0.83%, 1.38%, 2.36%, and 1.95% for 2001, 2000, 1999, 1998, 1997, and 1996, respectively.


   INFORMATION RELATING TO OUTSTANDING DEBT DURING THE YEAR SHOWN BELOW.


                                                       Average              Average Number
                            Amount of Debt         Amount of Debt              of Shares            Average Amount of
                            Outstanding at           Outstanding              Outstanding            Debt per Share
Period ended                 End of Period        During the Period        During the Period        During the Period

March 31, 2001 (Unaudited)   $          --          $        --                1,708,556                  $0.00

September 30, 2000           $          --          $   196,311                1,585,622                  $0.12

September 30, 1999           $          --           $1,708,403                1,475,597                  $1.16

September 30, 1998           $          --           $2,521,205                1,403,276                  $1.80

September 30, 1997           $7,000,000              $4,295,452                1,250,115                  $3.44

September 30, 1996           $5,800,000              $2,981,434                1,156,941                  $2.58

                 See Accompanying Notes to Financial Statements

                            MERRIMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTE 1-- ORGANIZATION

     Merriman High Yield Bond Fund (formerly Flexible Bond), Merriman Growth & Income Fund, Merriman Capital Appreciation Fund, Merriman Asset Allocation Fund, and Merriman Leveraged Growth Fund (the "Funds") are separate series of Merriman Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in 1987 as a Massachusetts Business Trust and may issue an unlimited number of shares of beneficial interest without par value in separate classes of "funds." Effective January 1, 2001, the Flexible Bond Fund changed it's name to Merriman High Yield Bond Fund and changed it's investment objective accordingly.

     Each fund has specific investment objectives: The objectives of the High Yield Bond Fund are high income with some consideration to growth of capital. The objectives of the Growth & Income Fund are long-term growth of capital, income and, secondarily, preservation of capital. The objective of the Capital Appreciation Fund is capital appreciation. The objectives of the Asset Allocation Fund are high total return consistent with reasonable risk. The objective of the Leveraged Growth Fund is capital appreciation through the use of leverage and other investment practices.

NOTE 2-- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed in the preparation of the Trust's financial statements. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Short-term debt securities are valued at amortized cost, which approximates market value. Investments in regulated investment companies (mutual funds) are valued at the net asset value per share.

B. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INCOME RECOGNITION. Dividend income and distributions to shareholders are recorded on the "ex-dividend" date. Interest income is accrued daily.

D. SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October losses.

F. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the report period. Actual results may differ from these estimates.

NOTE 3-- INVESTMENT MANAGEMENT AGREEMENT

     Merriman Investment Management Company (the "Manager") receives investment advisory fees from the Funds. As compensation for its services, the Manager is paid a fee which is calculated at an annual rate based on the average daily net assets of each Fund as follows:

                                       High Yield Bond         All Other
                                            Fund                 Funds

         On the first $250 million1         .000%                1.250%
         On the next $250 million           .875%                1.125%
         On all above $500 million          .750%                1.000%

The Manager has agreed to limit each Fund's expenses. In the event that a Fund's expenses exceed any such limitations, the Manager either waives its fees and/or reimburses such fund to the extent required to conform to such limitations. Currently, the maximum expense which each Fund may incur, expressed as a percentage of average net assets, is 2.5% of the first $30 million, 2% of the next $70 million, and 1.5% of all over $100 million.

The Manager has voluntarily reduced the expense limit to 2% of the first $15 million in net assets, 1.5% on the next $35 million, and 1% of net assets over $50 million for the Merriman Capital Appreciation Fund, the Merriman Asset Allocation Fund, and the Merriman Growth & Income Fund, to 2% of the first $15 million in net assets, 1.5% of the next $15 million in net assets, and 1% of net assets over $30 million for the Merriman Leveraged Growth Fund (exclusive of interest expense), and to 1.5% on the first $30 million in net assets and 1.0% of net assets over $30 million for the Merriman High Yield Bond Fund.

For the six months ended March 31, 2001, the Advisor made expense reimbursements in the amount of $5,452 to the Merriman High Yield Bond Fund.

Certain trustees and officers of the trust are also officers of the Manager.

NOTE 4-- BANK LINE OF CREDIT

     The Merriman Leveraged Growth Fund pays $14,000 per year (included in interest expense) to maintain an unsecured $7,000,000 bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. No compensating balances are required. Balance outstanding at March 31, 2001 was $0.

NOTE 5-- (SEE FOLLOWING)

NOTE 6-- (SEE FOLLOWING)

                            MERRIMAN INVESTMENT TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 5-- CAPITAL SHARES

     At March 31, 2001, there were an unlimited number of no par value shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               MERRIMAN HIGH YIELD BOND FUND                  MERRIMAN GROWTH & INCOME FUND
                               -----------------------------                  -----------------------------
                       SIX MONTHS ENDED            YEAR ENDED           SIX MONTHS ENDED          YEAR ENDED
                        MARCH 31, 2001            SEPTEMBER 30,          MARCH 31, 2001          SEPTEMBER 30,
                          (UNAUDITED)                 2000                 (UNAUDITED)               2000
                          -----------                 ----                 -----------               ----
                        SHARES    VALUE        SHARES      VALUE        SHARES     VALUE       SHARES     VALUE
                        ------    -----        ------      -----        ------     -----       ------     -----
Shares sold...........  37,047  $  370,151     172,516  $1,716,908      21,688   $ 183,227     44,676    $479,525
Shares issued in
   reinvestment  of
   distributions......   8,784      87,045      27,014     267,864      99,831     837,580     59,420     647,080
                         -----      ------      ------     -------      ------     -------     ------     -------
                        45,831     457,196     199,530   1,984,772     121,519   1,020,807    104,096   1,126,605
Shares redeemed.......(120,942) (1,204,589)   (267,846) (2,677,209)   (103,864)   (895,827)  (128,757) (1,367,261)
                      --------  ----------    --------  ----------    --------    --------   --------  ----------
Net increase
  (decrease).......... (75,111) $ (747,393)    (68,316) $ (692,437)     17,655   $ 124,980    (24,661) $ (240,656)
                       =======  ==========     =======  ==========      ======   =========    =======  ==========


                            MERRIMAN CAPITAL APPRECIATION FUND               MERRIMAN ASSET ALLOCATION FUND
                            ----------------------------------               ------------------------------
                       SIX MONTHS ENDED            YEAR ENDED           SIX MONTHS ENDED          YEAR ENDED
                        MARCH 31, 2001            SEPTEMBER 30,          MARCH 31, 2001          SEPTEMBER 30,
                          (UNAUDITED)                 1999                 (UNAUDITED)               2000
                          -----------                 ----                 -----------               ----
                         SHARES    VALUE        SHARES      VALUE        SHARES     VALUE       SHARES     VALUE
                         ------    -----        ------      -----        ------     -----       ------     -----
Shares sold ..........  362,045  $ 3,183,873   622,385   $6,622,017      35,617   $ 320,849     21,382   $ 232,323
Shares issued in
   reinvestment of
   distributions .....  198,181    1,555,720   121,358    1,307,020     124,062   1,111,599     66,390     720,991
                        -------    ---------   -------    ---------     -------   ---------     ------     -------
                        560,226    4,739,593   743,743    7,929,037     159,679   1,432,448     87,772     953,314
Shares redeemed .....  (458,129)  (3,921,858) (761,274)  (8,168,310)   (124,139) (1,147,227)  (175,271) (1,893,047)
                       --------   ----------  --------   ----------    --------  ----------   --------  ----------
Net increase
  (decrease)            102,097   $  817,735   (17,531)  $ (239,273)     35,540    $285,221    (87,499) $ (939,733)
                        =======   ==========   =======   ==========      ======    ========    =======  ==========





                                   MERRIMAN LEVERAGED GROWTH FUND
                                   ------------------------------
                             SIX MONTHS ENDED            YEAR ENDED
                             MARCH 31, 2001            SEPTEMBER 30,
                               (UNAUDITED)                 2000
                               -----------                 ----
                              SHARES     VALUE        SHARES      VALUE
                              ------     -----        ------      -----
Shares sold...........       63,743   $ 665,070      497,652  $7,020,979
Shares issued in
   reinvestment of
   distributions......      330,239   3,305,696      161,858   2,287,057
                            -------   ---------      -------   ---------
                            393,982   3,970,766      659,510   9,308,036
Shares redeemed.......     (132,472) (1,406,969)    (553,555) (7,843,146)
                           --------  ----------     --------  ----------
Net increase..........      261,510  $2,563,797      105,955  $1,464,890
                            =======  ==========      =======  ==========




NOTE 6-- PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than short-term investments and money market funds for the six months ended March 31, 2001 were as follows:

                                             PURCHASES        SALES
                                             ---------        -----
   Merriman High Yield Bond Fund...........$11,431,607     $13,358,781
   Merriman Growth & Income Fund............ 9,297,345      12,094,725
   Merriman Capital Appreciation Fund.......17,635,709      19,693,702
   Merriman Asset Allocation Fund........... 8,035,124       9,869,307
   Merriman Leveraged Growth Fund...........26,093,954      32,309,247

                     MERRIMAN
Graphic Omitted      INVESTMENT TRUST
                     1200 Westlake Avenue North Suite 700
                     Seattle, Washington  98109
                     1-800-423-4893

                                  ATTACHMENT 4

                    PRO-FORMA COMBINING FINANCIAL STATEMENTS
                      FOR MARCH 31, 2001 AND FOR THE FISCAL
                   YEAR ENDING SEPTEMBER 30, 2000 (UNAUDITED)

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN GROWTH & INCOME FUND
MERRIMAN ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

March 31, 2001 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------------
  Merriman       Merriman Asset                                                        Merriman         Merriman Asset
Growth & Income   Allocation     ProForma                                           Growth & Income       Allocation     ProForma
    Fund           Fund          Combining                                                Fund               Fund        Combining
-----------------------------------------------------------------------------------------------------------------------------------
              Shares                                                                              Market Value
-----------------------------------------------------------------------------------------------------------------------------------

                                             Domestic Equity Funds:          20.90%              9.39%            14.53%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       14,675           -   14,675           INVESCO Value Equity Fund               $ 294,963                $ -        $ 294,963
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -      15,232   15,232           Liberty Select Value Fund - Class S             -            307,996          307,996
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       23,586           -   23,586           Neuberger Berman Guardian Fund            335,631                  -          335,631
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       17,942           -   17,942           SAFECO Equity Fund                        332,285                  -          332,285
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       22,409           -   22,409           Salomon Brothers Investors Value Fund     440,780                  -          440,780
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -      18,472   18,472           Scudder Large Company Value Fund                -            474,719          474,719
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             Total Domestic Equity Funds
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                     (Cost $1,551,563, $833,911 and $2,385,474 respectively) 1,403,659      782,715        2,186,374
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             Domestic Bond Funds:            0.00%               5.66%             3.13%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -      26,932   26,932           Federated Bond Fund                             -            238,080          238,080
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -      23,760   23,760           Rydex US Gov't Bond Fund                        -            233,326          233,326
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             Total Domestic Bond Funds
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                      (Cost $0, $460,000 and $460,000, respectively)          -            471,406          471,406
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             International Bond Fund:        0.00%               6.05%             3.35%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -      55,337   55,337           Scudder Global Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                      (Cost $0, $509,998 and $509,998, respectively)             -           504,121        504,121
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             Money Market Funds:             73.88%             74.53%            74.24%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      345,160     258,909  604,069           AIM Cash Reserves Fund                    345,160            258,909          604,069
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      320,274     341,347  661,621           Am Century Gov't Agency Money Mkt. Fund   320,274            341,347          661,621
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -     358,667  358,667           Am Century Prime Money Mkt Fund                 -            358,667          358,667
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      348,539     393,197  741,736           Columbia Daily Income Fund                348,539            393,197          741,736
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      287,870     382,368  670,238           Dreyfus Founders Money Mkt Fund           287,870            382,368          670,238
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -     550,995  550,995           Federated Money Market Trust                    -            550,995          550,995
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -     225,964  225,964           Federated Treasury Obligation Fund              -            225,964          225,964
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      290,893     407,734  698,627           Fidelity Cash Reserves Fund               290,893            407,734          698,627
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  381,809  381,809           Fidelity Daily Money Market Fund                -            381,809          381,809
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      100,000           -  100,000           Fidelity US Gov't Reserves Fund           100,000                  -          100,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -     269,864  269,864           INVESCO Cash Reserves Fund                      -            269,864          269,864
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -     364,144  364,144           INVESCO US Gov't Money Fund                     -            364,144          364,144
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      100,000           -  100,000           Janus Gov't Money Market Fund             100,000                  -          100,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      249,103           -  249,103           Janus Money Market Fund                   249,103                  -          249,103
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      266,183     202,229  468,412           Pilgrim Money Market Fund                 266,183            202,229          468,412
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      307,850     358,805  666,655           Potomac US Gov't Money Market Fund        307,850            358,805          666,655
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -     803,099  803,099           Rydex US Gov't Money Market Fund                -            803,099          803,099
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      247,617     328,628  576,245           Scudder Cash Investment Trust             247,617            328,628          576,245
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      200,000           -  200,000           Scudder Money Mkt. Series - Premium Fund  200,000                  -          200,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      360,254           -  360,254           Scudder Money Mkt. Series - Prime Rsv Fund360,254                  -          360,254
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      277,452           -  277,452           Scudder US Treasury Money Fund            277,452                  -          277,452
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      271,560           -  271,560           Stein Roe Cash Reserves Fund              271,560                  -          271,560
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      320,216           -  320,216           Strong Money Market Fund                  320,216                  -          320,216
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            -     582,053  582,053           USAA Treasury Money Market Fund                 -            582,053          582,053
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      393,033           -  393,033           Value Line Cash Fund                      393,033                  -          393,033
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      275,824           -  275,824           WPG Money Market Fund                     275,824                  -          275,824
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             Total Money Market Funds
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                      (Cost $4,961,828, $6,209,812 and
                                               $11,171,640, respectively)            4,961,828          6,209,812        11,171,640
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
               Principal
                Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                             Short Term Demand Notes:        4.94%               4.19%             4.52%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    $ 331,700   $ 348,900 $ 680,600          Firstar Bank Milwaukee, NA
                                             4.805%  04/02/2001
                                             (Cost $331,700, $348,900 and
                                              $680,600, respectively)                  331,700           348,900          680,600
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                         Total Investment in Securities
                                          (Cost $6,845,091, $8,362,621
                                             and $15,207,712, respectively)    99.72% 6,697,187  99.82% 8,316,954 99.77% 15,014,141
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          Other Assets Less Liabilities
                                                                               0.28%      18,635   0.18%     15,256  0.23%    33,891
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                           NET ASSETS


                                                                           100.00% $6,715,822 100.00% $8,332,210 100.00% $15,048,032
----------------------------------------------------------------------     ======================================================
----------------------------------------------------------------------     ======================================================

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                   (a)Cost for federal income tax purposes is the same
                                      and net unrealized depreciation consists of:


                                      Gross unrealized appreciation                 $ -           $ 11,406         $ 11,406
                                      Gross unrealized depreciation            (147,904)           (57,073)        (204,977)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Net Unrealized Depreciation            $ (147,904)         $ (45,667)       $ (193,571)
---------------------------------------------------------------------------=============--------===========-------==========-------

     See Accompanying Notes to Financial Statements

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN GROWTH & INCOME FUND
MERRIMAN ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Merriman            Merriman Asset
                                                                      Growth & Income          Allocation              ProForma
                                                                           Fund                   Fund                Combining
                                                                      ---------------       -----------------      -----------------
ASSETS
    Investments at market Value
       (Identified cost $6,845,091, $8,362,621 and $15,207,712,           $6,697,187              $8,316,954            $15,014,141
        respectively) (Note 1(A))
    Cash                                                                           7                       9                     16
    Dividends and interest receivable                                         27,296                  36,734                 64,030
                                                                      ---------------       -----------------      -----------------
             Total assets                                                  6,724,490               8,353,697             15,078,187
                                                                      ---------------       -----------------      -----------------

LIABILITIES
    Accrued management fees                                                    6,689                   8,853                 15,542
    Other accrued expenses                                                     1,979                  12,634                 14,613

                                                                      ---------------       -----------------      -----------------
             Total liabilities                                                 8,668                  21,487                 30,155
                                                                      ---------------       -----------------      -----------------



NET ASSETS                                                                $6,715,822              $8,332,210            $15,048,032
                                                                      ===============       =================      =================


NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
                     (       $6,715,822  /       840,650   shares)            $7.99
                                                                              =====
                     (       $8,332,210  /       970,086   shares)                                    $8.59
                                                                                                      =====
                     (      $15,048,032  /     1,883,480   shares)                                                           $7.99
                                                                                                                             =====


NET ASSETS
    At March 31, 2001, net assets consisted of:
         Paid - in capital                                                $7,730,675              $8,736,188            $16,466,863
         Undistributed net investment income                                  63,545                 134,895                198,440
         Accumulated net realized loss on investments                       (930,494)               (493,206)            (1,423,700)
         Net unrealized depreciation on investments                         (147,904)                (45,667)              (193,571)
                                                                      ---------------       -----------------      -----------------
                                                                          $6,715,822              $8,332,210            $15,048,032
                                                                      ===============       =================      =================
                                                                                            -----------------      -----------------


-------------------------------------------------------------------------------
See accompanying notes to financial statements

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN GROWTH & INCOME FUND
MERRIMAN ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS


For the six months ended March 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Merriman         Merriman Asset                      ProForma
                                                                  Growth & Income     Allocation        ProForma         Combining
                                                                      Fund               Fund          Adjustments      (Unaudited)
                                                                  --------------     -------------     ------------     ------------
INVESTMENT INCOME:

    Dividends                                                          $191,536          $216,703               $0         $408,239
    Interest                                                              8,732             6,293                0           15,025
                                                                  --------------     -------------     ------------
                                                                                                                        ------------
       Total investment income                                          200,268           222,996                0          423,264
                                                                  --------------     -------------     ------------     ------------


  Expenses:
    Management fee                                                       46,938            56,380                0          103,318
    Accounting services                                                  10,420            12,270           (8,700)(a)       13,990
    Custodian fees                                                        2,302             2,506           (1,600)(a)        3,208
    Transfer agent fees                                                   5,278             5,490             (700)(a)       10,068
    Professional services                                                 3,806             4,174           (2,700)(a)        5,280
    Registration fees                                                     2,104             3,952           (1,900)(a)        4,156
    Insurance and other                                                   1,392             2,702                0            4,094
    Printing                                                                455               501                0              956
    Trustees fees                                                           197               182                0              379
                                                                  --------------     -------------     ------------     ------------
                                                                  --------------     -------------     ------------     ------------
       Total expenses                                                    72,892            88,157          (15,600)         145,449
                                                                  --------------     -------------     ------------     ------------

        Net investment income                                           127,376           134,839           15,600          277,815
                                                                  --------------     -------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

    Net realized loss from security transactions                     (1,087,999)         (559,517)               0       (1,647,516)
    Capital gain distributions from regulated investment companies      157,495            66,695                0          224,190
    Increase (decrease) in unrealized appreciation/
            depreciation of investments                                 (82,396)          (74,394)               0         (156,790)
                                                                  --------------     -------------     ------------     ------------
        Net loss on investments                                      (1,012,900)         (567,216)               0       (1,580,116)
                                                                  --------------     -------------     ------------     ------------

NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                            ($885,524)        ($432,377)         $15,600      ($1,302,301)
                                                                  ==============     =============     ============     ============


(a) Adjustments reflect expected savings when the two funds become one.

------------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN GROWTH & INCOME FUND
MERRIMAN ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2000
--------------------------------------------------------------------------------------------------------------------------

                                                               Merriman        Merriman Asset                   ProForma
                                                             Growth & Income   Allocation       ProForma       Combining
                                                                 Fund             Fund         Adjustments     (Unaudited)
                                                             -------------     -----------     -----------     -----------
INVESTMENT INCOME:

    Dividends                                                    $261,809        $458,475              $0        $720,284
    Interest                                                       16,803          25,273               0          42,076
                                                             -------------     -----------     -----------
                                                                                                               -----------
       Total investment income                                    278,612         483,748               0         762,360
                                                             -------------     -----------     -----------     -----------


  Expenses:
    Management fee                                                115,081         132,510               0         247,591
    Accounting services                                            20,447          23,662         (17,300)(a)      26,809
    Custodian fees                                                  4,023           4,552          (3,700)(a)       4,875
    Transfer agent fees                                            10,315          10,634          (1,400)(a)      19,549
    Professional services                                           7,616           9,125          (5,700)(a)      11,041
    Registration fees                                               4,443           8,163          (3,800)(a)       8,806
    Insurance and other                                             3,029           4,824               0           7,853
    Printing                                                          556             352               0             908
    Trustees fees                                                     351             122               0             473
                                                             -------------     -----------     -----------     -----------
                                                             -------------     -----------     -----------     -----------
       Total expenses                                             165,861         193,944         (31,900)        327,905
                                                             -------------     -----------     -----------     -----------

        Net investment income                                     112,751         289,804          31,900         434,455
                                                             -------------     -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

    Net realized gain from security transactions                  345,720         701,306               0       1,047,026
    Capital gain distributions from regulated investment companies343,481         203,630               0         547,111
    Increase (decrease) in unrealized appreciation/
            depreciation of investments                          (334,675)       (548,398)              0        (883,073)
                                                             -------------     -----------     -----------     -----------
        Net gain on investments                                   354,526         356,538               0         711,064
                                                             -------------     -----------     -----------     -----------

NET INCREASE  IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $467,277        $646,342         $31,900      $1,145,519
                                                             =============     ===========     ===========     ===========


(a) Adjustments reflect expected savings when the two funds become one.

--------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN LEVERAGED GROWTH FUND
MERRIMAN CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS


March 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

   Merriman        Merriman                                                       Merriman             Merriman
Leveraged Growth Capital Apprecion ProForma                                     Leveraged Growth   Capital Appreciation    ProForma
     Fund            Fund          Combining                                        Fund                Fund               Combining
------------------------------------------------------------------------------------------------------------------------------------

                Shares                                                                                Market Value
------------------------------------------------------------------------------------------------------------------------------------
                                             Domestic Equity Funds:               31.47%               22.57%             28.27%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         32,970          20,172    53,142    Federated Stock Trust                $1,082,741         $662,438            $1,745,179
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         25,782          21,765    47,547    Fidelity Disciplined Equity Fund        580,595          488,408             1,069,003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         37,211               -    37,211    Liberty Select Value Fund - Class S     752,404                -               752,404
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         67,656               -    67,656    Neuberger Berman Guardian Fund        1,252,309                -             1,252,309
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         32,205               -    32,205    Robertson Stephens Value + Growth Fund  709,488                 -              709,488
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         41,621          23,877    65,498    Scudder Large Company Value Fund       1,069,660            613,647         1,683,307
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -          22,853    22,853    Value Line Fund                                -            428,399           428,399
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Domestic Equity Funds
                                             (Cost $5,848,296, $2,405,054 and
                                                $8,253,350, respectively)           5,447,197          2,192,892         7,640,089
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Money Market Funds:                  64.60%               74.32%             68.10%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -         442,501   442,501    Am Century Cap Presv Money Mkt Fund        -              442,501           442,501
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -         101,183   101,183    Am Century Premium Gov't Reserve Fund      -              101,183           101,183
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -         457,401   457,401    Am Century Prime Money Market Fund         -              457,401           457,401
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        892,435         446,045 1,338,480    Columbia Daily Income Fund           892,435              446,045         1,338,480
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        898,388         652,896 1,551,284    Dreyfus Founders Money Market Fund   898,388              652,896         1,551,284
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -         470,248   470,248    Federated Short-Term US Gov't Trust        -              470,248           470,248
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        991,404         435,739 1,427,143    Federated Treasury Obligation Fund   991,404              435,739         1,427,143
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        757,611         502,433 1,260,044    Federated Money Market Trust         757,611              502,433         1,260,044
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        670,001         200,000   870,001    Fidelity Cash Reserves Fund          670,001              200,000           870,001
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        368,678         308,714   677,392    Fidelity US Gov't Reserves Fund      368,678              308,714           677,392
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        752,219         372,452 1,124,671    INVESCO Cash Reserves Fund           752,219              372,452         1,124,671
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        485,866               -   485,866    INVESCO US Gov't Money Fund          485,866                  -           485,866
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        626,096               -   626,096    Neuberger Berman Cash Reserves Fund  626,096                  -           626,096
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -         363,977   363,977    Pilgrim Money Market Fund                  -              363,977           363,977
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        757,227         473,830 1,231,057    Potomac US Gov't Money Market Fund   757,227              473,830         1,231,057
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        851,821         506,908 1,358,729    Rydex US Gov't Money Market Fund     851,821              506,908         1,358,729
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        661,814         354,492 1,016,306    Scudder Cash Investment Trust        661,814              354,492         1,016,306
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        785,870               -   785,870    Scudder US Treasury Money Fund       785,870                  -           785,870
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -         501,216   501,216    Stein Roe Cash Reserves Fund               -              501,216           501,216
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        687,219         304,541   991,760    USAA Money Market Fund               687,219              304,541           991,760
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              -         324,588   324,588    USAA Treasury Money Market Fund            -              324,588           324,588
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        994,534               -   994,534    Value Line Cash Fund                 994,534                  -           994,534
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Money Market Funds
                                             (Cost $11,181,183, $7,219,164 and
                                                $18,400,347, respectively)        11,181,183          7,219,164        18,400,347
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   Principal
                    Amount
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Short Term Demand Notes:              5.73%                2.88%              4.70%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      $ 873,600       $ 279,800 $1,153,400   Firstar Bank Milwaukee, NA
                                             4.805%  04/02/2001                   873,600              279,800            1,153,400
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        117,300               -   117,300    Wisconsin Electric Demand Note
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             4.63%  04/02/2001                    117,300                  -               117,300
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Short Term Demand Notes
                                             (Cost $990,900, $279,800 and
                                               $1,270,700, respectively)            990,900            279,800             1,270,700
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                        Total Investment in Securities
                                        (Cost $18,020,379, $9,904,018
                                         and $27,924,397, respectively)   101.80%  17,619,280 99.77% 9,691,856 101.07% 27,311,136
------------------------------------------------------------------------------------------------------------------------------------

                                          Other Assets Less Liabilities
                                                                           -1.80%   (311,842) 0.23%    22,489   -1.07%   (289,353)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                      100.00%   $17,307,438  100.00% $9,714,345 100.00% $27,021,783
-------------------------------------------------------------------------------=====================================================
-------------------------------------------------------------------------------=====================================================

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                          (a)Cost for federal income tax purposes is the same
                                             and net unrealized depreciation consists of:

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Gross unrealized appreciation        $ 112,309                $ -            $ 112,309
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Gross unrealized depreciation         (513,408)          (212,162)           (725,570)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Net Unrealized Depreciation          $ (401,099)        $ (212,162)       $ (613,261)
----------------------------------------------------------------------------------==============-------============-------==========
----------------------------------------------------------------------------------==============-------============-------==========

                See Accompanying Notes to Financial Statements
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN LEVERAGED GROWTH FUND
MERRIMAN CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                     Merriman            Merriman
                                                                  Leveraged Growth    Capital Appreciation     ProForma
                                                                       Fund                Fund                Combining
                                                                  ---------------     ----------------      ----------------
ASSETS
    Investments at market value
       (Identified cost $18,020,379, $9,904,018                      $17,619,280           $9,691,856           $27,311,136
        $27,924,397, respectively) (Note 1(A))
    Cash (overdraft)                                                          15                   (6)                    9
    Dividends and interest receivable                                     70,338               38,901               109,239
    Prepaid expenses                                                       1,112                    0                 1,112
                                                                  ---------------     ----------------      ----------------
             Total assets                                             17,690,745            9,730,751            27,421,496
                                                                  ---------------     ----------------      ----------------

LIABILITIES
    Accrued management fees                                               18,971               10,325                29,296
    Other accrued expenses                                                     0                6,081                 6,081
    Distribution payable                                                 364,336                    0               364,336
                                                                  ---------------     ----------------      ----------------
             Total liabilities                                           383,307               16,406               399,713
                                                                  ---------------     ----------------      ----------------



NET ASSETS                                                           $17,307,438           $9,714,345           $27,021,783
                                                                  ===============     ================      ================


NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
                    (      $17,307,438  /     1,858,858  shares)          $9.31
                                                                          =====
                    (       $9,714,345  /     1,309,534  shares)                               $7.42
                                                                                               =====
                    (      $27,021,783  /     2,902,289  shares)                                                     $9.31
                                                                                                                     =====


NET ASSETS
    At March 31, 2001, net assets consisted of:
         Paid - in capital                                           $19,318,553          $11,277,561           $30,596,114
         Undistributed net investment income                             275,324              146,709               422,033
         Accumulated net realized loss on investments                 (1,885,340)          (1,497,763)           (3,383,103)
         Net unrealized depreciation on investments                     (401,099)            (212,162)             (613,261)
                                                                  ---------------     ----------------      ----------------
                                                                     $17,307,438           $9,714,345           $27,021,783
                                                                  ===============     ================      ================
                                                                                      ----------------      ----------------


                                                                                 -------------------------------------------
---------------------------------------------------------------------------------

See accompanying notes to financial statements

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN LEVERAGED GROWTH FUND
MERRIMAN CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------

                                                               Merriman          Merriman                        ProForma
                                                             Leveraged Growth Capital Appreciation ProForma        Combining
                                                                 Fund              Fund           Adjustments     (Unaudited)
                                                             -------------      ------------      ------------    ------------
INVESTMENT INCOME:

    Dividends                                                    $416,097          $239,452              $0        $655,549
    Interest                                                       42,608            11,904               0          54,512
                                                             -------------      ------------    ------------
                                                                                                                ------------
       Total investment income                                    458,705           251,356               0         710,061
                                                             -------------      ------------    ------------    ------------


  Expenses:
    Management fee                                                118,292            68,118               0         186,410
    Accounting services                                            26,240            14,993         (15,800)(a)      25,433
    Custodian fees                                                  3,964             2,804          (2,200)(a)       4,568
    Transfer agent fees                                             7,189             5,785            (700)(a)      12,274
    Interest expense                                                7,007                 0               0           7,007
    Professional services                                           9,102             5,382          (5,000)(a)       9,484
    Registration fees                                               4,004             3,921          (1,800)(a)       6,125
    Insurance and other                                             5,642             2,823               0           8,465
    Printing                                                        1,046               637               0           1,683
    Trustees fees                                                     455               227               0             682
                                                             -------------      ------------    ------------    ------------
                                                             -------------      ------------    ------------    ------------
       Total expenses                                             182,941           104,690         (25,500)        262,131
                                                             -------------      ------------    ------------    ------------

        Net investment income                                     275,764           146,666          25,500         447,930
                                                             -------------      ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

    Net realized loss from security transactions               (2,400,910)       (1,747,819)              0      (4,148,729)
Capital gain distributions from regulated investment companies    517,317           250,065               0         767,382
    Increase (decrease) in unrealized appreciation/
            depreciation of investments                          (642,497)         (267,666)              0        (910,163)
                                                             -------------      ------------    ------------    ------------
        Net loss on investments                                (2,526,090)       (1,765,420)              0      (4,291,510)
                                                             -------------      ------------    ------------    ------------

NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                    ($2,250,326)      ($1,618,754)        $25,500     ($3,843,580)
                                                             =============      ============    ============    ============


(a) Adjustments reflect expected savings when the two funds become one.

----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

PRO FORMA FINANCIAL STATEMENTS

MERRIMAN LEVERAGED GROWTH FUND
MERRIMAN CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2000
----------------------------------------------------------------------------------------------------------------------------

                                                               Merriman          Merriman                        ProForma
                                                             Leveraged Growth Capital Appreciation ProForma      Combining
                                                                 Fund              Fund         Adjustments     (Unaudited)
                                                             -------------      ------------    ------------    ------------
INVESTMENT INCOME:

    Dividends                                                    $872,428          $415,099              $0      $1,287,527
    Interest                                                       48,778            46,157               0          94,935
                                                             -------------      ------------    ------------
                                                                                                                ------------
       Total investment income                                    921,206           461,256               0       1,382,462
                                                             -------------      ------------    ------------    ------------


  Expenses:
    Management fee                                                278,802           166,013               0         444,815
    Accounting services                                            50,745            28,796         (31,200)(a)      48,341
    Custodian fees                                                  7,388             4,999          (3,100)(a)       9,287
    Transfer agent fees                                            14,457            11,562          (1,400)(a)      24,619
    Interest expense                                               31,669                 0               0          31,669
    Professional services                                          15,883            10,710          (9,200)(a)      17,393
    Registration fees                                               8,052             8,108          (3,600)(a)      12,560
    Insurance and other                                             7,689             5,040               0          12,729
    Printing                                                        2,294               922               0           3,216
    Trustees fees                                                     827               432               0           1,259
                                                             -------------      ------------    ------------    ------------
                                                             -------------      ------------    ------------    ------------
       Total expenses                                             417,806           236,582         (48,500)        605,888
                                                             -------------      ------------    ------------    ------------

        Net investment income                                     503,400           224,674          48,500         776,574
                                                             -------------      ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

    Net realized gain from security transactions                2,305,448           877,664               0       3,183,112
    Capital gain distributions from regulated investment companies901,137           518,751               0       1,419,888
    Increase (decrease) in unrealized appreciation/
            depreciation of investments                          (879,589)         (210,733)              0      (1,090,322)
                                                             -------------      ------------    ------------    ------------
        Net gain on investments                                 2,326,996         1,185,682               0       3,512,678
                                                             -------------      ------------    ------------    ------------

NET INCREASE  IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $2,830,396        $1,410,356         $48,500      $4,289,252
                                                             =============      ============    ============    ============


(a) Adjustments reflect expected savings when the two funds become one.

----------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements



PRO FORMA FINANCIAL STATEMENTS

MERRIMAN INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited) and September 30, 2000
------------------------------------------------------------------------------

(1)      BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma portfolio of investments give effect to the proposed Agreement and Plan of Reorganization within the Merriman Investment Trust and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan of Reorganization would be accomplished by an exchange of shares of Merriman Growth & Income Fund and Merriman Leveraged Growth Fund for the net assets of Merriman Asset Allocation Fund and Merriman Capital Appreciation Fund, respectively, and the distribution of Merriman Growth & Income Fund shares and Merriman Leveraged Growth Fund shares to Merriman Asset Allocation Fund shareholders and Merriman Capital Appreciation Fund shareholders, respectively. All securities owned by the Selling Funds are suitable and appropriate for the portfolios of their respective Acquiring Funds, and, therefore, there will be no need to sell any of the Selling Funds' securities in order to complete the Reorganization. If the Agreement and Plan of Reorganization were to have taken place at March 31, 2001, shareholders of Merriman Asset Allocation Fund would have received 1,042,830 shares of Merriman Growth & Income Fund and shareholders of Merriman Capital Appreciation Fund would have received 1,043,431 shares of Merriman Leveraged Growth Fund..


(2) THE PRO FORMA ADJUSTMENTS TO THESE PRO FORMA FINANCIAL STATEMENTS ARE COMPRISED OF:

Adjustments to reflect the expected savings when the two funds become one.

                            MERRIMAN INVESTMENT TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         Article VIII of the Trust's Declaration of Trust provides for indemnification of certain persons acting on behalf of the Trust.

         Article VIII, Section 8.1 states, "The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities," and further states that, "subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person in connection with the assets of affairs of the Trust or of any Fund, unless only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions."

         Section 8.2 states concerning a Trustee's liability, "Subject to
Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant or Contracting Party, nor shall any Trustee be responsible for the act or omission of any other Trustee;
(ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustee, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties."

         Concerning indemnification by the Trust or Fund of the Trust, section
8.4 states, "Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling conduct, (ii) dismissal of a court action or an administrative proceeding against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in
Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder."

         Regarding compromise payments, the Declaration of Trust states, "As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."
         Finally, Section 8.6 states that, "The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this
Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person."

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Trust's Declaration of Trust and By-laws, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Trust would generally include losses incurred on account or any alleged negligent act, error or omission committed in connection with the operation of the Trust, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally included losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees. Notwithstanding the foregoing, no insurance will be purchased which protects or purports to protect any officer or trustee for actions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

         This summary is qualified in its entirety by reference to the Registrant's Agreement and Declaration of Trust, incorporated by reference as Exhibit (1)(a).

Item 16. Exhibits.

1. (a) Agreement and Declaration of Trust. Incorporated herein by reference to Post- Effective Amendment No. 15 filed on April 11, 1997, File Nos. 33-20420 and 811-05487.



(b) Certificate of Amendment to the Declaration of Trust dated December 20, 2000. Incorporated herein by reference to Post-Effective Amendment No. 24 filed on December 21, 2000, File Nos. 33-20420 and 811-05487.

2. Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 21 filed on November 29, 1999, File Nos. 33-20420 and 811-05487.

3.       None.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5.   None other than as set forth in Exhibits 1 and 2.

6. Investment Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 15 referenced in paragraph 1(a) above.

7.       None.

8.       None.

9. Custodian Agreement. Incorporated herein by reference to Post-Effective Amendment No. 21 referenced in paragraph 2 above.

10.      None.


11. Opinion and consent of Sullivan & Worcester LLP. Incorporated herein by reference to the Registration Statement on Form N-14 filed on June 6, 2001, File No. 333-62364.


12. Tax opinion and consent of Sullivan & Worcester LLP. Incorporated herein by reference to the Registration Statement on Form N-14 filed on June 6, 2001, File No. 333-62364.



13.      None.


14. Consent of Tait, Weller & Baker. Incorporated herein by reference to the Registration Statement on Form N-14 filed on June 6, 2001, File No. 333-62364.



15.      None.

16. Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 21 referenced in paragraph 2 above.


17. Form of Proxy Card. Incorporated herein by reference to the Registration Statement on Form N-14 filed on June 6, 2001, File No. 333-62364.






Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed on behalf of the Registrant in the City of Seattle and State of Washington on the 19th day of July, 2001.


                                        MERRIMAN INVESTMENT TRUST

                                        By:      /s/ Paul A. Merriman
                                                 Name: Paul A. Merriman
                                                 Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated and on the dates indicated.


Signatures                          Title


/s/ Paul A. Merriman                Trustee and President                               July 19, 2001
---------------------------                                                             ---------=======-----
Paul A. Merriman                                                                         Date

/s/ William L. Notaro               Trustee, Executive Vice President,                  July 19, 2001
---------------------------          Secretary and Treasurer                            ---------=======-----
William L. Notaro                                                                       Date

/s/ David A. Ederer*                Trustee                                             July 19, 2001
--------------------                                                                    ---------=======-----
David A. Ederer                                                                         Date

/s/ Ben W. Reppond*                 Trustee                                             July 19, 2001
-------------------                                                                     ----------=======-----
Ben W. Reppond                                                                          Date

/s/ Donald E. West*                 Trustee                                             July 19, 2001
-------------------                                                                     ---------=======-----
Donald E. West                                                                          Date






*Signed by Paul A. Merriman under Powers of Attorney dated 2/28/88.